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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated January 25, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-1








================================================================================

                                TABLE OF CONTENTS

                                                                                                           Page

PRELIMINARY STATEMENT....................................................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01        Defined Terms........................................................................
Section 1.02        Interest Calculations................................................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01        Conveyance of Mortgage Loans.........................................................
Section 2.02        Acceptance by the Trustee of the Mortgage Loans......................................
Section 2.03        Representations, Warranties and Covenants of the Servicer............................
Section 2.04        Representations and Warranties of the Depositor as to the Mortgage Loans.............
Section 2.05        Designation of Interests in the REMICs...............................................
Section 2.06        Designation of Start-up Day..........................................................
Section 2.07        REMIC Certificate Maturity Date......................................................
Section 2.08        Execution and Delivery of Certificates...............................................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01        Servicer to Service Mortgage Loans...................................................
Section 3.02        Subservicing; Enforcement of the Obligations of Servicer.............................
Section 3.03        Fidelity Bond; Errors and Omissions Insurance........................................
Section 3.04        Access to Certain Documentation......................................................
Section 3.05        Maintenance of Primary Mortgage Insurance Policy; Claims.............................
Section 3.06        Rights of the Depositor and the Trustee in Respect of the Servicer...................
Section 3.07        Trustee to Act as Servicer...........................................................
Section 3.08        Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate
                       Account; and Upper-Tier Certificate Account.......................................
Section 3.09        Collection of Taxes, Assessments and Similar Items; Escrow Accounts..................
Section 3.10        Access to Certain Documentation and Information Regarding the Mortgage Loans.........
Section 3.11        Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.................................................
Section 3.13        Enforcement of Due-On-Sale Clauses; Assumption Agreements............................
Section 3.14        Realization Upon Defaulted Mortgage Loans; REO Property..............................
Section 3.15        Trustee to Cooperate; Release of Mortgage Files......................................
Section 3.16        Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee
Section 3.17        Servicing Compensation...............................................................
Section 3.18        Annual Statement as to Compliance....................................................
Section 3.19        Annual Independent Public Accountants' Servicing Statement; Financial Statements.....
Section 3.20        Advances.............................................................................
Section 3.21        Modifications, Waivers, Amendments and Consents......................................
Section 3.22        Reports to the Securities and Exchange Commission....................................
Section 3.23        Maintenance of the Rounding Accounts; Collections Thereunder.........................


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01        Servicer's Certificate...............................................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01        Distributions........................................................................
Section 5.02        Priorities of Distributions..........................................................
Section 5.03        Allocation of Losses.................................................................
Section 5.04        Statements to Certificateholders.....................................................
Section 5.05        Tax Returns and Reports to Certificateholders........................................
Section 5.06        Tax Matters Person...................................................................
Section 5.07        Rights of the Tax Matters Person in Respect of the Trustee...........................
Section 5.08        REMIC Related Covenants..............................................................
Section 5.09        Principal Distributions on the Special Retail Certificates...........................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01        The Certificates.....................................................................
Section 6.02        Registration of Transfer and Exchange of Certificates................................
Section 6.03        Mutilated, Destroyed, Lost or Stolen Certificates....................................
Section 6.04        Persons Deemed Owners................................................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01        Respective Liabilities of the Depositor and the Servicer.............................
Section 7.02        Merger or Consolidation of the Depositor or the Servicer.............................
Section 7.03        Limitation on Liability of the Depositor, the Servicer and Others....................
Section 7.04        Depositor and Servicer Not to Resign.................................................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01        Events of Default....................................................................
Section 8.02        Remedies of Trustee..................................................................
Section 8.03        Directions by Certificateholders and Duties of Trustee During Event of Default.......
Section 8.04        Action upon Certain Failures of the Servicer and upon Event of Default...............
Section 8.05        Trustee to Act; Appointment of Successor.............................................
Section 8.06        Notification to Certificateholders...................................................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01        Duties of Trustee....................................................................
Section 9.02        Certain Matters Affecting the Trustee................................................
Section 9.03        Trustee Not Liable for Certificates or Mortgage Loans................................
Section 9.04        Trustee May Own Certificates.........................................................
Section 9.05        Eligibility Requirements for Trustee.................................................
Section 9.06        Resignation and Removal of Trustee...................................................
Section 9.07        Successor Trustee....................................................................
Section 9.08        Merger or Consolidation of Trustee...................................................
Section 9.09        Appointment of Co-Trustee or Separate Trustee........................................
Section 9.10        Authenticating Agents................................................................
Section 9.11        Trustee's Fees and Expenses..........................................................
Section 9.12        Appointment of Custodian.............................................................
Section 9.13        Paying Agents........................................................................
Section 9.14        Limitation of Liability..............................................................
Section 9.15        Trustee May Enforce Claims Without Possession of Certificates........................
Section 9.16        Suits for Enforcement................................................................
Section 9.17        Waiver of Bond Requirement...........................................................
Section 9.18        Waiver of Inventory, Accounting and Appraisal Requirement............................


                                    ARTICLE X

                                   TERMINATION

Section 10.01       Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans......
Section 10.02       Additional Termination Requirements..................................................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01       Amendment............................................................................
Section 11.02       Recordation of Agreement.............................................................
Section 11.03       Limitation on Rights of Certificateholders...........................................
Section 11.04       Governing Law........................................................................
Section 11.05       Notices..............................................................................
Section 11.06       Severability of Provisions...........................................................
Section 11.07       Certificates Nonassessable and Fully Paid............................................
Section 11.08       Access to List of Certificateholders.................................................
Section 11.09       Recharacterization...................................................................


EXHIBITS

Exhibit A-1       -        Form of Face of Class A-1 Certificate
Exhibit A-2       -        Form of Face of Class A-2 Certificate
Exhibit A-3       -        Form of Face of Class A-3 Certificate
Exhibit A-4       -        Form of Face of Class A-4 Certificate
Exhibit A-5       -        Form of Face of Class A-5 Certificate
Exhibit A-6       -        Form of Face of Class A-6 Certificate
Exhibit A-7       -        Form of Face of Class A-7 Certificate
Exhibit A-8       -        Form of Face of Class A-8 Certificate
Exhibit A-9       -        Form of Face of Class A-9 Certificate
Exhibit A-10      -        Form of Face of Class A-10 Certificate
Exhibit A-11      -        Form of Face of Class A-11 Certificate
Exhibit A-12      -        Form of Face of Class A-12 Certificate
Exhibit A-13      -        Form of Face of Class A-13 Certificate
Exhibit A-14      -        Form of Face of Class A-14 Certificate
Exhibit A-15      -        Form of Face of Class A-15 Certificate
Exhibit A-16      -        Form of Face of Class A-16 Certificate
Exhibit A-17      -        Form of Face of Class A-17 Certificate
Exhibit A-18      -        Form of Face of Class A-18 Certificate
Exhibit A-19      -        Form of Face of Class A-19 Certificate
Exhibit A-20      -        Form of Face of Class A-20 Certificate
Exhibit A-21      -        Form of Face of Class A-21 Certificate
Exhibit A-22      -        Form of Face of Class A-22 Certificate
Exhibit A-23      -        Form of Face of Class A-23 Certificate
Exhibit A-24      -        Form of Face of Class A-24 Certificate
Exhibit A-25      -        Form of Face of Class A-25 Certificate
Exhibit A-26      -        Form of Face of Class A-26 Certificate
Exhibit A-27      -        Form of Face of Class A-27 Certificate
Exhibit A-PO      -        Form of Face of Class A-PO Certificate
Exhibit A-R       -        Form of Face of Class A-R Certificate
Exhibit A-LR      -        Form of Face of Class A-LR Certificate
Exhibit B-1       -        Form of Face of Class B-1 Certificate
Exhibit B-2       -        Form of Face of Class B-2 Certificate
Exhibit B-3       -        Form of Face of Class B-3 Certificate
Exhibit B-4       -        Form of Face of Class B-4 Certificate
Exhibit B-5       -        Form of Face of Class B-5 Certificate
Exhibit B-6       -        Form of Face of Class B-6 Certificate
Exhibit C         -        Form of Reverse of all Certificates
Exhibit D         -        Mortgage Loan Schedule
Exhibit E         -        Request for Release of Documents
Exhibit F         -        Form of Certification of Establishment of Account
Exhibit G-1       -        Form of Transferor's Certificate
Exhibit G-2A      -        Form 1 of Transferee's Certificate
Exhibit G-2B      -        Form 2 of Transferee's Certificate
Exhibit H         -        Form of Transferee Representation Letter
                           for ERISA Restricted Certificates
Exhibit I         -        Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit J         -        Contents of Servicing File
Exhibit K         -        Form of Special Servicing Agreement
Exhibit L         -        Principal Balance Schedules

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated January 25, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):


================================================================================
                                                                      Integral
             Initial Class               Pass-                        Multiples
             Certificate Balance or      Through     Minimum          in Excess
Classes      Notional Amount             Rate        Denomination     of Minimum
--------------------------------------------------------------------------------
Class A-1    $155,218,000.00             7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-2    $27,000,000.00              7.000%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-3    $27,000,000.00              7.500%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-4    $ 7,619,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-5    $49,792,500.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-6    $16,129,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-7    $15,981,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-8    $21,483,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-9    $ 6,012,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-10   $ 5,590,000.00              7.250%      $ 1,000          $ 1,000
--------------------------------------------------------------------------------
Class A-11   $ 3,602,500.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-12   $ 5,000,000.00              7.250%      $ 1,000          $ 1,000
--------------------------------------------------------------------------------
Class A-13   $12,000,000.00              7.250%      $ 1,000          $ 1,000
--------------------------------------------------------------------------------
Class A-14   $ 4,205,000.00              7.000%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-15   $ 4,205,000.00              7.500%      $ 1,000          $ 1,000
--------------------------------------------------------------------------------
Class A-16   $28,170,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-17   $ 1,920,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-18   $ 2,576,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-19   $   504,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-20   $   500,000.00              7.000%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-21   $   500,000.00              7.500%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-22   $25,500,000.00              7.250%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-23   $46,910,000.00              6.625%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-24   $62,395,000.00              6.625%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-25   $40,400,000.00              6.625%      $ 1,000          $     1
--------------------------------------------------------------------------------
Class A-26   $ 6,143,000.00              6.625%        $1000          $     1
--------------------------------------------------------------------------------
Class A-27   $13,435,172.00              7.250%        $1000          $     1
--------------------------------------------------------------------------------
Class A-PO   $    11,854.00                 (1)      $11,854              N/A
--------------------------------------------------------------------------------
Class A-R    $        50.00              7.250%      $    50              N/A
--------------------------------------------------------------------------------
Class A-LR   $        50.00              7.250%      $    50              N/A

Class B-1    $12,909,000.00              7.250%      $25,000          $     1
--------------------------------------------------------------------------------
Class B-2    $ 4,503,000.00              7.250%      $25,000          $     1
--------------------------------------------------------------------------------
Class B-3    $ 2,702,000.00              7.250%      $25,000          $     1
--------------------------------------------------------------------------------
Class B-4    $ 1,501,000.00              7.250%      $25,000          $     1
--------------------------------------------------------------------------------
Class B-5    $ 1,201,000.00              7.250%      $25,000          $     1
--------------------------------------------------------------------------------
Class B-6    $ 1,201,363.37              7.250%      $25,000          $     1
================================================================================

(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class A-4 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date; and (b) for the Class A-26 Certificates, the earlier to occur of
(i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class A-23, Class A-24 and Class A-25 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrual Certificates: The Class A-4 and Class A-26 Certificates.

            Accrual Distribution Amount: For any Distribution Date and the Accrual Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount".

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-1 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-1." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-PO, Class A-R and Class A-LR Certificates.

            Class A-4 Accrual Distribution Amount: For any Distribution Date and the Class A-4 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-26 Accrual Distribution Amount: For any Distribution Date and the Class A-26 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-27 Notional Amount: As to any Distribution Date and the Class A-27 Certificates, 8.62068965% of the sum of the Class Certificate Balances of the Class A-23, Class A-24, Class A-25 and Class A-26 Certificates immediately prior to such date.

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-27 Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: January 25, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:


Uncertificated Lower-Tier Interest                      Corresponding Upper-Tier Class or Classes
----------------------------------                      -----------------------------------------

Class A-L1 Interest                                     Class A-1 Certificates, Class A-4 Certificates, Class A-16
                                                        Certificates and Class A-22 Certificates

Class A-L2 Interest                                     Class A-2 Certificates

Class A-L3 Interest                                     Class A-3 Certificates

Class A-L5 Interest                                     Class A-5 Certificates, Class A-6 Certificates, Class A-7
                                                        Certificates, Class A-8 Certificates, Class A-9
                                                        Certificates, Class A-10 Certificates, Class A-11
                                                        Certificates, Class A-12 Certificates, Class A-13
                                                        Certificates, Class A-17 Certificates, Class A-18
                                                        Certificates and Class A-19 Certificates

Class A-L14 Interest                                    Class A-14 Certificates and Class A-20 Certificates

Class A-L15 Interest                                    Class A-15 Certificates and Class A-21 Certificates

Class A-L23 Interest                                    Class A-23 Certificates, Class A-24 Certificates, Class A-25
                                                        Certificates, Class A-26 Certificates, and Class A-27
                                                        Certificates

Class A-LPO Interest                                    Class A-PO Certificates

Class A-LUR Interest                                    Class A-R Certificate

Class B-L1 Interest                                     Class B-1 Certificates

Class B-L2 Interest                                     Class B-2 Certificates

Class B-L3 Interest                                     Class B-3 Certificates

Class B-L4 Interest                                     Class B-4 Certificates

Class B-L5 Interest                                     Class B-5 Certificates

Class B-L6 Interest                                     Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: January 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $600,384,317.59.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.250% per annum.

            Distribution Date: The 25th day of each month beginning in February 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5, or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $ 100,000.00.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-27 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-27 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $12,007,686.35.

            Initial Notional Amount: As to the Class A-27 Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $6,003,843.18.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-27 Certificates are the sole Class of Interest-Only Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated January 25, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.250%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: As to any Distribution Date, the Class A-27 Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                                    Class B-1                         1.85%
                                    Class B-2                         1.10%
                                    Class B-3                         0.65%
                                    Class B-4                         0.40%
                                    Class B-5                         0.20%
                                    Class B-6                         0.00%

            Original Subordinate Certificate Balance: $24,017,363.37.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Group: The Class A-23, Class A-24, Class A-25 and Class A-26 Certificates, collectively.

            PAC Principal Amount: As to any Distribution Date and for the Class A-24 Certificates or the PAC Group, the amount, if any, that would reduce the Class Certificate Balance or the balance of the PAC Group thereof to the balance shown in the tables set forth in Exhibit L with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class A-10, Class A-12, Class A-13 or Class A-15 Certificate), the percentage obtained by dividing the initial Certificate Balance or Initial Notional Amount, as applicable, of such Certificate by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class A-10, Class A-12, Class A-13 or Class A-15 Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which said Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 7.250% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-16 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage, (c) the Senior Principal Distribution Amount and (d) 46.93410365%.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-16 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of Class A-1, Class A-2, Class A-3, Class A-4, Class A-16, Class A-22, Class A-R and Class A-LR Certificates immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates: The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Rounding Account: As defined in Section 3.23.

            Rounding Amount: As defined in Section 3.23.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                          Percentage of
                                                       Original Subordinate
Distribution Date Occurring                            Certificate Balance
---------------------------                            -------------------

February 2006 through January 2007                             30%

February 2007 through January 2008                             35%

February 2008 through January 2009                             40%

February 2009 through January 2010                             45%

February 2010 and thereafter                                   50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 7.250% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.


            Shift Percentage: As to any Distribution Date, the percentage indicated below:

                  Distribution Date Occurring In             Shift Percentage
                  ------------------------------             ----------------
                  February 2001 through January 2006                  0%
                  February 2006 through January 2007                 30%
                  February 2007 through January 2008                 40%
                  February 2008 through January 2009                 60%
                  February 2009 through January 2010                 80%
                  February 2010 and thereafter                       100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates: The Class A-10, Class A-12, Class A-13 and Class A-15 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Accounts.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L2, Class A-L3, Class A-L5, Class A-L14, Class A-L15, Class A-L23, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-1" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

                     (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L5 Interest, Class A-L14 Interest, Class A-L15 Interest, Class A-L23 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is February 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-1 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage
Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.

            On or prior to the Closing Date, the Trustee shall establish a separate account (each, a "Rounding Account") with respect to each of the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 in each such Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount (after giving effect to the last sentence of this paragraph) for distributions of principal on any Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the applicable Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date and (b) the date on which any loss is allocated to any Class of the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for distributions of principal on any Class of Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the applicable Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any loss is allocated to any Class of the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the applicable Rounding Account.

            Amounts on deposit in the Rounding Accounts shall not be invested.

            Each Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of the either of the Upper-Tier REMIC or Lower-Tier REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by either REMIC to any Rounding Account shall be treated for all federal tax purposes as distributed by either REMIC to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates (other than the Class A-PO and the Class A-LR Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-4 and Class A-26 Certificates will instead be distributed in reduction of the Class Certificate Balance of the Classes of Certificates specified in Section 5.02(b)(i) and (ii);

            (ii) concurrently to the Class A Certificates (other than the Class A-PO and the Class A-LR Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

            (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount", and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest (or in the case of the Class A-L1 Interests, with respect to the Accrual Certificates, shall have such amounts added to their principal balance) in an amount equal to the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L5 Interest, Class A-L23 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 7.250% per annum. The pass-through rate with respect to the Class A-L2 Interest and Class A-L14 Interest shall be 7.000% per annum. The pass-through rate with respect to the Class A-L3 Interest and the Class A-L15 Interest shall be 7.500% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-26 Certificates will be allocated sequentially as follows:

            first, concurrently, 31.33495875% to the Class A-23 Certificates, until their Class Certificate Principal Balance has been reduced to zero, and 68.66504125%, sequentially, as follows:

            (A) to the Class A-24 Certificates, up to their PAC Principal Amount for such Distribution Date; and

            (B) to the Class A-25 Certificates, until their class balance has been reduced to zero; and

            (C) to the Class A-24 Certificates, until their class balance has been reduced to zero; and

            second, to the Class A-26 Certificates, until their Class Certificate Balance has been reduced to zero.

            (ii) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-4 Certificates will be allocated sequentially as follows:

            first, concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

            second, to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed concurrently as follows:

            (A) 46.93410365%, sequentially, as follows:

            first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until their Class Certificate Balances has been reduced to zero;

            second, to the Class A-16 Certificates, up to the Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

            third, concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

            fourth, to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero;

            fifth, to the Class A-22 Certificates, until their Class Certificate Balance has been reduced to zero; and

            sixth, to the Class A-16 Certificates, until their Class Certificate Balance has been reduced to zero; and

            (B) 53.06589635%, sequentially, as follows:

            first, to the PAC Group, up to its PAC Principal Amount for such Distribution Date;

            second, to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero;

            third, concurrently, to the Class A-6 and Class A-12 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

            fourth, to the Class A-7 Certificates, until their Class Certificate Balance has been reduced to zero;

            fifth, concurrently, as follows:

                  (i) 54.41075906%, to the Class A-8 Certificates, until their
            Class Certificate Balance has been reduced to zero;

                  (ii) 30.39282729% to the Class A-13 Certificates, until their
            Class Certificate Balance has been reduced to zero; and

                  (iii) 15.19641365%, sequentially, as follows:

                        (a) to the Class A-17 Certificates, until their Class
                  Certificate Balance has been reduced to zero;

                        (b) to the Class A-18 Certificates, until their Class
                  Certificate Balances have been reduced to zero; and

                        (c) concurrently, to the Class A-19, A-20 and A-21
                  Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

            sixth, to the Class A-9 Certificates, until their Class Certificate Balance has been reduced to zero;

            seventh, concurrently, to the Class A-10, Class A-11, Class A-14 and Class A-15 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

            eighth, to the PAC Group.

            The Class A-27 Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            Prior to the Senior Credit Support Depletion Date, all distributions of principal to the PAC Group will be made sequentially as follows:

            first, concurrently, approximately 31.33495875% to the Class A-23 Certificates, until their Class Certificate Balance is reduced to zero and 68.66504125%, sequentially, to the Class A-24 Certificates up to their PAC Principal Amount for such Distribution Date and then to the Class A-25 and Class A-24 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

            second, to the Class A-26 Certificates, until their Class Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

            (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates), will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates), based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes, as provided above.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date;

            (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

            (xvi) in the case of the Class A-27 Certificates, the Class A-27 Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date and (2) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of each such Class and at the request of Living Holders of Certificates of each such Class or by mandatory distributions, pursuant to Section 5.09(a) and
Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date and (B) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to
Section 5.09(e).

            (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i) first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

            (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to such Class of the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to such Class pursuant to Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount allocable to any Class of Special Retail Certificates on any Distribution Date exceeds the aggregate Class Certificate Balance of that Class of Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to any Class of the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by
Section 5.09(a) or by mandatory distributions as provided for by Section
5.09(d).

            (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of each Class of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-15, A-16, A-17, A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-26,
A-27, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Senior Certificates (other than the Class A-10, Class A-12, Class A-13, Class A-15, Class A-PO, Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Class A-10, Class A-12, Class A-13 and Class A-15 Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1,000 in excess thereof. The Class A-PO Certificates shall be available in a minimum denomination of $11,854. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default, or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

                  IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                              BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                   as Depositor


                              By:
                                   -------------------------------------
                                   Name: Judy Ford
                                   Title: Vice President


                              BANK OF AMERICA, N.A.,
                                   as Servicer


                              By:
                                   -------------------------------------
                                   Name: Robert J. DeBenedet
                                   Title:    Senior Vice President


                              THE BANK OF NEW YORK,
                                   as Trustee


                              By:
                                   -------------------------------------
                                   Name:
                                   Title:

STATE OF NEW YORK  )
                   )       ss.:
COUNTY OF NEW YORK )
                   )

            On the 25th day of January, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )  ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 25th day of January, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )  ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 25th day of January, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public


[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $155,218,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $27,000,000

Pass-Through Rate:            7.000%

CUSIP No.:                    [__]

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $27,000,000

Pass-Through Rate:            7.500%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE ON THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,619,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $49,792,500

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $16,129,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,981,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $21,483,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

A-9-3

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,012,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

A-10-3

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,590,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,602,500

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,000,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,000,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-14

                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,205,000

Pass-Through Rate:            7.000%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-15

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,205,000

Pass-Through Rate:            7.500%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

A-16-3

                                  EXHIBIT A-16

                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-16

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $28,170,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

A-17-3

                                  EXHIBIT A-17

                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-17

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,920,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-18

                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-18

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,576,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-19

                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-19

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate                   $
("Denomination"):

Initial Class Certificate
Balance of this Class:        $504,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing ___ Agreement. ___ Accordingly, ___ the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-20

                    [FORM OF FACE OF CLASS A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-20

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $500,000

Pass-Through Rate:            7.000%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-21

                    [FORM OF FACE OF CLASS A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-21

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $500,000

Pass-Through Rate:            7.500%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-22

                    [FORM OF FACE OF CLASS A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-22

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $25,500,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-23

                    [FORM OF FACE OF CLASS A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-23

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $46,910,000

Pass-Through Rate:            6.625%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-24

                    [FORM OF FACE OF CLASS A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-24

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $62,395,000

Pass-Through Rate:            6.625%

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-25

                    [FORM OF FACE OF CLASS A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-25

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $40,400,000

Pass-Through Rate:            6.625%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-26

                    [FORM OF FACE OF CLASS A-26 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-26

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-26

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,143,000

Pass-Through Rate:            6.625%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-27

                    [FORM OF FACE OF CLASS A-27 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-27

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-27

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Notional
Amount of this
Certificate
("Denomination"):             $

Initial Notional

Amount of this Class:         $13,435,172.41

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-27 Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class A-27 Notional Amount. This Class A-27 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $11,854

CUSIP No.:                    [__]

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of American Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,909,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,503,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,702,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,501,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,201,000

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 January 1, 2001

First Distribution Date:      February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,201,363.37

Pass-Through Rate:            7.250%

CUSIP No.:                    [__]

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class A-10, Class A-12, Class A-13 or Class A-15 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in
Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                    as Trustee

                                    By________________________________________
                                          Authorized Signatory


                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    ____________________________________________
                                    Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
_______________________

      This information is provided by __________, the assignee named above, or, as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


Bank of America Securities Inc
Series 2001-01
Settlement 1/25/01


   Loan                                                       Property     Loan               Interest   Orig    First Pay
  Number     Last Name         State   Zip Code   Occupancy     Type     Purpose   Doc Type     Rate      LTV      Date
0023318306   WHITTINGTON        NC      28645         P          SF         8      Reduced     08.500    65.10   20001101
0023804636   HAYES              MI      48116         P          SF         8      Standard    08.625    65.20   20001101
0023899578   GRAHAM             TX      75034         P          PD         8      Reduced     08.000    75.60   20001201
0023981764   HAYASHI            NV      89509         P          PD         1      Standard    08.000    80.00   20010101
0028482214   PAIR               GA      30252         P          SF         8      Reduced     08.250    74.40   20010201
0028493641   HOOD               KY      40067         P          SF         1      Reduced     08.375    79.10   20001201
0028504405   FINDLEY            IN      46160         P          SF         8      Standard    08.500    80.00   20010101
0028508638   HASUIKE            CA      92656         P          PD         1      Standard    07.875    77.20   20010101
0028534444   CAIN               TN      38028         P          SF         8      Standard    08.250    79.30   20001201
0028665529   GURNEY             VA      20148         P          PD         1      Standard    08.125    70.00   20010101
0028790699   GUZMAN             FL      33328         P          SF         1      Standard    08.250    90.00   20000901
0028802916   SMITH              KY      40324         P          SF         6      Reduced     07.750    60.50   20010201
0028852622   DURCHSLAG          AZ      85251         P          SF         1      Standard    08.250    80.00   20001101
0028855260   MARTIN             TX      77077         P          PD         1      Standard    08.375    75.00   20001001
0028856334   MELIN              CA      91355         P          PD         1      Standard    08.125    80.00   20010101
0028881563   OUTLAW             CO      81620         P          SF         1      Standard    08.500    80.00   20001201
0028934958   NASON              VA      20132         P          SF         1      Standard    08.375    80.00   20001001
0028936607   LINCK              IL      60002         P          SF         8      Standard    08.500    77.30   20000901
0028937068   FEKETE             WA      98329         P          PD         8      Reduced     08.125    79.90   20001201
0028939049   COOGAN             CA      94552         P          PD         1      Standard    08.125    80.00   20001201
0028948503   SMITH              CA      94928         P          SF         8      Reduced     08.500    83.30   20001201
0028950665   BOWMAN             VA      20175         P          PD         1      Reduced     08.250    80.00   20010101
0028952299   DENISSEN           MD      20777         P          SF         6      Standard    08.500    75.00   20001201
0028958551   ROZENFELD          NJ      08033         P          SF         1      Reduced     07.875    71.40   20000801
0028958585   ZAWOL              NY      11710         P          SF         1      Reduced     08.875    80.00   20000801
0028963478   DISALVIO           IL      60641         P          SF         6      Standard    09.250    78.90   20001001
0028964005   SAVAGE             VA      20191         P          PD         1      Standard    08.375    80.00   20001201
0028965705   AMBLE              WA      98052         P          PD         1      Standard    08.375    90.00   20000901
0028966752   DANIEL             GA      30004         P          PD         1      Reduced     08.500    80.00   20001101
0028967446   DICKERSON, III     AL      35213         P          SF         8      Standard    08.750    80.00   20001201
0028973634   WILLIAMS           CO      80524         S          PD         1      Reduced     08.500    80.00   20001101
0028973915   MULHERN            MN      55068         P          SF         1      Reduced     08.250    80.00   20010101
0028974442   JOHNSON            MN      55347         P          SF         1      Reduced     08.375    80.00   20001201
0028975902   ADAME JR           AZ      85045         P          PD         1      Standard    08.250    80.00   20001201
0028976082   NGUYEN             VA      20120         P          PD         1      Standard    07.750    72.80   20001201
0028984706   RAGHAVAN           VA      20171         P          PD         1      Standard    08.250    80.00   20010101
0028988350   MCCARTY            CO      80908         P          SF         8      Reduced     08.125    72.50   20010101
0028990232   KENNEDY            MN      55403         P          SF         1      Reduced     09.000    75.00   20010101
0028991354   GIPNER             WA      98105         P          SF         1      Reduced     08.250    80.00   20010101
0028991669   VASQUEZ            CA      91343         P          SF         1      Standard    08.500    80.00   20001201
0028992089   SHELAR             MI      48377         P          SF         1      Standard    08.250    94.60   20001201
0028992204   GOLER              CA      90035         P          3F         1      Standard    08.375    80.00   20001201
0028998243   GUNTHER            CO      80104         P          PD         1      Standard    08.125    80.00   20001201
0028999290   ERICKSON           TX      78620         P          PD         1      Standard    08.250    95.00   20010101
0028999845   DWYER              CA      92673         P          PD         1      Standard    08.000    80.00   20001201
0029000395   SULAR              CA      94949         P          PD         1      Standard    08.125    57.20   20001201
0029000932   JANIK              CO      80015         P          PD         1      Reduced     08.125    79.80   20010101
0029002755   WINSTON JR         CO      80126         P          PD         8      Standard    08.875    84.40   20001001
0029003068   SKONECKE           IL      60423         P          PD         1      Standard    08.375    90.00   20010101
0029004397   SINGH              CA      94533         P          PD         1      Reduced     07.875    80.00   20001201
0029008653   D'VIOLA            CA      95062         P          SF         1      Reduced     08.500    80.00   20001201
0029009768   JOHNSON            CO      80528         P          PD         8      Reduced     08.250    64.10   20010101
0029010410   PIERCE             FL      33071         P          PD         1      Standard    08.125    80.00   20010101
0029010626   ERDMAN             WI      54115         P          SF         8      Standard    08.500    76.80   20001201
0029011996   JACKSON            CO      81632         S          PD         1      Standard    08.125    76.20   20010101
0029013786   PATEL              CA      95050         P          PD         1      Standard    08.000    80.00   20001201
0029013802   DOHERTY            MD      21029         P          PD         1      Standard    08.000    80.00   20001201
0029013851   BASSO              CA      95472         I          SF         1      Standard    08.875    75.00   20001201
0029014040   KARDASOPOULOS      CA      94019         P          SF         6      Reduced     08.250    75.00   20001201
0029014917   CONNORS            TX      75230         P          SF         1      Standard    07.750    80.00   20001201
0029015286   STEVENS            CO      80132         P          PD         8      Reduced     08.250    80.00   20001201
0029015641   MACKAY             GA      30092         P          PD         1      Reduced     08.375    95.00   20010101
0029016078   WILEY              CO      80906         P          PD         6      Reduced     08.000    15.50   20010101
0029017035   DIETER             FL      34108         S          CH         1      Standard    08.000    74.30   20001201
0029017068   GULMI              UT      84060         S          PD         1      Standard    08.000    68.40   20001201
0029018140   GAINER             OK      74008         P          PD         1      Reduced     08.000    80.00   20001201
0029018371   MARSHALL           CA      91307         P          SF         1      Standard    08.250    80.00   20010101
0029019239   LAFAIRE            IL      60014         P          SF         1      Standard    08.375    90.00   20010101
0029019296   EGELSKE            IN      46038         P          PD         1      Standard    08.250    80.00   20001201
0029019411   MERRILL            WA      98075         P          PD         1      Standard    08.250    80.00   20010101
0029020971   GARAGUSO,JR        FL      34135         S          PD         1      Standard    08.125    80.00   20010101
0029021326   BEACH              ID      83616         P          SF         8      Standard    08.500    80.00   20001201
0029021334   SSTARKEY           MD      21035         P          SF         1      Reduced     08.250    80.00   20001201
0029021946   HALL               SC      29609         P          SF         6      Reduced     08.000    62.60   20010101
0029022100   PATTERSON          CO      81615         S          CO         8      Standard    08.250    28.90   20001201
0029022563   PARSONS            CA      95060         P          SF         1      Standard    08.125    80.00   20001201
0029022936   CRALLEY            GA      30024         P          PD         1      Reduced     07.875    80.00   20001201
0029022985   HOLLINGSWORTH      NC      27943         P          PD         1      Standard    08.375    80.00   20010101
0029023025   RICHARDS           CA      94552         P          SF         1      Standard    08.000    80.00   20001201
0029023165   CHAN               NJ      07751         P          SF         1      Reduced     08.375    78.90   20001001
0029023983   HOWERTON           OK      74137         P          PD         8      Standard    08.125    66.70   20010101
0029024379   LAYHER             IL      60102         P          PD         1      Standard    08.375    79.80   20010101
0029024940   SHABERMAN          CA      95747         P          SF         1      Standard    08.000    77.70   20010101
0029026200   GILLUM             TN      37205         P          SF         1      Standard    08.000    65.00   20010201
0029026531   PENDLEY            IN      46143         P          PD         8      Standard    08.500    80.00   20010101
0029026762   WAGNER             CO      81637         P          SF         1      Reduced     08.000    79.30   20010101
0029026978   STRAND             MN      55317         P          SF         1      Standard    08.125    75.00   20001201
0029027117   AGRIOS             FL      32669         P          PD         8      Reduced     08.625    87.50   20001001
0029028842   GARTRELL           TX      75209         P          PD         1      Reduced     08.250    85.00   20001201
0029029204   GRAHAM             CA      90066         P          SF         1      Standard    08.125    80.00   20010101
0029029360   BECHARD            WA      98296         P          PD         1      Reduced     08.000    85.00   20010101
0029029832   BUTLER             CA      94550         P          SF         1      Standard    07.875    77.80   20001201
0029030236   CRAHAN             CA      94517         P          CO         1      Standard    08.500    95.00   20001201
0029030475   BRADLEY            CA      92656         P          PD         1      Standard    07.875    80.00   20010101
0029030707   SMITH              CO      80908         P          SF         8      Reduced     08.375    78.90   20010101
0029030897   WOLFE              CO      80218         P          SF         6      Standard    08.125    75.00   20001201
0029030970   VAN CAMP           CO      80132         P          PD         1      Reduced     08.375    80.00   20001201
0029031648   GUYAUX             NC      28023         P          SF         8      Standard    08.375    81.10   20010101
0029031671   TAUSSIG            CO      80487         S          SF         1      Reduced     08.125    80.00   20010101
0029032273   BLANKENSHIP        VA      20176         P          PD         1      Reduced     08.375    54.00   20001201
0029032810   KUNDYSEK           TX      75230         P          PD         1      Standard    08.375    61.50   20010101
0029033628   HATEM              CO      80027         P          PD         1      Standard    08.000    91.90   20001201
0029034071   ADCOCK             CO      80016         P          PD         1      Standard    08.500    79.90   20001201
0029034162   FOHNER             MD      21403         P          SF         1      Reduced     08.250    95.00   20001201
0029034345   MOELLER-GAMBS      CA      94583         P          PD         1      Standard    08.250    59.20   20001201
0029034758   KEITH              TX      78730         P          PD         1      Standard    08.250    80.00   20001201
0029034972   WILSON             NC      27455         P          PD         1      Reduced     08.250    90.00   20010101
0029035110   TATE               TX      76092         P          PD         1      Reduced     07.875    79.60   20010101
0029035292   REICHERT           FL      32034         P          PD         1      Reduced     08.125    80.00   20001201
0029035623   WENSMANN           MN      55123         P          SF         8      Reduced     08.000    75.00   20001201
0029035664   SANDS              CA      91913         P          PD         1      Standard    08.000    76.10   20010101
0029036340   ROLF               GA      30067         P          PD         1      Standard    08.000    80.00   20001201
0029036365   COLUCCI            CO      80126         P          PD         1      Standard    08.375    75.00   20010101
0029036530   LOZINAK            NY      10511         P          SF         1      Standard    08.000    79.80   20010101
0029036639   BURNS              CA      92692         P          PD         1      Standard    07.875    80.00   20010101
0029037033   BRUNO              WA      98333         S          SF         1      Reduced     08.000    53.50   20001201
0029037140   WITTE              NC      27707         P          SF         1      Standard    08.125    61.90   20010101
0029037439   PIERCE             OR      97034         P          SF         1      Reduced     07.875    80.00   20010101
0029037496   MILLER             CA      94103         P          SF         6      Reduced     08.000    58.30   20001201
0029037769   DANELIUS           MN      55082         P          SF         1      Standard    08.250    80.00   20010101
0029037983   SCHULTZ            OH      44126         P          SF         1      Reduced     08.000    66.70   20010101
0029038064   WILLIAMS           SC      29676         P          SF         6      Reduced     08.000    55.00   20010101
0029039401   MACHESNEY          MI      48306         P          SF         1      Reduced     07.750    80.00   20010101
0029039674   GUPTA              CA      95051         P          CO         1      Reduced     08.500    93.80   20001201
0029040599   DAVER              CA      94509         P          SF         1      Standard    08.000    78.80   20010101
0029040862   SEADER             CO      80504         P          SF         1      Reduced     08.000    90.00   20010101
0029040961   SOLANO             CO      80601         P          PD         1      Reduced     08.000    80.00   20001201
0029041951   KOWALSKI           CO      80021         P          PD         1      Reduced     07.875    80.00   20001201
0029041977   GAMMON             WA      98144         P          SF         1      Reduced     08.125    55.10   20001201
0029041993   NGO                CA      95136         P          SF         1      Standard    08.250    80.00   20001201
0029044468   CARRISH            CO      80439         P          PA         1      Reduced     08.000    80.00   20010101
0029044625   PEREZ              GA      30144         P          PD         1      Reduced     08.000    90.00   20010101
0029045143   STRICKLAND, JR.    MS      39046         P          PD         8      Standard    08.250    90.00   20010101
0029045150   CARVALHO           FL      33139         S          SF         1      Reduced     08.000    71.40   20010101
0029045200   ROSEN              CA      90210         P          SF         1      Standard    07.875    44.40   20001201
0029045317   PILCH              CA      95630         P          SF         1      Standard    08.750    89.90   20001201
0029045358   LEE                WA      98006         P          SF         1      Reduced     08.250    80.00   20001201
0029045697   LEE                CA      94509         P          SF         1      Standard    08.000    70.40   20010101
0029045713   FITZGERALD         NC      27612         P          SF         1      Standard    07.875    75.00   20010101
0029045754   WEIR               CO      80015         P          PD         1      Standard    08.000    80.00   20001201
0029045788   BIRD               CO      80526         P          PD         1      Reduced     08.000    63.00   20010101
0029045853   ALLARIO            GA      30076         P          PD         1      Reduced     08.125    72.60   20010101
0029046067   SIMMONS            TN      38125         P          PD         1      Standard    07.875    80.00   20001201
0029046109   ROBERTSON          GA      30306         P          SF         1      Standard    07.875    80.00   20010101
0029046208   WISE               VA      20148         P          PD         1      Reduced     07.750    80.00   20001201
0029046224   PATTERSON          VA      20148         P          PD         1      Standard    08.125    80.00   20001201
0029046752   NICOL              CA      94960         P          SF         1      Standard    08.375    80.00   20001201
0029047230   SCREEN             CA      90740         P          SF         1      Reduced     08.000    80.00   20001201
0029047800   MILNE              CA      91354         P          PD         1      Reduced     08.000    70.00   20001201
0029048386   MCMANEMIN          CO      81620         S          CO         1      Standard    08.000    75.00   20010101
0029048410   LOTT               NC      27705         P          SF         1      Standard    07.500    80.00   20001201
0029048501   JOHNSON            VA      20120         P          PD         1      Reduced     07.750    80.00   20010201
0029049111   BAUMANN            VA      23229         P          SF         8      Standard    08.250    84.00   20010101
0029049145   BROWN              VA      23233         P          PD         1      Standard    08.000    80.00   20010101
0029049947   IVERSON            CA      92708         P          SF         8      Standard    08.375    80.00   20001201
0029049970   WALKER             AL      36561         P          SF         6      Reduced     07.875    73.40   20010101
0029050234   MANZANILLA         CA      95616         P          SF         1      Reduced     07.875    73.70   20010101
0029050259   PENFIELD           MD      20882         P          PD         1      Standard    08.000    80.00   20010101
0029051943   REYNOLDS           TX      77565         S          SF         1      Standard    07.875    80.00   20010101
0029051968   LABELLE            WA      98110         P          SF         1      Standard    08.000    80.00   20010101
0029052370   JEDDELOH           CO      80015         P          PD         1      Reduced     08.000    80.00   20010101
0029052438   CARMICHAEL         WA      98006         P          SF         1      Reduced     07.875    80.00   20010101
0029052453   KETCHEN            CA      94132         P          SF         1      Reduced     08.250    80.00   20010101
0029052479   WARGA              CA      94552         P          SF         6      Standard    08.250    73.60   20010101
0029052487   HEIDT              WA      98380         P          SF         1      Reduced     07.875    80.00   20001201
0029052883   JOHNSON            NE      68116         P          PD         1      Standard    08.250    80.00   20010201
0029052982   DAWSON             IL      62254         P          SF         8      Standard    08.125    61.10   20010101
0029053006   PAWAR              CO      80228         P          PD         1      Standard    08.250    80.00   20001201
0029054079   FALVY              WA      98102         P          SF         1      Standard    07.875    80.00   20010101
0029054772   SHERMAN            CO      80129         P          PD         1      Standard    08.250    90.00   20010101
0029055456   HAMERNIK           CO      80303         P          SF         1      Reduced     08.250    80.00   20001201
0029055704   DESPRAS            CA      92210         P          SF         1      Standard    08.125    80.00   20001201
0029055845   SKIPPER            GA      30004         P          PD         1      Reduced     07.875    80.00   20001201
0029056686   LIPPINCOTT         NV      89423         P          SF         8      Standard    08.375    48.10   20010101
0029056710   SCOTT              WA      98296         P          PD         1      Reduced     07.750    95.00   20001201
0029056769   PALMER             MO      63131         P          PD         8      Standard    08.375    56.50   20010101
0029056785   OMIDVAR            FL      33467         P          PD         1      Standard    08.125    90.00   20010101
0029056819   KNOX               TX      75219         P          CH         1      Standard    08.000    80.00   20010101
0029057114   RAMSEY             CO      80919         P          SF         1      Standard    08.250    80.00   20010101
0029057684   MCGRAW             VA      22207         P          SF         1      Reduced     08.000    80.00   20010101
0029057940   WILSON             CO      80525         P          PD         1      Reduced     08.000    80.00   20010101
0029058161   GROSS              AZ      85028         P          SF         1      Standard    08.125    70.00   20001201
0029058435   NGUYEN             CA      95133         P          SF         1      Standard    08.125    71.40   20001201
0029058690   SMITH              CO      81623         P          SF         6      Standard    08.375    60.00   20010101
0029059573   NOWACZEK           MD      21403         S          CO         1      Reduced     08.500    80.00   20010101
0029059763   MOHR               CA      92673         P          PD         1      Standard    09.375    89.30   20001201
0029060076   CARLSTROM          WA      98250         S          SF         1      Reduced     08.125    80.00   20010101
0029060878   BARWICK            CA      95821         P          SF         8      Standard    08.000    80.00   20010101
0029061983   ARTZER             KS      66610         P          SF         8      Reduced     08.125    80.00   20010101
0029062197   FORTANBARY         VA      20176         P          PD         1      Reduced     08.250    80.00   20010101
0029062510   KERR               CA      94941         P          SF         1      Standard    08.250    80.00   20010101
0029062890   ALEXUS JR          AZ      86406         P          SF         1      Reduced     08.375    80.00   20010101
0029063666   BAUGHMAN           VA      20112         P          PD         1      Standard    07.625    80.00   20010101
0029063682   BARTYLLA           CA      95765         P          PD         1      Standard    08.500    80.00   20001201
0029064680   TERZICH            CA      95819         P          SF         1      Reduced     08.250    80.00   20010101
0029065026   WILSON             CA      94517         P          PD         6      Standard    08.375    75.00   20010101
0029065810   SHIRLEY, III       KY      40502         P          SF         1      Standard    08.000    80.00   20010101
0029065927   ABEL               TX      78703         P          SF         1      Reduced     08.125    80.00   20010101
0029066156   DORNAK             MN      55082         P          SF         1      Reduced     08.125    80.00   20001201
0029066628   ROTHENBERGER       CO      81632         S          PD         1      Reduced     08.250    75.00   20010101
0029067279   LONG               AZ      85364         P          PD         8      Standard    08.000    80.00   20001201
0029067303   WALLACE            TX      78258         P          PD         8      Standard    08.125    80.00   20001201
0029067410   SMITH              OR      97229         P          PD         8      Standard    07.875    78.60   20001201
0029068061   D'AUTREMONT        OR      97068         P          PD         1      Reduced     07.625    63.80   20001201
0029069267   WATKINS            MD      20878         P          PD         1      Standard    08.125    80.00   20010101
0029069465   DAGEN              CA      94803         P          SF         1      Standard    08.375    80.00   20010101
0029069556   STRECKER           IL      60048         P          SF         6      Reduced     09.875    70.20   20010101
0029070869   WIMBERLY           SC      29045         P          PD         8      Reduced     08.375    88.90   20010101
0029070885   SCHAEFER           GA      31909         P          PD         8      Reduced     08.000    79.00   20010101
0029070976   GOGTE              AZ      85365         P          PD         1      Standard    08.250    84.20   20001201
0029071388   HAWKINS            CO      80129         P          PD         1      Reduced     08.000    80.00   20010101
0029071396   HORVATH            CT      06483         P          SF         1      Standard    07.875    80.00   20010101
0029071511   CATHCART           SC      29672         P          PD         8      Standard    07.875    52.90   20010101
0029071727   NEMETH             CA      92122         P          PD         1      Reduced     08.375    66.70   20010101
0029072063   ANDERSON           TX      78730         P          SF         8      Standard    08.375    75.80   20010201
0029072410   MEISNER            CO      80601         P          SF         8      Reduced     08.125    77.60   20010101
0029072436   CLARK              WA      98280         S          SF         1      Reduced     08.125    50.10   20010101
0029072501   FRATUS             CA      94533         P          PD         1      Standard    08.375    80.00   20010101
0029072626   HORTON             IL      60069         P          SF         8      Standard    09.875    60.60   20010101
0029072675   FRAKES             WA      98198         P          PD         1      Reduced     08.000    75.00   20010101
0029072816   MAI                CA      95050         P          SF         1      Standard    08.375    80.00   20010101
0029073749   SCHNEIDER          CA      92612         P          CO         8      Reduced     08.375    79.90   20010101
0029074473   HARRIET            CO      80021         P          SF         1      Reduced     08.000    80.00   20010101
0029074556   VARA               CA      95126         P          SF         1      Standard    08.375    80.00   20010101
0029074903   JOHNSON            UT      84738         P          SF         8      Standard    07.875    80.00   20001201
0029074911   PETERS             CA      96161         S          PD         1      Standard    08.000    70.20   20001201
0029075132   KAPLAN             MD      21403         P          SF         1      Reduced     08.125    80.00   20010101
0029075793   CROUCH             CO      80401         P          PD         1      Reduced     08.250    80.00   20001201
0029076247   DRAFFEN            CA      94403         P          SF         1      Standard    08.375    80.00   20010101
0029077211   BRUNO              CA      94536         P          SF         1      Standard    08.250    80.00   20010101
0029077237   WARD               CA      94533         P          PD         1      Standard    08.125    73.40   20010101
0029077252   HOOSHANGI          VA      20124         P          PD         1      Standard    08.000    80.00   20010101
0029077310   REINKE             CO      80104         P          PD         1      Standard    08.000    77.00   20001201
0029077443   MARSHAL            FL      34108         S          SF         1      Standard    08.125    62.20   20010101
0029077542   SHERMAN            CO      80303         S          SF         1      Reduced     08.000    69.20   20010101
0029077591   VIVONA             WA      98116         P          SF         1      Reduced     07.875    80.00   20010101
0029077674   ROY                CA      94904         P          SF         1      Standard    08.000    54.20   20010101
0029077682   LABOVITES          CO      80129         P          PD         1      Reduced     08.250    60.00   20010201
0029078656   MILLER             TX      75225         P          SF         1      Standard    07.875    71.20   20010101
0029079001   AIELLO             KS      66224         P          PD         1      Standard    08.125    80.00   20010101
0029079357   MARKOWITZ          CA      95062         P          SF         1      Reduced     08.250    80.00   20010101
0029079597   MOZAFFAR           CA      94568         P          PD         1      Standard    08.875    80.00   20010101
0029079639   MOOD, JR           MD      20876         P          SF         1      Reduced     08.250    80.00   20010101
0029080264   SAPP               GA      30240         P          SF         8      Standard    08.125    86.40   20010101
0029080405   MIDTHUN            CO      80424         S          CO         1      Standard    08.000    89.60   20010101
0029081056   PACHECO            CA      94947         P          SF         1      Standard    08.000    80.00   20010101
0029081338   MADDOX             WA      98075         P          SF         1      Standard    08.000    90.00   20010101
0029081494   KLINK              NM      87122         P          SF         8      Standard    08.000    64.70   20010101
0029082153   MITCHELL           VA      20112         P          PD         1      Standard    07.750    80.00   20010201
0029082187   STEPHAN            CA      94550         P          SF         1      Standard    07.875    44.20   20010101
0029082310   OBIBUAKU           VA      22312         P          PA         1      Standard    07.875    80.00   20010101
0029082534   NEWMAN             CA      92592         P          PD         1      Reduced     08.625    95.00   20001201
0029082559   AXELROD            TX      77024         P          PD         8      Reduced     08.000    63.10   20001201
0029082658   ADAMS              CO      80439         P          SF         8      Reduced     08.125    47.90   20010101
0029082773   THOMPSON           VA      20147         P          PD         1      Standard    08.000    80.00   20010201
0029083391   MACLEOD            OK      74137         P          PD         1      Standard    07.875    70.00   20010201
0029083565   CARLSON            WA      98056         P          SF         1      Standard    08.250    90.00   20010101
0029083706   WRIGHT             DE      19930         S          CO         1      Standard    08.250    80.00   20010201
0029084050   TRAYLOR            WA      98370         P          SF         1      Reduced     09.250    95.00   20010101
0029084548   WARD               CA      92037         P          SF         1      Standard    08.250    27.80   20010101
0029084928   MANDELL            CO      80487         S          PA         1      Standard    08.125    70.00   20010101
0029084977   SKOVER             CA      94947         P          SF         6      Standard    08.375    72.50   20010101
0029086063   BRADLEY            VA      20176         P          PD         1      Reduced     08.625    80.00   20010101
0029086071   GARCIA             VA      20169         P          PD         1      Reduced     08.125    80.00   20010101
0029086196   ZHANG              VA      20171         P          PD         1      Standard    08.500    80.00   20010101
0029086402   MOORE              CA      92083         P          PD         1      Standard    08.625    90.00   20010101
0029086501   DOMBROWSKI         PA      19382         P          PD         1      Standard    08.000    80.00   20010101
0029087277   WALKER             GA      30022         P          PD         1      Standard    08.000    80.00   20010101
0029087350   BARTON             WA      98103         P          SF         1      Reduced     08.000    80.00   20010101
0029087475   DANIELS            CO      80228         P          PD         1      Standard    08.000    63.40   20010101
0029087632   NEWPORT II         TN      37075         P          SF         1      Reduced     08.000    80.00   20010101
0029088036   LEHTO JR           FL      34241         P          PD         1      Reduced     08.500    90.00   20010101
0029088259   MARTIN             CA      92692         P          SF         1      Reduced     08.625    80.00   20010101
0029088770   STRANDELL          WA      98279         S          SF         1      Standard    08.000    60.00   20010201
0029089133   GRAHAM             NC      28211         P          SF         1      Standard    07.750    79.60   20010201
0029089141   SMITH              GA      30062         P          PD         8      Standard    08.125    72.10   20010201
0029089216   ULRICH             CA      92009         P          CO         1      Standard    07.875    80.00   20010101
0029089679   SPALDING           CA      94542         P          SF         6      Reduced     08.000    67.60   20001201
0029089752   EMMITTE            TX      76092         P          PD         1      Standard    09.125    80.00   20010101
0029090487   MAYBERRY, III      WI      53538         P          SF         1      Standard    08.500    61.00   20010101
0029091642   BINNEY             CO      80129         P          PD         1      Reduced     08.000    80.00   20010201
0029091899   PHAM               CA      95111         P          SF         1      Reduced     08.250    77.90   20001101
0029091972   BRUSATO            CA      95123         P          SF         1      Reduced     07.625    90.00   20001101
0029092020   GREEN              TX      78759         P          PD         1      Reduced     08.000    80.00   20001101
0029092079   LYNCH              WI      53029         P          SF         8      Reduced     09.750    80.00   20001101
0029092103   CROTTY             TX      75219         P          SF         1      Standard    08.375    80.00   20010101
0029092129   COHEN              CA      91602         P          SF         1      Standard    08.500    80.00   20001201
0029092178   PHILLIPS           WA      98116         P          SF         1      Standard    08.500    95.00   20001201
0029092194   WALTERS JR.        MI      48188         P          PD         1      Standard    08.625    76.30   20010101
0029092236   GOETSCH            CO      80528         P          PD         1      Standard    08.625    80.00   20001101
0029092319   EVANS              MI      48167         P          SF         1      Standard    08.750    80.00   20001201
0029092368   MULLALY            MA      02118         P          CO         1      Reduced     08.125    80.00   20001201
0029092582   FINHOLM            CO      81620         S          CO         1      Reduced     08.625    88.00   20010101
0029092616   BENGER             MA      02631         P          SF         6      Standard    08.250    59.60   20001101
0029092640   VELDEY             WI      53211         P          SF         8      Reduced     08.500    78.10   20001201
0029092665   SHAFER             GA      30338         P          SF         1      Reduced     07.875    75.10   20001201
0029092756   GILMORE            CA      91324         P          SF         6      Standard    08.500    75.00   20001201
0029092772   AMABILE            IL      60068         P          SF         1      Reduced     08.500    80.00   20001201
0029092897   SEALS              CA      92009         P          PD         6      Reduced     08.000    75.00   20001101
0029092905   TARAKJI            CA      91750         P          PD         1      Reduced     08.250    78.60   20001201
0029092921   BARNETT            GA      30152         P          PD         1      Reduced     08.125    90.00   20001201
0029093002   KOHN               MA      02468         P          SF         6      Standard    08.500    44.40   20001101
0029093028   TREVINO            CA      95125         P          SF         1      Reduced     08.375    80.00   20001201
0029093051   PRICE              TX      77554         P          PD         8      Standard    07.875    75.30   20010101
0029093069   PHELPS             MN      55446         P          SF         1      Reduced     08.250    79.90   20001101
0029093101   ROBERTS            TX      75205         P          SF         1      Reduced     07.875    80.00   20001101
0029093150   JURUN              CA      90274         P          SF         8      Standard    09.125    50.60   20001101
0029093200   MCELEARNEY         MA      01450         P          SF         1      Reduced     08.500    80.00   20001101
0029093242   ZAPROWSKI          GA      30004         P          PD         1      Standard    08.000    78.50   20010101
0029093267   ELLIS              CA      94588         P          SF         1      Reduced     08.000    80.00   20001101
0029093309   VIVIAN             WA      98105         P          SF         1      Standard    07.875    76.90   20001201
0029093408   JENNINGS           MI      48306         P          SF         8      Standard    07.500    73.90   20001101
0029093473   CHESS              CA      95050         P          SF         6      Reduced     08.250    65.00   20001201
0029094133   PENDERGRAFT        WA      98074         P          PD         1      Standard    08.125    75.50   20001201
0029094430   ACCARDI            NV      89052         P          PD         1      Standard    08.750    90.00   20001101
0029094471   BROWN              CA      90046         P          SF         8      Standard    08.500    56.00   20001101
0029094505   KATZ               CA      92130         P          PD         1      Reduced     08.125    80.00   20001201
0029094521   QUZOONIAN          TX      77479         P          PD         8      Standard    08.375    50.30   20001101
0029094786   KAPLAN             FL      34242         P          SF         1      Standard    08.250    76.90   20001101
0029094901   BONTA              OH      43220         P          SF         1      Reduced     08.000    80.00   20010101
0029095080   THWAITS            GA      30024         P          PD         1      Standard    07.875    69.60   20010101
0029095239   JONES IV           TX      77057         P          PD         1      Reduced     08.000    80.00   20010101
0029095304   MERRILL            WA      98021         P          PD         1      Reduced     08.125    90.00   20010101
0029095437   MOJICA             NC      28031         P          PD         8      Reduced     08.250    72.40   20001201
0029095494   MIKKELSON, SR      CA      94517         P          SF         1      Reduced     08.500    80.00   20001001
0029095544   FISHER             CA      90027         P          SF         1      Reduced     08.625    80.00   20001001
0029095551   HARRIS             CA      94588         P          PD         1      Reduced     08.250    80.00   20001201
0029095635   BERNABE            CA      92308         P          SF         1      Standard    08.375    75.00   20001201
0029095742   DEWITT             TX      75048         P          SF         8      Reduced     08.250    80.00   20001201
0029095809   SETHI              MN      55906         P          SF         1      Standard    08.250    80.00   20001201
0029095833   LIGNOS             NY      11596         P          SF         1      Reduced     08.375    90.00   20001201
0029095841   MIRRA              NY      10604         P          SF         1      Reduced     07.625    69.80   20001101
0029096005   ROSS               FL      33467         P          PD         1      Reduced     08.500    79.50   20000801
0029096047   LASALA             GA      30307         P          SF         1      Standard    07.750    79.20   20001201
0029096146   PICKETT            CA      91901         P          SF         1      Reduced     08.250    73.50   20001201
0029096203   RIEHM              TX      75082         P          PD         1      Reduced     08.000    80.00   20001101
0029096245   KINER              CA      91377         P          SF         6      Standard    08.250    75.00   20001201
0029096591   EDIDIN             IL      60062         P          SF         8      Standard    10.250    56.90   20001201
0029096682   LATHROPE           NC      28104         P          PD         1      Reduced     08.250    80.00   20001101
0029096740   LAU                IL      60174         P          PD         1      Standard    07.875    80.00   20001201
0029096757   RATTAN             MA      02421         P          SF         1      Reduced     08.750    80.00   20001001
0029096781   BARUA              CA      95138         P          SF         1      Standard    08.250    80.00   20001201
0029096856   GOUGH              MD      21075         P          SF         8      Standard    08.375    80.00   20001101
0029096914   BALDWIN            CA      90274         P          SF         8      Standard    08.875    20.90   20001101
0029096948   PITKA              CA      94566         P          SF         1      Reduced     08.375    80.00   20000201
0029096997   BENKER             CO      80501         P          PD         1      Reduced     09.375    85.00   20001001
0029097003   LANIER             FL      32034         P          SF         6      Standard    10.125    75.00   20001101
0029097045   MATHISEN           CO      80121         P          PD         1      Reduced     08.125    62.50   20001101
0029097060   JONES              CA      92059         P          SF         1      Standard    08.375    90.00   20001101
0029097102   PARKER             IL      60047         P          PD         1      Reduced     08.250    77.40   20001201
0029097151   DIPAULA            CO      80302         P          SF         1      Standard    08.375    67.20   20001001
0029097177   KIMBALL, III       MA      02421         P          SF         6      Standard    09.000    75.00   20001101
0029097201   COPPER II          CA      95135         P          SF         1      Reduced     07.500    80.00   19991101
0029097227   VICKERMAN          MN      55391         P          SF         1      Reduced     08.250    77.50   20001001
0029097235   HASKIN             GA      30215         P          PD         1      Standard    08.500    90.00   20001101
0029097243   ANSERT             IL      60657         P          CO         8      Reduced     09.875    89.80   20001001
0029097268   MYERS              CT      06820         P          SF         1      Standard    08.500    80.00   20001001
0029097284   SMITH              TX      75240         P          PD         1      Reduced     08.875    80.00   20000901
0029097300   CUNNINGHAM         MA      02459         P          SF         1      Standard    08.500    80.00   20000901
0029097318   LITTON             WA      98072         P          SF         1      Reduced     08.375    80.00   20001001
0029097326   IKHINMWIN          VA      22124         P          PD         1      Standard    08.500    75.80   20001101
0029097359   PINCETICH          ID      83353         P          PD         1      Standard    08.375    63.50   20001001
0029097367   FRANKLIN           CA      94018         P          SF         1      Reduced     08.375    80.00   20001101
0029097375   RODRIGUEZ          TX      77056         P          SF         1      Reduced     07.625    80.00   19990901
0029097383   MASUCCI            MA      01845         P          SF         1      Reduced     09.125    80.00   20000801
0029097425   COLWELL            MI      48118         P          SF         6      Reduced     08.500    43.80   20000101
0029097433   HAY                FL      32541         S          PD         1      Standard    08.125    80.00   20001101
0029097557   BERRY              CA      92009         P          CO         1      Standard    08.000    79.80   20010101
0029097680   COLE               TX      75229         P          SF         1      Reduced     08.000    64.20   20001201
0029097763   BOWLBY             TX      78664         P          PD         1      Standard    08.500    80.00   20010101
0029098001   GARCIA             CA      92887         P          SF         6      Reduced     08.000    80.00   20001201
0029098050   BAUER              CA      92649         P          SF         1      Reduced     07.750    80.00   20010101
0029098076   BURHOE             CA      95746         P          PD         1      Standard    07.750    59.60   20001201
0029098605   NICHTA             TX      78258         P          PD         8      Reduced     08.500    79.90   20010101
0029099777   BRODE,III          MD      20906         P          PD         1      Standard    07.625    80.00   20001201
0029099801   KAUFMANN           WA      98118         P          SF         1      Standard    08.000    80.00   20001201
0029099827   DAVIS              TX      75069         I          SF         8      Standard    09.000    80.00   20001201
0029100021   GREENBERG          MD      20854         P          SF         1      Standard    08.250    64.30   20001201
0029100047   TERTERIAN          CA      91107         P          SF         1      Reduced     08.375    80.00   20001201
0029100229   WOMACK             FL      34711         P          PD         1      Reduced     08.375    80.00   20010101
0029100328   KOSERUBA           NC      28277         P          PD         1      Reduced     07.875    85.00   20010101
0029100708   LONGLEY            CA      94954         P          SF         8      Standard    07.875    73.30   20010101
0029100716   BEATO              PA      18954         P          SF         8      Standard    08.500    80.00   20001201
0029100740   RAGUSA             NY      11357         P          SF         1      Reduced     08.500    54.50   20001101
0029100872   EITEL              CO      80123         P          PD         6      Reduced     07.875    62.10   20001201
0029101086   MILLER             MD      20814         P          SF         1      Reduced     08.250    80.00   20001201
0029101185   BOWLING            OH      43026         P          SF         6      Reduced     08.250    67.00   20001201
0029101755   SYDOW              AZ      85016         S          SF         8      Reduced     08.375    37.90   20001201
0029103140   FINN               CA      94115         P          CO         1      Standard    08.250    80.00   20010101
0029103579   WAUGH              TN      37772         P          PD         1      Reduced     07.625    80.00   20001201
0029103892   GUO                PA      19312         P          PD         1      Reduced     08.000    80.00   20001201
0029103967   SIMON              MD      20814         P          SF         1      Reduced     08.000    72.50   20001201
0029104072   KELLER             GA      30078         P          PD         1      Reduced     07.875    73.20   20001201
0029104320   FRAZIER            VA      23454         P          SF         1      Standard    08.000    65.60   20001201
0029104353   PALACIOS           TX      75093         P          PD         1      Standard    08.250    80.00   20001201
0029104460   KITCHENS           CA      91320         P          PD         1      Standard    08.125    80.00   20010101
0029104858   SODHI              MN      55364         P          SF         1      Standard    08.500    80.00   20000801
0029105376   DENTON             CO      80016         P          PD         1      Standard    08.125    80.00   20010101
0029105848   TAN                CA      94107         P          2F         1      Standard    08.125    80.00   20001201
0029105863   WILDER             CA      92122         P          SF         1      Reduced     08.250    80.00   20001201
0029106259   BECKNER            CA      95005         P          SF         1      Reduced     08.125    80.00   20010101
0029106374   PICKETT, III       MO      63011         P          PD         1      Standard    08.625    78.70   20001101
0029106424   GANS               MO      63141         P          SF         1      Standard    08.250    61.30   20000901
0029106556   NAGARAJAN          CA      95133         P          PD         1      Standard    08.500    80.00   20001201
0029106572   BROOKS             CA      95835         P          PD         1      Standard    08.250    90.00   20001201
0029106630   SLATER             VA      20124         P          PD         1      Reduced     08.000    80.00   20010101
0029106705   PEDERSEN           CA      92106         P          SF         8      Reduced     08.250    50.00   20010101
0029106804   SCHATZ             AR      71909         P          PD         1      Standard    08.375    80.00   20001001
0029108073   ROBICHAUX          TN      37122         P          SF         8      Standard    07.875    80.00   20010101
0029109063   BUCK               TX      77382         P          PD         1      Reduced     07.875    80.00   20001201
0029109139   LI                 CA      92657         P          PD         1      Reduced     08.125    70.00   20010101
0029109170   GONZALES           CA      92656         P          PD         1      Reduced     08.125    80.00   20010101
0029109451   MUSCARIELLO        CA      92624         P          SF         1      Standard    08.625    80.00   20001201
0029109519   SHERMAN            CA      92602         P          PD         1      Standard    08.250    80.00   20001201
0029109543   GARCIA             FL      33178         S          PD         1      Standard    08.500    90.00   20001201
0029109642   PEARLSTEIN         CA      92602         P          PD         1      Standard    08.125    79.10   20010101
0029110285   PARK               VA      20120         P          PD         1      Standard    07.750    80.00   20001201
0029110293   WILLIAMSON         TX      77469         P          SF         8      Reduced     08.375    80.00   20010101
0029110301   WOHL               VA      22003         P          SF         6      Reduced     08.500    80.00   20001201
0029110335   MONTALBAN          VA      20170         P          SF         1      Reduced     07.625    80.00   20001201
0029110384   CHU                FL      32256         P          PD         1      Standard    08.125    70.00   20001201
0029110459   WILLIAMS           MO      64152         P          PD         1      Reduced     08.250    80.00   20010101
0029111267   ADAL               CA      94587         P          PD         1      Standard    08.250    58.30   20010101
0029111481   GANDHI             CA      95133         P          PD         1      Standard    08.000    80.00   20001201
0029113503   JARRARD            WI      53705         P          SF         1      Standard    08.750    80.00   20000901
0029113628   THORSTENSON        WI      53029         P          SF         1      Standard    08.250    54.20   20001001
0029113677   ERLANDSON          MN      55362         P          SF         8      Standard    08.125    80.00   20001001
0029113685   MCMILLAN           MO      63124         P          SF         1      Standard    08.500    40.00   20001201
0029113768   CHOLE              MO      63131         P          SF         1      Standard    08.500    49.80   20001001
0029113826   TRACY, JR          RI      02906         P          SF         8      Standard    08.625    58.60   20001001
0029113925   ATHMANN            MN      55364         P          SF         1      Standard    08.125    75.00   20001101
0029113982   JOHNSON            FL      33626         P          PD         8      Standard    08.500    85.80   20001001
0029114048   WALLACH            MO      63105         P          SF         1      Standard    08.500    49.10   20000901
0029114089   HART III           SC      29483         P          SF         1      Standard    08.375    80.00   20001101
0029114188   SCHWEI             WI      53045         P          PD         1      Standard    08.500    52.80   20001001
0029114816   FOSTER             CA      94611         P          SF         1      Standard    08.375    79.30   20010101
0029114972   CRAIN              OH      45202         P          CO         1      Standard    08.375    58.80   20001201
0029115045   COURTNEY           OH      45220         P          SF         1      Standard    08.500    80.00   20000401
0029115086   CALDWELL           MN      55317         P          SF         1      Standard    08.625    88.90   20001001
0029115169   ALBRECHT           MO      63069         P          PD         1      Reduced     08.500    71.90   20000901
0029116308   MORA               IL      60061         P          SF         1      Standard    08.500    71.40   20000901
0029116571   HARDIN             VA      20120         P          PD         1      Standard    07.875    80.00   20001201
0029116613   HAJOST             GA      30339         P          SF         1      Standard    08.250    80.00   20001201
0029116704   WOOLDRIDGE         CA      92782         P          PD         1      Standard    08.625    80.00   20001201
0029116795   DAVYDOV            IL      60016         P          SF         1      Standard    09.250    80.00   20001101
0029116878   KELLEY             MI      48170         P          SF         1      Standard    08.125    80.00   20001201
0029116894   BROWN              VA      22101         P          SF         1      Standard    08.125    80.00   20001201
0029116910   GRAHAM             MD      21401         P          PD         1      Standard    08.000    79.90   20001201
0029116969   SMITH              CA      94546         P          SF         1      Standard    08.125    80.00   20001201
0029116993   WHITLOCK           TX      78726         P          PD         8      Standard    08.375    79.90   20001201
0029117017   FRUSCIONE          GA      30269         P          SF         8      Standard    08.875    86.70   20001201
0029117082   WOODWARD           GA      30041         P          PD         1      Standard    08.125    80.00   20001201
0029117934   KLINE              ID      83616         P          PD         8      Standard    08.250    80.00   20001201
0029118007   MARTIN             CO      80424         S          SF         1      Standard    08.625    80.00   20001201
0029118080   DI GANGI           IL      60102         P          PD         1      Standard    08.750    89.90   20001101
0029118106   BARRIOS            TX      77006         P          SF         8      Standard    08.500    90.00   20001201
0029118148   KELLER             CA      92620         P          PD         1      Standard    08.000    80.00   20001201
0029118213   WINN               CA      93611         P          SF         1      Standard    08.125    90.00   20001201
0029118296   UZUN               CA      92131         P          SF         1      Standard    07.875    80.00   20001201
0029118353   KEILER             CO      80121         P          PD         6      Standard    08.125    55.90   20001201
0029118494   VALIANI            FL      33029         P          PD         1      Standard    08.250    80.00   20001201
0029118684   KATZ               IL      60062         P          SF         1      Standard    08.500    69.50   20001001
0029118759   MCGILL             IA      50266         P          SF         1      Standard    08.125    90.00   20001101
0029119013   BROWN              IA      51106         P          SF         1      Standard    08.250    75.00   20001201
0029119104   LANG               IA      50325         P          SF         1      Standard    07.750    79.00   20001101
0029120078   TYRRELL            TX      78605         P          PD         8      Standard    08.250    90.00   20010101
0029120136   KINNAMAN           CO      80104         P          PD         1      Standard    08.500    79.10   20001101
0029120151   PETERSON           CA      92056         P          PD         1      Standard    08.125    80.00   20001201
0029120185   SPAULDING          CO      80104         P          PD         1      Standard    08.250    80.00   20001101
0029120201   NANDURI            CA      94086         P          SF         1      Standard    08.375    80.00   20001101
0029120243   GRUEL              MD      21029         P          PD         8      Standard    08.625    90.00   20001101
0029120268   KILGALLEN          MD      21710         P          SF         1      Standard    08.500    80.00   20001201
0029120292   KUNO               MA      02116         P          CO         1      Standard    08.250    80.00   20001101
0029120466   KRAUSE             IL      60047         P          SF         1      Standard    08.500    80.00   20001101
0029120540   VOSSOS             CA      95060         P          SF         1      Standard    08.250    80.00   20001101
0029120599   LINN               CA      92129         P          SF         6      Standard    08.750    80.00   20001101
0029120631   JAMES              CA      90814         P          PD         8      Standard    08.625    70.50   20001101
0029120714   ROBINSON           CO      80124         P          PD         8      Standard    08.500    80.00   20001101
0029120722   ADAMS              CO      80104         P          PD         6      Standard    08.250    74.60   20001101
0029120730   TIO                NV      89144         P          PD         1      Standard    08.375    80.00   20001101
0029120789   CUNNING            CA      92116         P          SF         8      Standard    08.375    80.00   20001101
0029120961   MASON              UT      84098         P          SF         1      Standard    08.250    80.00   20001101
0029121001   BISHOP             CO      80132         P          PD         8      Standard    08.375    80.00   20001101
0029121035   SIMPSON            CO      80640         P          SF         8      Standard    08.250    80.00   20001201
0029121068   GEARY              CO      80132         P          PD         8      Standard    09.500    80.00   20001101
0029121621   KHATANA            OH      45249         P          SF         1      Standard    08.500    56.70   20000901
0029121639   FIELD, JR          MN      55118         P          SF         1      Standard    08.250    71.40   20001101
0029121662   ROOFENER           CA      91351         P          PD         1      Standard    08.375    80.00   20001101
0029121738   CROWLEY            IA      52601         P          SF         6      Standard    08.250    70.00   20001001
0029121746   SING               CA      94553         P          SF         1      Standard    08.750    90.00   20001101
0029121779   SHANNON            FL      33037         S          SF         1      Standard    08.625    80.00   20001001
0029121811   BARNETT            AZ      85254         P          PD         1      Standard    08.250    37.00   20001201
0029121878   HOTZ               MN      55126         P          SF         1      Reduced     08.250    69.80   20000901
0029121894   FARRAR             MN      55127         P          SF         1      Standard    08.250    80.00   20001001
0029121944   BULLEMER           MN      55359         P          SF         1      Standard    08.250    80.00   20000901
0029121993   PELISKA            WI      54968         S          SF         1      Standard    08.375    80.00   20001101
0029122041   HOPKINS            KY      42122         P          SF         8      Standard    08.250    70.00   20001201
0029122066   DOSS               KY      42025         P          SF         8      Reduced     08.500    70.00   20000901
0029122090   D'AMATO            WI      53211         P          SF         1      Standard    08.375    61.00   20001001
0029122157   ALMADA             CA      95010         P          CO         1      Standard    08.125    80.00   20001201
0029122918   RITTER             WI      53072         P          SF         8      Standard    09.125    79.10   20001001
0029122926   AUNE               WI      53147         P          SF         8      Standard    08.500    74.10   20000901
0029122942   GRIFFITH           IL      60521         P          SF         1      Standard    08.375    80.00   20001101
0029122975   SYTSMA             WI      53066         P          SF         8      Standard    08.375    73.70   20001001
0029122991   HALL               KS      66211         P          SF         1      Reduced     08.500    80.00   20001001
0029123023   CALLAHAN           VA      20147         P          PD         1      Standard    08.375    71.70   20001101
0029123031   OFFUTT             AR      71913         P          SF         8      Standard    08.250    80.00   20001101
0029123056   FISHBEIN           MN      55441         P          SF         1      Reduced     08.125    80.00   20001201
0029123064   SIMON              WI      53018         P          SF         1      Standard    08.375    80.00   20001101
0029123072   RYNERSON           KY      42103         P          SF         8      Standard    08.375    79.30   20001101
0029123080   DUNCAN             KS      66610         P          SF         1      Reduced     08.750    80.00   20001001
0029123098   REIS               MN      55316         P          SF         1      Standard    08.500    79.70   20001101
0029123239   REESER             CA      94541         P          SF         6      Standard    08.500    80.00   20001101
0029123460   POLITANO           VA      20176         P          SF         1      Standard    08.250    80.00   20001201
0029123593   MANZELLA           MN      55123         P          SF         1      Reduced     08.250    80.00   20001201
0029123627   AUTHEMENT, JR.     NH      03031         P          SF         1      Standard    08.875    79.80   20000901
0029123635   DORNBACK           MN      55436         P          SF         1      Reduced     08.250    80.00   20000901
0029123718   SCHLOTMAN          KY      41017         P          SF         1      Standard    08.250    80.00   20001101
0029123965   PALMER             CO      80634         P          PD         1      Reduced     08.250    80.00   20001001
0029124013   RHATIGAN           OH      45255         P          SF         8      Standard    08.250    67.60   20001201
0029124310   OVERBEEK           MI      49424         P          SF         1      Reduced     08.375    80.00   20001101
0029124625   GRIFFIN            WY      83001         P          SF         1      Standard    08.625    54.60   20000901
0029124914   PETERSON           IL      60137         P          SF         6      Standard    08.375    75.00   20001201
0029124955   ERNST              CA      92130         P          PD         1      Standard    08.375    55.70   20000601
0029135043   VAN NOTE           MN      55405         P          SF         1      Standard    08.000    78.20   20010101
0029138567   BRANNAN            OH      45208         P          SF         1      Standard    08.250    80.00   20010101
0029139938   CLARK, JR.         LA      70817         P          PD         1      Reduced     07.875    90.00   20010101
0029139979   TOSHEFF            CA      92009         P          PD         1      Reduced     07.750    69.20   20010101
0029140027   VLCHEK             CA      92673         P          CO         1      Reduced     08.125    80.00   20010101
0029140043   DICKMAN            CA      95835         P          PD         1      Reduced     08.000    75.70   20010101
0029140068   TAM                CA      92657         P          PD         1      Reduced     08.125    75.00   20010101
0029140092   REYES-BAJE         CA      92618         P          CO         1      Reduced     08.000    95.00   20010101
0029140613   FUJIWARA           CA      95835         P          PD         1      Reduced     08.125    90.00   20010101
0029140712   FINLEY             CA      92673         P          CO         1      Reduced     07.875    90.00   20010101
0029140746   SIEGEL             CA      92679         P          PD         1      Reduced     08.000    80.00   20010101
0029140761   WAXMAN             CA      91381         P          PD         1      Reduced     08.000    80.00   20010101
0029140779   DIORIO             CA      92688         P          PD         1      Reduced     08.250    80.00   20010101
0029143088   KIND               CA      90631         P          PD         1      Reduced     08.125    75.00   20010101
0029143120   TAYLOR             CA      91741         P          PD         1      Reduced     08.125    74.50   20010101
0029143427   MOYA               CA      92656         P          PD         1      Reduced     08.000    80.00   20010101
0029143559   BUSCH              CA      92673         S          CO         1      Reduced     08.500    80.00   20010101
0029143674   SEKELY JR          CA      92673         P          CO         1      Reduced     08.000    80.00   20010101
0029143716   KELLAR             CA      95602         P          PD         1      Reduced     08.250    69.50   20010101
0029143948   PARK               CA      92602         P          PD         1      Reduced     07.875    64.00   20010101
0029144359   TEIXEIRA           FL      33178         P          PD         1      Standard    08.375    80.00   20010101
0029144466   TATMAN             CA      94591         P          SF         1      Standard    08.500    76.60   20010101
0029144532   POHL               CA      91381         P          PD         1      Standard    08.000    80.00   20010101
0029144540   PALMER             CA      94550         P          SF         1      Reduced     08.375    80.00   20010101
0029144656   MULLEN             CA      91381         P          PD         1      Standard    08.125    80.00   20010101
0029144839   TAM                CA      94080         P          PD         1      Reduced     08.375    75.40   20010101
0029144888   ABDELMALIK         CA      93021         P          PD         1      Reduced     08.375    80.00   20010101
0029145281   JOE                CA      94544         P          SF         1      Reduced     08.375    80.00   20010101
0029145323   CANTA              CA      94080         P          PD         1      Reduced     08.125    78.00   20010101
0029152519   CLEMENTS JR        VA      20155         P          SF         1      Reduced     08.375    80.00   20010101
0029152527   SMITH              PA      19382         P          PD         1      Standard    08.125    73.60   20010101
0029157831   KEITH              CO      80138         P          SF         1      Reduced     08.750    80.00   20000901
0029157963   STEPHENS, JR       MI      48348         P          SF         1      Reduced     08.875    90.00   20000901
0029158193   JENSEN             WA      98033         P          SF         1      Standard    08.250    90.00   20000901
0029167608   MCGUIRE            MA      01451         P          SF         1      No Ratio    09.375    90.00   20000701
0029169844   RAZ                MI      48322         P          SF         8      Reduced     09.875    64.50   20000901
0029172319   KNIGHT             NC      27612         P          SF         1      Standard    08.125    70.00   20000901
0029179843   STAMPHER           CO      80908         P          PD         8      Standard    08.500    61.40   20000901
6000698107   PARK               CA      90068         S          SF         1      Reduced     08.250    75.00   20010101
6001051603   PADRO              CA      95118         P          SF         6      Reduced     08.250    75.00   20010101
6001055141   WALAS              CA      95670         P          PD         6      Standard    08.250    73.60   20010101
6001453866   YACOUB             CA      95361         P          SF         1      Reduced     08.125    90.00   20010101
6003467138   PATRINELLIS        CA      94945         P          SF         1      Standard    08.250    80.00   20010101
6004338668   HEILBORN           CA      91902         P          SF         1      Reduced     07.625    80.00   20010201
6004557200   ALAN               GA      30350         P          PD         1      Standard    07.875    79.40   20010101
6005111692   WARREN             CA      92007         S          SF         1      Standard    08.000    80.00   20010101
6005598120   OKIHARA            CA      92103         P          SF         6      Standard    08.250    59.80   20010201
6009786671   CHEN               CA      94134         P          SF         1      Reduced     08.250    75.00   20010101
6010595830   ABBOTT             MO      65616         P          SF         8      Standard    08.250    79.90   20010101
6011192371   PARKHURST          CA      94602         P          2F         1      Standard    08.000    80.00   20010101
6016523661   FLISAKOWSKI        CA      95118         P          PA         1      Standard    08.250    80.00   20010101
6017826980   ANDERSON           NC      28741         S          PD         1      Standard    08.125    80.00   20010101
6017834497   HOWELL             CA      93463         P          SF         8      Standard    08.000    80.00   20010201
6018957719   SLOAN              DC      20016         P          CP         1      Standard    08.375    52.10   20010101
6022134123   OLIVER             CA      92626         P          PD         1      Standard    07.875    80.00   20010101
6023253716   BUTTERBAUGH        CA      90815         P          SF         6      Standard    08.250    69.40   20010101
6024110303   RICE               CA      94115         P          SF         1      Standard    08.125    45.50   20010201
6024155639   COLEMAN            CA      90505         P          PD         1      Reduced     07.875    80.00   20010201
6026150026   CARSON             CA      94070         P          SF         1      Reduced     08.000    80.00   20010101
6026726122   SIMON JR.          CA      94595         P          SF         1      Reduced     07.875    80.00   20010201
6028019633   KINZLER            CA      94510         P          SF         1      Reduced     08.000    80.00   20010201
6028170840   BEST               CA      92130         P          PA         1      Reduced     07.875    80.00   20010201
6031065417   KWONG              CA      94404         P          SF         1      Standard    08.125    64.20   20010201
6034151305   WALTER             CA      92656         P          CO         1      Reduced     08.250    90.00   20010101
6037123400   PEASE              CA      92262         P          PD         1      Reduced     08.250    80.00   20010201
6038450745   RIGSBY, JR.        CA      95722         P          PD         1      Reduced     08.250    80.00   20010101
6038618333   SANDS              CA      90068         P          SF         1      Reduced     07.875    72.10   20010101
6038919269   PEACOCK            CA      94043         P          CO         1      Reduced     08.000    80.00   20010101
6041014694   MURPHY             CA      94952         P          PD         1      Standard    08.375    90.00   20010101
6041423358   IDOMSKIY           CA      94132         P          SF         1      Reduced     07.875    80.00   20010201
6041830768   YOUNG              CA      95060         P          SF         6      Standard    08.125    51.50   20010201
6043454104   MACAPINLAC         CA      94014         P          SF         1      Standard    08.250    75.00   20010201
6043823423   CONNER             CA      92037         S          CO         1      Standard    07.875    75.00   20010101
6044790480   SMITH              FL      32579         P          PD         8      Standard    08.000    66.80   20010101
6044841473   HANHAN             CA      94080         P          PD         1      Standard    07.875    46.50   20010201
6045075352   RHA                CA      94705         P          2F         1      Reduced     08.125    80.00   20010201
6046347859   PERRONE            NY      10307         P          2F         1      Standard    08.250    80.00   20010101
6047713067   BIRIOUKOV          NY      11235         P          2F         1      Reduced     08.625    90.00   20010101
6049936914   KRAUSE             MD      20817         P          SF         1      Standard    08.000    80.00   20010101
6052188924   BARRY              CA      93455         P          SF         8      Standard    08.250    58.20   20001201
6053123490   NGAN               CA      94587         P          SF         1      Reduced     07.875    73.20   20010101
6053354608   ST. DENNIS         CA      95223         S          SF         1      Reduced     08.250    70.00   20010101
6053414196   MORRIS             FL      34145         P          SF         1      Standard    08.125    75.40   20010101
6053422306   HOLLINGSHEAD       CA      95746         P          SF         1      Reduced     08.125    80.00   20010101
6053982416   FRANK              CA      95209         P          PD         1      Standard    08.250    95.00   20010101
6054292807   REDDINGER          CA      94010         P          SF         1      Standard    07.625    80.00   20010101
6055726589   LAZAR              FL      34102         S          CH         1      Standard    08.000    75.00   20010201
6056349167   MC CALL            CA      92130         P          SF         1      Reduced     07.875    80.00   20010101
6057746023   SUBRAMANIAM        CA      95136         P          SF         1      Reduced     08.125    80.00   20010101
6058634178   DULONG PRUDENTE    MD      21153         P          SF         1      Reduced     08.250    80.00   20010101
6059319647   TELFER             CA      94107         P          CO         1      Standard    07.625    76.60   20010101
6061833791   KOBAYASHI          CA      92660         P          PD         1      Standard    08.500    80.00   20010101
6063002189   WHITEHEAD          CT      06457         P          SF         1      Reduced     08.250    80.00   20010201
6063298019   TURNER             VA      22030         P          SF         1      Standard    08.000    90.00   20010101
6063559634   MORA               CA      94303         P          SF         1      Standard    08.250    95.00   20010101
6064690511   STACY              CA      92869         P          PD         1      Reduced     08.250    58.90   20010101
6065009208   SMITH              VA      20176         P          PD         1      Reduced     07.750    71.90   20010101
6066509727   HIATT              IL      60558         P          SF         1      Reduced     08.250    80.00   20010101
6066826501   PEARL              NV      89509         P          SF         1      Reduced     08.125    63.60   20010101
6067793437   STOVER             TN      38563         P          SF         8      Standard    08.125    79.80   20010101
6069068663   GOSALBEZ           FL      33146         P          SF         1      Standard    08.000    69.40   20010101
6069890835   JARMOSZUK          FL      33924         S          PD         1      Standard    08.250    80.00   20010101
6070335853   GEE                CA      94404         P          SF         1      Reduced     07.875    50.60   20010101
6070636177   LACZ               MD      20815         P          SF         1      Standard    08.000    80.00   20010201
6071158031   LOMBARDY           FL      33149         S          CH         8      Standard    08.250    50.10   20010101
6072016709   PODESTA            CA      94301         P          3F         6      Standard    08.375    30.60   20010201
6072817577   PAUL               CA      95476         P          SF         1      Reduced     08.250    80.00   20010101
6074411817   LONG               FL      33782         P          PD         1      Standard    08.125    80.00   20010201
6080618942   SINGH              CA      94568         P          PD         1      Standard    07.875    80.00   20010101
6080939165   CHENG              CA      94080         P          PD         1      Standard    08.125    80.00   20010201
6080991018   WINDOM             GA      30342         P          SF         1      Standard    08.000    80.00   20010201
6082076149   JAGODA-ADORNETT    MD      20855         P          SF         1      Reduced     07.750    80.00   20010101
6083210945   STEINBARTH         CA      95936         P          SF         1      Standard    08.250    80.00   20010101
6083254786   ZARITSKY           CA      94583         P          PA         1      Standard    08.250    80.00   20010101
6085518386   CARLIN             CA      95728         S          SF         1      Reduced     08.375    80.00   20010101
6086646038   LAZAR              CA      94115         P          SF         1      Reduced     08.250    56.10   20010201
6087328909   POULIOT            FL      33308         P          CH         8      Standard    08.250    35.60   20010101
6088626632   WELLENIUS          MA      02138         P          CO         1      Standard    08.500    79.90   20010101
6089301326   CLEMENTS           VA      20148         P          PD         1      Reduced     07.875    80.00   20010101
6089357922   ROLLINS            CA      94536         P          SF         6      Standard    08.000    73.70   20010101
6091331311   OLSZEWSKI          CA      94005         P          CO         1      Reduced     08.250    80.00   20010101
6091345279   DOLAN              IL      60093         P          SF         8      Standard    08.250    47.60   20010101
6091424744   MCKENZIE           CA      92602         P          PD         1      Standard    08.250    80.00   20010201
6092319612   KHOSHNEVISAN       CA      94070         P          SF         1      Standard    08.250    80.00   20010201
6092506945   LUTZ               CA      95404         P          PD         1      Standard    07.875    55.70   20010101
6092694758   RUANE              CA      94066         I          2F         1      Standard    08.125    55.20   20010101
6092996799   CIARDULLO          IL      60563         P          SF         1      Standard    08.375    79.70   20010101
6094585400   WESTPHAL           CA      92660         P          SF         8      Standard    08.375    50.70   20010101
6094708143   MELINO             TX      75093         P          PD         8      Reduced     08.250    85.00   20010101
6095154172   CONE               CA      92253         P          PD         1      Standard    08.250    78.90   20010101
6095539042   LESSER             CA      94030         P          SF         6      Standard    08.500    70.00   20010201
6095813934   COLEMAN, IV        SC      29464         P          SF         1      Reduced     07.875    80.00   20010201
6095980550   WASHBURN           VA      22312         P          PA         1      Reduced     07.875    80.00   20010101
6096735052   BADENOCH           CA      90277         P          SF         1      Standard    08.000    80.00   20010101
6097538836   CUTTEN, JR.        CA      90277         P          CH         1      Reduced     08.125    80.00   20010101
6098693523   SCHMIDT            WA      98010         P          PD         1      Reduced     07.875    80.00   20010201
6098978742   FUNG               CA      94555         P          PD         1      Reduced     08.000    86.00   20010201
6099275841   ISRAEL             CA      94960         P          SF         6      Standard    08.125    68.90   20010201
6099483551   METCALF            IL      60614         P          CO         1      Standard    08.875    90.00   20000801
6099487701   WATSON             VA      22947         P          PD         1      Reduced     08.000    80.00   20010201
6099944032   MCNULTY            FL      33629         P          SF         1      Standard    08.250    90.00   20010201
6099990266   WIGGINS            GA      30329         P          SF         1      Reduced     08.000    80.00   20010101
6101547476   WHITE              CA      95006         P          SF         6      Reduced     07.875    69.50   20010201
6101609003   HAGANS             DC      20012         P          SF         1      Reduced     07.750    80.00   20010101
6103462492   MELWANI            CA      90064         S          SF         8      No Ratio    08.250    62.90   20010101
6103530678   MORSE              CA      94005         P          SF         1      Standard    07.875    80.00   20010101
6104001356   REDMOND            CA      95037         P          SF         6      Standard    08.000    70.00   20010101
6104083008   PRIDE              CA      95020         P          SF         1      Standard    07.875    77.60   20010201
6108308807   MELROD             MD      20816         P          SF         1      Reduced     08.125    80.00   20010101
6109812310   CATON III          CA      92629         S          SF         8      Standard    08.375    60.60   20010101
6111135122   EDMUNDS            CA      94566         P          SF         8      Standard    08.250    65.70   20010101
6111880453   KOHNEN             FL      34145         S          CH         1      Reduced     08.250    80.00   20010101
6113906397   FACTORA            CA      95132         P          SF         6      Reduced     08.250    69.30   20010201
6113933425   JAWORSKI           GA      30319         P          PD         1      Standard    08.000    80.00   20010101
6114888297   O'CONNELL          CA      92831         P          SF         1      Standard    08.250    80.00   20010101
6116463438   ARCHIBALD          NV      89145         P          PD         1      Reduced     08.250    80.00   20010101
6117012150   LUKE               GA      30327         P          SF         8      Standard    08.125    50.30   20010101
6117860780   HATCHER            IL      60564         P          PD         1      Standard    07.625    79.60   20010201
6118845749   OMENACA            FL      33138         P          SF         1      Standard    07.875    80.00   20010201
6119047691   MILLER             VA      22102         P          SF         8      Standard    07.500    80.00   20010101
6122668129   ENSIGN             CA      92625         P          SF         8      Standard    07.750    27.20   20010101
6122861484   MISCHNICK          TX      78750         P          PD         1      Standard    07.875    76.60   20010201
6123042902   FERNANDEZ          WY      83001         S          PD         1      Standard    07.875    90.00   20010201
6123086560   WALKER             DC      20016         P          SF         6      Standard    08.250    45.70   20010101
6123324896   RODRIGUEZ          CA      90240         P          SF         1      Standard    08.250    80.00   20010101
6123581677   CARNEMARK          MD      20818         P          SF         1      Reduced     07.875    80.00   20010101
6124258689   DALY               CA      94928         P          SF         6      Standard    07.875    75.00   20010101
6126800231   JACOBS             CA      94945         I          SF         1      Standard    08.250    60.50   20010101
6129157449   HARPER II          WA      98004         P          SF         1      Reduced     07.875    79.20   20010101
6129916687   PAMIDIMUKKALA      CA      94043         P          CO         1      Standard    08.250    80.00   20010201
6132042265   RODRIGUEZ          CA      95139         I          SF         1      Standard    08.375    75.00   20010201
6132901783   GUGGENHEIM         DC      20008         P          CH         1      Standard    08.000    80.00   20010101
6133195104   STROMBERG          CA      95616         P          SF         1      Reduced     07.875    80.00   20010101
6134561809   LAWSON JR.         CA      92657         P          PD         1      Standard    07.750    65.00   20010201
6134604708   STANLEY            DC      20009         P          CO         1      Reduced     08.250    80.00   20010101
6135064241   MILLER             CA      96094         P          SF         6      Standard    08.375    57.70   20010101
6135175831   TSE                CA      94010         P          SF         1      Standard    08.000    80.00   20010201
6135205018   GUASCH             CA      95624         P          SF         1      Standard    08.000    80.00   20010101
6135272281   SAWYER             CA      90035         P          SF         1      Reduced     08.000    72.00   20010101
6135292438   YOUNCE             CA      94506         P          PD         1      Reduced     07.875    80.00   20010201
6138160392   SOLOMON            CA      93940         P          SF         6      Standard    08.250    68.40   20010101
6138680928   SANTOS             CA      94591         P          SF         6      Standard    08.375    72.70   20010101
6139532490   MCCHESNEY          CA      94024         P          SF         6      Standard    08.250    39.50   20010101
6140364107   CLEARY             CA      94555         P          PA         1      Reduced     08.250    80.00   20010201
6141823143   GARRISON           CA      94025         S          CO         1      Reduced     08.250    44.80   20010101
6144176085   MASSE              CA      95129         P          SF         1      Reduced     08.250    34.50   20010101
6146793879   WILLIAMS           NC      28714         S          PD         8      Standard    07.750    69.80   20010201
6146912115   RODRIGUEZ          CA      95020         P          SF         6      Reduced     08.000    61.70   20010101
6147677931   LANGTRY            CA      94086         P          SF         6      Standard    08.375    69.60   20010101
6150364682   SIDDIQUI           CA      91344         P          SF         1      Reduced     08.000    78.20   20010201
6150639984   WOODS              CA      95608         P          SF         1      Standard    08.250    80.00   20010101
6151121149   SCALISE            CA      91364         P          SF         1      Standard    08.375    74.10   20010201
6153655003   TORRES             MA      02476         P          SF         1      Reduced     08.500    80.00   20010101
6154147604   SPRIGGS            MN      56573         S          SF         1      Reduced     08.125    68.70   20010101
6156402197   LEE                WA      98026         P          SF         1      Standard    08.000    79.60   20010201
6158669017   BOUTELLE           CA      94618         P          SF         1      Standard    07.875    75.00   20010101
6159104725   CHRISTENSEN        CA      94112         P          SF         6      Standard    08.750    70.00   20010201
6160111008   GRIFFIN            CA      91103         P          SF         8      Standard    08.250    72.40   20010201
6160287162   VECCHIOLA          CA      94925         P          SF         6      Standard    07.750    43.50   20010101
6160947153   SAUNDERS           CA      94952         P          SF         8      Reduced     08.000    79.00   20010101
6165096683   CAMPBELL           CA      94954         P          SF         6      Reduced     08.125    53.80   20010101
6170640566   OBRECHT            CA      94116         P          SF         1      Standard    07.875    73.60   20010101
6172225002   BROGDON            GA      30338         P          SF         1      Reduced     07.875    70.00   20010201
6172462456   GALIS              NV      89135         P          PD         1      Standard    08.250    70.00   20010101
6174356839   KING               CA      94110         P          CO         1      Standard    08.375    75.00   20001101
6175376737   HOLTON             CA      92802         P          SF         1      Reduced     08.000    80.00   20010101
6176385117   SALLIMAN           FL      33062         S          SF         1      Standard    08.125    75.80   20010101
6177158117   KLOK               SC      29466         P          PD         1      Reduced     07.750    80.00   20010201
6177565659   COSTENBADER        CA      94954         P          SF         6      Reduced     07.875    60.00   20010101
6177767057   JIMENEZ            CA      94558         P          SF         6      Reduced     08.000    69.00   20010101
6178074800   ZIOCK              CA      94611         P          SF         1      Reduced     08.125    80.00   20010201
6178490402   MILLER             CA      95060         P          SF         6      Reduced     08.375    50.00   20010202
6178918501   SCOTT              CA      94110         P          CO         1      Reduced     08.125    80.00   20010101
6179240061   HARDISON JR.       FL      34134         I          PD         1      Standard    08.750    37.20   20010101
6180513894   SMITH, JR.         CA      92692         P          PD         1      Reduced     07.875    80.00   20010101
6181547032   PETERSON           CA      92210         S          PD         1      Reduced     07.875    64.50   20010101
6182554953   FORD               CA      95472         P          SF         8      Standard    08.000    77.50   20010101
6182614385   ROFF               CA      92673         P          PD         1      Standard    08.000    67.80   20010101
6183603494   PETERSON JR.       GA      30127         P          PD         1      Standard    08.250    80.00   20010201
6184917737   PAUL               CA      94529         P          SF         1      Reduced     07.750    80.00   20010201
6184995782   ATHEY III          CA      94568         P          SF         6      Reduced     07.875    73.60   20010101
6186627656   TRAVERS            MO      63119         P          SF         1      Reduced     08.125    76.40   20010101
6191826095   JONES              VA      22192         P          PD         1      Standard    07.750    90.00   20010101
6191906905   SILBERMAN          CA      94708         P          SF         1      Reduced     08.000    80.00   20010201
6192603030   O'DONNELL          CA      92660         P          PD         8      Standard    08.125    63.20   20010201
6193154090   TAYLOR             SC      29334         P          PD         8      Reduced     07.875    75.60   20010101
6195350779   GOLDSTEIN          CA      90024         P          SF         8      Standard    08.125    45.70   20010101
6196176256   MCINTYRE           CA      90049         P          SF         6      Standard    08.125    41.00   20010101
6196182312   MCNAIR JR.         SC      29926         P          PD         8      Standard    07.875    19.60   20010201
6196352857   ROSTAMABADI        CA      94040         P          SF         1      Standard    08.375    80.00   20010101
6198407592   MCDERMOTT, JR.     AZ      85253         P          SF         1      Reduced     08.125    80.00   20010201
6199091429   BHAT               CA      94536         P          SF         1      Reduced     08.125    80.00   20010101
6199448330   BIRD               CA      92054         P          SF         1      Standard    08.000    80.00   20010201
6201666556   BOLEY              CA      94002         P          CO         1      Standard    08.375    80.00   20010101
6202610926   GAITO              CA      94903         P          SF         6      Standard    08.125    75.00   20010101
6203129652   DEHMER             CA      92705         P          SF         1      Reduced     08.000    80.00   20010201
6204353236   GEORGE             FL      32967         P          PD         1      Standard    08.375    79.10   20010101
6204818956   DOUGLAS            CA      95404         P          SF         6      Standard    08.250    72.60   20010101
6206549773   GEIGER             CA      94065         P          CO         1      Standard    08.125    78.80   20010101
6207119832   ESPINOZA           CA      95076         P          PD         1      Reduced     08.375    84.60   20010101
6208535564   WRAY               CA      94403         P          PA         1      Reduced     08.125    42.90   20010201
6210601834   PEUSE              CA      94061         I          3F         1      Standard    08.500    54.90   20010101
6211391971   KERBER             GA      30080         P          SF         1      Reduced     07.875    80.00   20010101
6214481332   HEDBERG            NC      27927         S          PD         1      Standard    08.000    80.00   20010101
6215197937   WASH               CA      95124         P          SF         1      Reduced     08.375    80.00   20010101
6215580181   HOWARTH            MA      01938         P          SF         1      Reduced     07.875    74.70   20010201
6215675593   SCHNEIDER          CA      92649         P          PD         1      Standard    07.875    80.00   20010201
6215860666   ZABLOUDIL          IL      60625         P          SF         8      Reduced     08.375    79.90   20010201
6216261906   OLSON              MD      21601         P          PD         1      Reduced     08.250    80.00   20010101
6216493194   RAMONA             CA      95120         P          SF         6      Standard    08.250    10.10   20010101
6217009775   ESPINOSA JR.       CA      95023         P          SF         1      Reduced     07.875    77.80   20010201
6220733072   ELDER              FL      34786         P          PD         1      Standard    08.125    72.40   20010101
6220738824   JACKSON III        FL      33813         P          PD         1      Reduced     07.875    80.00   20010101
6223589208   BARSA              CA      91301         P          PD         1      Reduced     08.000    80.00   20010101
6223970853   ANTELL             CA      90503         P          SF         8      Reduced     08.250    78.50   20010101
6224405305   JOHNSON            FL      33572         P          SF         8      Reduced     08.125    46.60   20010101
6225083069   CLARK              CA      94566         P          PD         1      Standard    08.250    60.40   20010201
6225221339   SONG               MD      20854         P          SF         1      Standard    08.125    80.00   20010101
6225398335   BROGAN             OR      97034         P          SF         1      Standard    07.750    80.00   20010101
6225481107   ZIEMBA             CA      92618         P          PD         1      Reduced     08.250    75.00   20010101
6225880985   CHAKRAVORTY        CA      94587         P          CO         1      Reduced     08.000    80.00   20010101
6228090442   LUCAS              CA      94404         P          PA         1      Standard    07.500    80.00   20010101
6229385601   DUBE               CA      95124         P          SF         1      Reduced     07.875    80.00   20010201
6230635093   GANSKY             CA      94970         S          SF         1      Standard    08.125    52.90   20001201
6230746700   NORDSTROM          CA      92024         P          PD         1      Reduced     07.750    80.00   20010201
6232127958   RASINSKI, JR. M    AZ      85048         P          PD         1      Reduced     08.500    80.00   20010101
6232505203   MUDDASANI          MO      63005         P          SF         1      Reduced     08.250    51.80   20010101
6232925591   CLINTON JR.        CA      95035         P          SF         1      Reduced     08.000    80.00   20010201
6233351672   KLANN              CA      92694         P          PD         1      Standard    07.875    80.00   20010201
6233403697   ZIMMER             CA      92024         P          PD         1      Reduced     08.000    80.00   20010201
6234071683   JUDD               CA      95032         P          PA         6      Reduced     08.250    36.70   20010101
6236223548   NAJMABADI          NV      89134         P          PD         1      Standard    08.375    80.00   20010201
6237624074   FRISHMAN           CA      95959         P          SF         6      Standard    08.000    75.00   20010101
6237663676   PABLO              CA      93906         P          SF         1      Standard    08.250    80.00   20010101
6238533316   DINH               VA      22039         P          PD         1      Standard    07.875    80.00   20010201
6238850801   CASKEY             CA      92648         P          PD         1      Standard    07.875    38.70   20010101
6238882663   MAIZE              CA      92869         P          SF         8      Standard    07.875    64.40   20010201
6241004107   GOBLE              TX      75022         P          PD         1      Reduced     08.125    80.00   20010201
6242170659   KEEFE              MO      63112         P          PD         8      Reduced     08.250    62.40   20010101
6242672837   KELLY              CA      94949         P          SF         1      Reduced     08.125    80.00   20010101
6245173569   HUGHES             CA      92649         P          SF         8      No Ratio    08.250    53.20   20010101
6245292179   MAYUR              CA      93907         P          PD         1      Reduced     08.250    80.00   20010101
6246410895   GARLAND            CA      95020         P          SF         1      Reduced     08.125    59.80   20010201
6246852575   COLEMAN            CA      95356         P          SF         1      Standard    07.875    80.00   20010101
6248977180   MORRIS             CA      91750         P          PD         1      Reduced     08.375    80.00   20010101
6249380871   IRLBECK            CA      94602         P          SF         1      Standard    08.250    80.00   20010101
6250814909   RAWL               SC      29205         P          SF         8      Standard    08.250    79.20   20010101
6251377369   LINK               CA      94611         P          SF         1      Reduced     08.000    67.20   20010201
6251519358   CANTELLI           MA      02116         P          CO         1      Standard    08.000    74.60   20010101
6252054603   COHEN              VA      22101         P          SF         8      No Ratio    08.000    62.80   20010101
6258730792   BALASUBRAMANIAN    CA      95117         P          CO         1      Standard    08.125    80.00   20010201
6259556501   POPE               GA      30305         P          SF         1      Standard    08.000    70.00   20010101
6259910872   LANKARANI          CA      90275         P          SF         8      Standard    08.125    80.00   20010101
6259978903   LO                 CA      94107         S          CH         1      Standard    08.625    75.00   20010201
6260014706   ASHENDOUEK         CA      90212         P          2F         1      Reduced     08.000    66.50   20010201
6260746349   KONECNY-COSTA      CA      95126         P          SF         1      Standard    07.875    46.40   20010101
6264364073   COBELO             NM      87571         P          SF         1      Standard    08.500    66.70   20010101
6264921328   PASCARELLA         NC      27615         P          SF         1      Standard    08.000    80.00   20010101
6265607371   GRIECO             CA      94402         P          SF         8      Reduced     08.000    47.90   20010201
6267391727   MCKERNAN           CA      92672         P          SF         1      Standard    07.750    80.00   20010101
6269337520   WILLSON            CA      96150         S          SF         1      Reduced     08.250    75.00   20010101
6269549249   JOHNSON            CA      94550         P          SF         1      Reduced     08.000    80.00   20010101
6271506203   WILEY              CA      94117         P          4F         1      Standard    08.375    75.00   20010201
6273507936   CHAN               CA      91011         P          SF         8      Reduced     08.875    57.20   20010101
6275233267   ANDERSON           DC      20037         P          CH         1      Reduced     08.375    61.00   20010101
6276646160   SERPA              CA      92009         P          PD         1      Standard    08.625    94.50   20001101
6278102519   NAILA              CA      91214         P          SF         1      Reduced     08.000    90.00   20010201
6280886968   DETRICK            CA      95076         P          PD         1      Reduced     08.000    80.00   20010201
6281292596   LU                 CA      95124         P          SF         1      Reduced     08.000    80.00   20010101
6281428885   CHAL               CA      94579         P          PA         1      Standard    08.125    80.00   20010101
6283143490   BOND               CA      95377         I          SF         1      Standard    08.625    80.00   20010101
6285386832   BALLIN             CA      95128         P          SF         1      Standard    08.375    70.00   20010101
6286798126   CASSEDY JR         FL      32095         P          PD         8      Standard    08.250    69.20   20010101
6286975526   LOBANENKOV         MD      20850         P          PA         1      Standard    08.000    80.00   20010101
6289490614   KAKKURI            FL      34119         P          PD         8      Reduced     08.500    80.00   20010101
6292767263   CASTANEDA          CA      94514         P          SF         1      Standard    08.125    76.00   20010101
6292878276   MELWANI            CA      92606         P          PD         8      No Ratio    08.250    43.10   20010101
6293749252   WAHE               FL      34102         P          SF         1      Reduced     08.125    80.00   20010101
6294111882   SCOTT JR.          NC      28210         P          SF         6      Standard    08.125    50.60   20010201
6295090739   PIMENTEL JR.       GA      30345         P          PD         1      Reduced     07.875    55.90   20010201
6296216184   GANS               NC      28804         P          SF         6      Reduced     08.500    63.30   20010101
6297284595   GORMLY             CA      92660         P          PD         8      Standard    08.125    59.00   20010201
6297937689   COLLINS            NC      28539         P          SF         6      Standard    08.500    68.60   20010201
6298377687   REISCH             CA      90069         P          CO         1      Reduced     07.875    80.00   20010201
6299084241   BOHLIG             NH      03053         P          SF         1      Standard    08.750    80.00   20010201
6300620512   PUTNAM             CA      94577         P          SF         1      Reduced     07.875    80.00   20010101
6300764104   SONDERLING         CA      91214         P          SF         1      Reduced     07.875    75.00   20010201
6302517013   PLUNKETT           CA      94085         P          SF         1      Standard    08.375    80.00   20010201
6303810433   YANG               CA      95054         P          SF         1      Reduced     08.000    80.00   20010101
6304200360   SHORTRIDGE         GA      30305         P          SF         8      Reduced     08.125    65.20   20010101
6304583971   PARIKH             CA      94065         P          PD         1      Reduced     08.000    78.30   20010101
6305657485   UPTON SR.          CA      90048         P          SF         1      Reduced     08.250    80.00   20010201
6306571768   PORTER             FL      32225         P          PD         1      Reduced     08.375    80.00   20010101
6307098381   LLOYD              CA      94061         P          SF         1      Standard    08.000    80.00   20010101
6307142148   CULLEN             CA      92562         P          PD         1      Reduced     08.250    80.00   20010201
6307479052   WADE               TX      75229         P          SF         6      Standard    07.750    70.00   20010101
6307695152   SAYID              CA      91941         P          SF         1      Reduced     08.125    80.00   20010101
6307897402   WESENER            CA      94536         P          SF         1      Reduced     08.250    55.60   20010101
6308421038   SMITH              CA      90292         P          SF         1      Standard    08.500    80.00   20010101
6310418865   JUNCK              FL      32712         P          PD         1      Reduced     08.250    80.00   20010101
6311432550   BOCK               CA      91351         P          SF         1      Reduced     08.000    69.40   20010201
6312428375   VOIGHT             CA      95613         P          SF         1      Standard    08.250    80.00   20010101
6312438291   REINHARD           FL      34990         P          PD         1      Reduced     08.250    80.00   20010101
6313027648   BHARGAVA           CA      92602         P          PD         6      Reduced     08.500    69.30   20010101
6313216464   MEDRANO            CA      94542         P          PD         1      Standard    08.250    80.00   20010201
6313538321   BENNIE             FL      34994         P          SF         1      Standard    08.000    80.00   20010201
6314343101   CLARE              VA      22309         P          PD         1      Standard    08.125    80.00   20010101
6315278231   WALTON             CA      92649         P          SF         8      No Ratio    08.375    67.80   20010201
6316461489   SMITH              TX      77382         P          PD         6      Standard    08.000    67.40   20010101
6316936225   CROSS              PA      18104         P          SF         6      Standard    08.125    65.90   20010101
6317529540   HANKS              FL      33613         P          PD         1      Standard    08.125    80.00   20010201
6317747175   VASQUEZ            NY      11312         P          2F         1      Standard    08.875    89.90   20010201
6319000391   KNOWLTON           SC      29206         P          SF         1      Reduced     08.125    80.00   20010101
6319654270   GUNDLACH, JR.      CA      95821         P          SF         1      Reduced     07.875    45.50   20010101
6324854162   KELLY              MA      02420         P          SF         1      Standard    08.500    90.00   20010101
6325919725   MARTIN             AZ      85251         P          PA         1      Standard    08.250    90.00   20010101
6326026017   ANDERSON           VA      22202         P          SF         1      Standard    08.250    80.00   20010101
6327615727   WEINGARTEN         NY      11204         P          SF         1      Standard    08.625    89.70   20010101
6328348146   DORFMAN            MD      20814         P          SF         1      Reduced     08.000    80.00   20010101
6328820235   CHASE              TX      75230         P          SF         1      Standard    08.125    70.00   20010101
6329301912   MONGIELLO          CA      94070         P          SF         1      Reduced     08.000    56.50   20010201
6330717890   VILLEGAS           CA      94002         P          SF         1      Standard    07.750    76.20   20010201
6332559159   LE                 CA      95121         P          SF         1      Reduced     08.250    80.00   20010201
6334304372   SAMOLS             CA      94965         P          CO         1      Standard    07.750    46.80   20010101
6335707995   FLETCHER           CA      94062         P          SF         1      Standard    08.250    47.10   20010101
6338735308   GREEN              CA      94019         P          PA         1      Reduced     08.125    80.00   20010101
6338771949   BOSSART            CO      81621         P          PD         1      Reduced     08.125    80.00   20010201
6338832196   BURNS              CA      95046         P          SF         6      Standard    08.250    50.00   20010201
6339192624   DEBOW              CA      94559         P          SF         8      Reduced     08.375    80.00   20010201
6339555044   OPORTA, SR         CA      95127         P          SF         6      Standard    08.000    50.00   20010101
6339801059   HU                 CA      93117         P          SF         1      Standard    07.875    80.00   20010201
6342364228   MILLER             CA      95060         P          SF         1      Reduced     08.125    80.00   20010202
6342427041   LIBLING            AZ      85253         P          SF         1      Reduced     08.125    65.00   20010101
6343113251   BODENHAMER         KS      66224         P          PD         1      Standard    08.125    75.00   20010201
6343214117   CRAIG              CA      95616         P          SF         6      Reduced     08.000    75.00   20010101
6344333536   GLASSER            CO      80303         P          SF         6      Reduced     08.000    64.10   20010201
6345262874   GWINNUP            SC      29466         P          PD         1      Standard    07.875    80.00   20010201
6347056779   HOSKINSON          VA      20171         P          PD         1      Reduced     08.125    69.10   20010101
6348096360   MENSH              VA      22302         P          SF         1      Reduced     08.125    80.00   20010101
6349418506   VIEGAS             CA      95125         P          SF         1      Reduced     08.000    80.00   20010201
6350755986   LEYVA              CA      91915         P          PD         1      Standard    08.375    78.50   20010101
6352302308   ALDERS             CA      94501         P          SF         8      Reduced     07.875    78.50   20010101
6354652866   ACOSTA             CA      94134         P          SF         1      Standard    08.000    80.00   20010101
6355519775   QUINONES           CA      95037         P          SF         1      Standard    08.000    59.30   20010101
6356043296   RICKSON            CA      94403         P          SF         1      Reduced     07.875    80.00   20010101
6357171062   PANETTA            CA      95051         I          SF         1      Standard    08.250    61.10   20010101
6357213971   BERMAN             CA      90272         P          SF         1      Reduced     08.000    80.00   20010101
6358245709   REED               FL      33064         P          SF         1      Standard    08.375    54.90   20010201
6359367775   REDLICH            NJ      08904         P          SF         6      Standard    07.750    70.00   20010201
6359459044   LORENZO            VA      23452         P          SF         8      Standard    08.375    77.30   20010101
6360567504   MC MENAMIN         CA      94941         P          CO         1      Standard    08.000    80.00   20010101
6361225847   HART,II            CA      90266         P          2F         6      Standard    07.750    74.10   20010101
6361237727   DOYLE              CA      94043         P          TH         1      Standard    07.875    60.20   20010101
6361891655   POPMA              DC      20002         P          TH         1      Reduced     08.000    80.00   20010101
6362316082   GALLAGHER          AZ      85374         P          PD         1      Reduced     08.000    78.00   20010101
6362545342   CARROLL            CA      91914         P          PD         1      Reduced     08.000    80.00   20010201
6363742815   GEBREMEDHIN        CA      94134         P          SF         1      Standard    08.250    90.00   20010101
6364431160   HAMEED             CA      90503         P          SF         1      Standard    07.875    80.00   20010101
6365634150   TIZNADO            CA      90623         P          SF         1      Reduced     08.250    80.00   20010201
6366319652   OUTLAW             IL      60302         P          SF         1      Reduced     08.125    80.00   20010201
6368573553   HUNT               AZ      85718         S          PD         1      Standard    08.125    53.00   20010201
6368775737   YATES-JARRETT      CA      91367         P          SF         1      Reduced     08.250    72.30   20010201
6369177420   LEWIS              CA      92399         P          PD         1      Reduced     08.000    80.00   20010101
6369405888   REISERT            FL      33308         P          CO         6      Standard    08.125    75.00   20010201
6369414179   ZIELINSKI          CA      93428         I          SF         1      Standard    08.500    75.00   20010101
6369758187   ARELLANO           NC      28105         P          PD         1      Standard    08.000    80.00   20010201
6370817923   CONTINERE          NJ      08734         P          SF         6      Standard    07.875    75.00   20010101
6372703998   EICHENBAUM         CA      95020         S          SF         1      Reduced     08.375    75.00   20010101
6373064382   DELGADO            CA      95111         P          SF         1      Standard    08.250    80.00   20010101
6375759906   SWITSER            TX      75093         P          PD         1      Reduced     07.875    80.00   20010201
6376437692   YASSKIN            CA      92648         P          PD         1      Reduced     07.875    75.30   20010101
6376568280   DUTLINGER          GA      30022         P          PD         8      Standard    08.000    79.20   20010201
6377718173   TAYLOR             CA      95076         P          SF         1      Standard    08.000    80.00   20010201
6379194043   CARTER             NC      27927         S          PD         1      Reduced     07.875    80.00   20010201
6379319079   STRONG             CA      90405         P          CO         1      Reduced     07.875    80.00   20010101
6379478073   TYO                CA      93442         I          SF         1      Reduced     08.250    74.50   20010101
6381062550   WARDLAW            DC      20001         P          SF         1      Standard    08.000    80.00   20010201
6381543518   HOLZ               WA      98221         P          SF         1      Standard    08.500    80.00   20010201
6381630513   ROBLES             CA      91381         P          PD         1      Standard    08.125    77.40   20010201
6383417976   WAHL               CA      95123         P          SF         1      Standard    08.250    80.00   20010101
6386022104   DALETH, JR.        CA      92270         P          PD         1      Reduced     08.000    80.00   20010101
6386766064   BROOKWELL          CA      90277         P          SF         1      Reduced     08.125    80.00   20010101
6388805035   GAMMON             CA      94110         P          SF         1      Reduced     07.750    63.70   20010201
6388881499   LORENSEN           FL      33064         P          SF         1      Standard    08.125    64.50   20010201
6389357754   NGUYEN             IL      60647         P          SF         1      Standard    08.625    80.00   20010201
6391897235   KELLY              NC      27927         S          SF         1      Reduced     08.125    80.00   20010101
6391951966   LONDERVILLE        CA      96150         S          SF         1      Reduced     08.375    80.00   20010101
6392388978   VENEZIALE          CA      94403         P          SF         1      Standard    08.375    60.50   20010101
6393820896   PRESTON            CA      94107         P          CO         1      Standard    08.250    80.00   20010201
6395056531   RYAN               CA      91321         P          SF         1      Standard    08.000    80.00   20010201
6396313543   LITTLE             MO      64109         P          SF         1      Reduced     08.125    75.30   20010201
6396493675   LEE, JR.           CA      91381         P          PD         1      Reduced     08.000    80.00   20010101
6399377545   COULTER-BURBACH    FL      32951         S          SF         1      Standard    08.125    78.40   20010101
6400438831   MOSER              CA      94114         P          SF         1      Reduced     08.250    80.00   20010101
6402874553   BRANNON            FL      33710         P          SF         1      Standard    08.000    80.00   20010201
6404156108   CHENG              CA      94526         P          SF         1      Reduced     08.750    78.90   20010101
6404207588   JAVAHERBIN         CA      91403         P          SF         1      Standard    07.875    70.00   20010201
6404250422   SHARMA             CA      95130         P          SF         1      Standard    08.375    80.00   20010101
6406545639   SPROLES            CA      90069         P          SF         6      Standard    08.250    52.60   20010101
6408002381   GUTIERREZ          FL      33029         P          PD         1      Standard    08.375    80.00   20010101
6408010491   BOWERSOX           CA      94109         P          CH         1      Standard    08.625    80.00   20010201
6411385013   KLAUSNER           NY      11803         P          SF         1      Standard    07.750    80.00   20010201
6412183102   SMITH              MD      20817         P          SF         8      Reduced     08.000    66.70   20010201
6413885960   WETLE              CA      95658         P          SF         6      Standard    08.000    75.00   20010101
6417183396   PRIMIS             MD      20817         P          SF         1      Reduced     08.250    80.00   20010201
6419699415   EILAND             CA      94610         P          PD         1      Reduced     07.750    44.40   20010101
6421217495   KRETCHMER          OR      97702         P          SF         1      Reduced     07.875    70.00   20010101
6421398964   SHEN               CA      94122         P          SF         1      Reduced     08.250    80.00   20010101
6421454460   PRESS              IL      60062         P          SF         1      Reduced     08.125    80.00   20010101
6421908325   BROWN              WA      98607         P          PD         1      Reduced     08.125    80.00   20010101
6422468048   TROTTER            NM      87501         P          PD         1      Reduced     07.875    61.40   20010201
6423703351   BOYCE              CA      94553         P          PD         1      Standard    08.000    80.00   20010101
6424126610   PRABHU             CA      95030         P          SF         1      Standard    08.125    48.60   20010101
6424181128   GOLD MARSHALL      CA      91604         P          SF         1      Reduced     08.250    80.00   20010101
6424956198   DELAROSA           WA      98177         P          SF         6      Standard    07.875    66.90   20010201
6425620611   HEATON             NC      27916         P          SF         6      Standard    08.125    80.00   20010101
6425694020   HERRERAS           CA      94602         P          SF         1      Standard    07.875    80.00   20010101
6426898745   HELLER             CA      94610         P          PD         1      Standard    08.250    80.00   20010101
6427554180   VARGHESE           NY      11354         P          3F         1      Standard    08.625    90.00   20010101
6428022732   BURROWS            MD      20854         P          SF         1      Reduced     07.750    78.70   20010101
6428322736   ELLINGTON          TX      79121         P          SF         1      Standard    07.875    74.30   20010201
6429668939   SALAZAR            CA      95122         P          SF         6      Standard    07.750    74.40   20010101
6429669994   SUMARDY            CA      94579         P          PD         1      Standard    08.125    80.00   20010101
6429967091   BODEPUDI           CA      94583         P          PD         1      Standard    08.125    80.00   20010101
6431271425   KANG               CA      91362         P          CO         1      Reduced     07.875    90.00   20010201
6433621163   MCQUILLAN          CA      94546         P          SF         1      Standard    08.125    80.00   20010201
6433829071   PADHYE             CA      95135         P          CO         1      Reduced     08.375    75.00   20010101
6434467665   CHELLY             TX      77005         P          SF         8      Standard    08.375    59.80   20010101
6435034191   NICHOLS            CA      92870         P          PD         6      Reduced     08.250    75.00   20010101
6436532771   TOWERS             CA      90278         P          CO         1      Reduced     07.875    80.00   20010201
6436587775   KUNKEL             CA      94709         P          CO         1      Reduced     08.125    80.00   20010201
6437211409   BULLARD            CA      94024         P          SF         1      Standard    08.000    80.00   20010101
6437329722   MATHAU             CA      94941         P          SF         8      Standard    07.875    33.20   20010101
6438385400   MITCHELL           CA      91607         P          SF         1      Reduced     08.375    90.00   20010201
6439652568   RAMIREZ M.D.       CA      92656         P          PD         1      Reduced     08.000    80.00   20010101
6440822903   ANJUM              NY      11003         P          SF         1      Reduced     07.875    90.00   20010201
6441274039   SON                CA      94583         P          SF         1      Reduced     08.000    80.00   20010101
6441433759   TASSEL             MA      01908         P          SF         1      Reduced     08.125    80.00   20010201
6442658164   TEMPLETON          FL      33067         P          PD         1      Reduced     08.375    79.80   20010201
6443281099   MANRAO             CA      95051         P          SF         1      Standard    08.375    65.90   20010101
6445542357   WHITE              CA      94605         P          SF         1      Reduced     08.250    69.80   20010101
6447700938   KERWIN             CA      94949         P          PA         1      Standard    08.250    80.00   20010101
6447959500   SHAW               MD      21403         P          SF         1      Standard    08.000    80.00   20010201
6448275302   SCHARTON           CA      90403         P          CO         1      Reduced     08.125    63.70   20010201
6449816013   CATES              CA      94501         P          2F         1      Standard    08.125    80.00   20010101
6450463416   PRITHVIRAJ         CA      95111         P          SF         8      Reduced     08.375    80.00   20010101
6450577512   KOLLAR             CA      92646         P          SF         1      Reduced     07.750    85.00   20010101
6452560805   LAZALDE            CA      95066         P          SF         1      Reduced     07.750    71.40   20010101
6453224641   MORELLI            CA      95125         P          SF         1      Standard    08.375    80.00   20010101
6453404284   RUZBASAN           CA      92657         P          PD         1      Standard    08.250    54.20   20010101
6457635107   CAMPBELL           CA      91941         P          SF         8      Standard    07.875    66.00   20010101
6457969498   ROMEO              CA      94705         P          SF         1      Reduced     08.250    80.00   20010101
6458183164   BLECHMAN           CA      95125         P          CO         1      Standard    07.875    73.10   20010101
6459428212   LOU                CA      94110         P          CO         1      Standard    07.875    75.00   20010101
6461540186   TEKSLER            CA      94025         P          SF         1      Standard    08.750    80.00   20010201
6462169167   KOHEN              FL      32176         P          SF         1      Reduced     08.125    62.50   20010101
6462859593   PERUSSE            CA      95476         P          SF         6      Reduced     08.250    74.10   20010101
6463150349   SEQUEIRA           CA      94588         P          PD         8      Standard    08.375    80.00   20010201
6463527231   ROSEBRAUGH         WA      98607         P          SF         1      Reduced     08.125    52.50   20010101
6465096292   PENNINGTON         SC      29680         P          PD         1      Standard    07.750    75.80   20010101
6467208895   PHILIPPAKIS        CA      94574         P          SF         1      Reduced     08.125    77.30   20010101
6468375487   MORSE              CA      90019         P          2F         1      Standard    08.500    80.00   20010101
6468650764   THOMAS             OR      97221         P          SF         1      Reduced     08.000    80.00   20010101
6469927831   WIELAND            CA      94923         S          PD         1      Reduced     08.250    80.00   20010101
6470655611   HEDRICK            CA      91423         P          SF         1      Standard    08.375    80.00   20010101
6472021978   RUSKEY             IL      61548         P          SF         8      Reduced     08.125    68.30   20010101
6473197934   SINGH              NY      11377         P          2F         1      Standard    08.375    80.00   20010201
6475982358   JALALI             CA      92677         P          PD         1      Reduced     08.125    70.00   20010101
6476530586   MOSER II           CA      95821         P          SF         1      Reduced     08.375    80.00   20010101
6477212879   SKAGGS             CA      94611         P          SF         1      Reduced     08.125    80.00   20010101
6479238450   SMITH              FL      34293         P          PD         6      Standard    07.875    63.80   20010101
6479522895   OHLSON             CA      95020         P          SF         1      Reduced     08.375    80.00   20010201
6480647772   FIRST              CA      90036         P          SF         1      Reduced     08.000    70.00   20010201
6481896915   ANGELIDES          CA      95123         P          SF         1      Standard    08.125    80.00   20010101
6482643191   COSTELLO           CA      95602         P          PD         1      Standard    08.250    80.00   20010101
6482720726   HOLLEY             FL      33803         P          SF         1      Standard    08.375    80.00   20010101
6483386907   LOW                CA      96161         S          PD         1      Reduced     08.250    80.00   20010101
6483399538   NALLIAH            CA      90041         P          SF         8      Standard    07.875    72.70   20010201
6483421670   POWELL             CA      93065         P          SF         1      Reduced     08.000    73.40   20010201
6485804477   SERRIN             VA      22201         P          SF         1      Reduced     08.250    80.00   20010201
6488857977   TSUTAOKA           CA      94607         P          CO         1      Reduced     08.250    80.00   20010101
6489014313   HELFERT            CA      94402         P          CO         6      Standard    08.250    64.10   20010201
6490199954   VITALE             CA      92037         P          SF         1      Standard    07.875    80.00   20010101
6490666416   GALLEGOS           CA      94583         P          PD         1      Standard    08.125    59.90   20010101
6490786222   DONDERO            NV      89135         P          PD         1      Reduced     08.000    80.00   20010201
6491469331   COURTNEY           CA      94949         P          PD         1      Reduced     08.000    80.00   20010101
6491980535   MCDERMOTT          CA      95032         P          CO         6      Standard    08.125    67.30   20010101
6493881707   TRAPANI            NC      27514         P          SF         8      Standard    07.875    80.00   20010101
6494386003   FLORES             CA      94080         P          SF         1      Reduced     08.000    80.00   20010101
6495543560   BRENNAN            CA      95023         P          SF         1      Standard    08.125    80.00   20010201
6497152576   SANJEEV            CA      94539         P          SF         1      Standard    08.250    79.30   20010201
6497162328   CHOW               CA      95116         P          2F         1      Standard    08.750    80.00   20010101
6497597283   KAY                DC      20009         P          TH         1      Reduced     08.000    80.00   20010201
6502228874   SYMONS             CA      95035         P          SF         6      Standard    08.375    75.00   20010101
6504155497   MASHY              CA      90274         P          SF         1      Standard    07.875    70.00   20010101
6504265379   FRIDLUND           CA      94112         P          SF         1      Reduced     08.250    80.00   20010101
6504505626   PORTILLO           CA      94303         P          SF         1      Standard    08.625    95.00   20010101
6505103843   JAMES              FL      33133         P          SF         1      Reduced     08.250    71.40   20010201
6505223088   LEMBERG            NY      11235         P          SF         1      Reduced     08.375    80.00   20010201
6506026100   PROVENZANO III     NH      03079         P          SF         1      Standard    08.125    80.00   20010101
6507412630   POLLAK             MD      21117         P          PD         1      Standard    08.250    77.30   20010101
6508619589   CASTRENCE          CA      95122         P          SF         1      Standard    07.875    92.00   20010201
6510214379   FORBES             CA      95062         S          SF         1      Reduced     08.000    40.50   20010101
6510503474   DUPRE              AL      35242         P          SF         1      Standard    08.000    90.00   20010201
6512553667   MURRAY             CA      90275         P          SF         1      Standard    07.875    80.00   20010101
6514878955   HUMPHRIES          SC      29615         P          PD         1      Standard    07.875    90.00   20010201
6515696489   BRUMBY             FL      33705         P          SF         1      Standard    08.250    80.00   20010201
6515808761   DEHN               WA      98006         P          PD         1      Standard    07.875    60.00   20010101
6518656563   ORTIZ              FL      33328         P          SF         1      Standard    08.750    80.00   20000801
6519746512   ZHOU               CA      92130         P          SF         1      Standard    07.875    79.80   20010201
6520090439   SCHIER             DC      20010         P          TH         1      Reduced     08.000    80.00   20010101
6521880127   KNIGHT             CA      92064         P          PD         1      Reduced     07.875    80.00   20010101
6522004503   CHAVEZ             CA      95121         P          SF         6      Standard    08.500    80.00   20010201
6525532062   CHARNS             FL      34145         S          CH         1      Standard    08.500    61.90   20010101
6525819535   BOUSHEY            CA      95123         P          SF         6      Reduced     07.875    65.20   20010201
6527494022   CHANDLER           CA      94549         P          SF         6      Reduced     08.125    70.00   20010101
6530095642   CASTLE             MO      63124         P          SF         1      Standard    08.250    61.30   20010101
6534454118   BRENNAN            CA      90025         P          CO         8      Standard    08.625    80.00   20010101
6535025008   CHIB               CA      95136         P          CO         8      Standard    08.250    80.00   20010101
6536483354   VARELA             CA      92708         P          SF         1      Standard    08.375    80.00   20010101
6536557744   DURAIRAJ           CA      94086         P          SF         8      Standard    08.500    68.40   20010101
6539325339   KING               CA      94506         P          PD         1      Reduced     08.750    75.40   20010101
6539604634   PING WU            CA      94122         P          SF         1      Standard    07.875    74.40   20010201
6540489868   GUBERNATOR         CA      92014         P          SF         1      Reduced     07.875    69.60   20010201
6543213257   TSENG              CA      94115         P          CO         1      Standard    08.000    80.00   20010101
6546583037   MANLEY             CO      81435         S          SF         8      Standard    08.375    53.50   20010101
6547336948   WARBURTON          CA      93906         P          SF         1      Reduced     07.875    80.00   20010201
6547617487   WOO                CA      94116         P          SF         1      Reduced     07.875    80.00   20010101
6548617072   THYKEN             CA      95603         P          SF         6      Standard    08.750    80.00   20010101
6550606641   BRANDIN            CA      95130         P          SF         1      Reduced     07.875    58.70   20010201
6551037267   COURTNEY           OR      97035         P          PD         1      Reduced     08.000    80.00   20010101
6552651710   GOINS              CA      92028         P          PD         8      No Ratio    07.625    52.00   20010101
6553781748   SPANGLER           TX      78411         P          SF         6      Standard    08.000    48.50   20010101
6555327722   GED                FL      34228         S          CO         1      Standard    08.125    70.00   20010101
6556459755   CAUGHRON           DC      20016         P          SF         8      Reduced     08.250    79.40   20010101
6556519541   AN                 CA      95070         P          SF         1      Standard    07.875    64.20   20010101
6557830830   LILLY              VA      20152         P          PD         1      Standard    07.875    80.00   20010101
6557837413   MCWETHY            CA      93953         S          PD         1      Reduced     08.125    71.00   20010201
6557996490   WEISS              CA      92612         P          PD         8      Standard    08.750    80.00   20010101
6558275613   JENSEN             CA      93901         P          SF         1      Reduced     08.000    80.00   20010101
6558488695   GIACCHINO          CA      94066         P          SF         1      Reduced     07.750    80.00   20010201
6558514524   CORNELL            VA      20176         P          PD         1      Standard    07.875    79.10   20010201
6558808736   RANSOME            CA      94556         P          PD         6      Reduced     07.750    61.40   20010201
6559289522   HOOSTON            CA      92625         P          CO         1      Standard    07.875    80.00   20010101
6560742261   NAYMAN             CA      94127         P          SF         1      Reduced     07.875    71.80   20010101
6561390862   ZUBERBUHLER        VA      22079         P          PD         1      Standard    07.875    65.50   20010201
6563771143   SINGH              CA      91326         P          PD         1      Reduced     07.750    66.00   20010201
6566077597   DALTON             CA      92677         P          CO         1      Standard    08.125    78.10   20010201
6567366999   SAUSTAD            TX      75225         P          SF         1      Standard    08.250    46.70   20010101
6567444564   FARRELL            CA      90210         P          SF         1      Reduced     08.125    78.40   20010101
6567753758   PEDRO              CA      94403         P          SF         6      Reduced     08.125    69.70   20010201
6567918765   MOORE              CA      94602         P          SF         1      Standard    07.875    80.00   20010101
6571269171   OBLITES            CA      94947         P          SF         1      Standard    07.875    80.00   20010101
6571663738   OWENS              TX      77586         P          PD         1      Standard    07.875    80.00   20001201
6571700787   BASHIR             CA      94536         P          PA         1      Standard    08.375    75.00   20010201
6572145248   BAIR               CA      94061         P          PD         8      No Ratio    08.000    54.60   20010101
6573913271   SPENCER            WY      83001         I          SF         1      Standard    09.375    38.80   20000901
6575536716   BAILEY             NC      27927         S          SF         8      Reduced     08.125    60.60   20010201
6577192179   ROSCOMARE ROAD     CA      90077         P          SF         1      Standard    08.000    51.30   20010101
6578803311   ARCIERI            NY      10603         P          2F         1      Standard    08.875    77.10   20010201
6578857549   RODRIGUEZ          CA      92108         P          CO         1      Standard    08.250    80.00   20010201
6580964648   TERLIZZI           NJ      07853         P          SF         1      Reduced     07.875    80.00   20010201
6582489479   BRADLEY            CA      95006         P          SF         6      Standard    08.000    73.20   20010101
6583435133   MANDARINO          CA      95066         P          SF         1      Reduced     08.250    42.40   20010101
6584917444   KIM                CA      94602         P          SF         1      Standard    07.750    76.00   20010101
6585630723   GOULD, III         WA      98249         S          SF         1      Standard    08.000    74.20   20010201
6586203793   BOYD               CA      94702         P          SF         1      Reduced     07.875    80.00   20010101
6586564806   KYONO              CA      95073         P          SF         1      Reduced     08.000    80.00   20010101
6587695252   DOYLE, JR.         CA      94010         P          SF         1      Reduced     07.750    54.40   20010101
6588238789   DESOUZA            CA      92626         P          PD         8      Reduced     08.250    73.50   20010101
6589175394   BREINER            CA      94515         P          SF         1      Standard    08.250    90.00   20010101
6591530347   EMMONS             CO      80477         P          SF         8      Reduced     08.000    76.50   20010101
6593501239   SMITH              CA      92672         P          SF         8      No Ratio    08.250    44.40   20010201
6594765189   MARCHEVSKY         CA      95661         P          SF         1      Reduced     08.000    67.70   20010201
6599060628   WEINSTIEN          NJ      08701         P          SF         6      Standard    08.625    75.00   20010101
6600898131   BELDEN             CA      94583         P          SF         1      Reduced     08.375    73.00   20010201
6601681692   BECKWITH           VA      22314         I          PA         1      Standard    08.125    53.30   20010101
6601995464   NARAYANSWAMI       CA      95123         P          PD         1      Reduced     07.875    80.00   20010101
6602127364   GUERRERO           CA      95678         P          PD         1      Reduced     08.375    75.00   20010101
6603825172   SANCHEZ            CA      95111         P          SF         6      Standard    08.125    80.00   20010101
6608740566   TRUITT             CO      80237         P          CH         1      Reduced     08.000    79.00   20010101
6608913007   BOYD               CO      80304         P          SF         1      Standard    08.250    80.00   20010101
6609197634   WOLOCATIUK         CO      80127         P          PD         1      Reduced     08.375    80.00   20010201
6609225070   SCHULTZ            DC      20010         P          TH         1      Standard    08.125    76.60   20010101
6609755605   OSAKI              CA      95051         P          SF         6      Standard    08.375    63.20   20010101
6610512227   MCGILLIVARY        CA      92653         P          PD         1      Standard    08.125    80.00   20010101
6610693365   MILLAR             FL      33316         P          SF         1      Reduced     07.875    80.00   20010201
6610899897   MATIYEVSKY         CA      93940         P          SF         1      Reduced     08.125    80.00   20010101
6611538031   FRITZINGER         CA      94609         P          SF         1      Reduced     07.875    80.00   20010101
6613126504   POLUS, II          TX      75070         P          PD         1      Reduced     07.750    80.00   20010201
6613613477   FRISELL            WA      98110         P          SF         1      Reduced     08.375    80.00   20010101
6614131370   SMITH              CA      92037         P          CO         1      Reduced     08.375    90.00   20010201
6615776736   STEPHENS           CA      94061         P          SF         1      Standard    08.250    69.40   20010201
6616426448   BENASSI            CA      95123         P          SF         1      Standard    08.375    75.00   20010101
6617460024   MORRIS             CA      94002         P          SF         1      Reduced     07.875    65.00   20010201
6618979691   SIROTNIK           CA      94530         P          SF         1      Standard    08.000    80.00   20010101
6619538413   THOMPSON           NC      28717         S          PD         1      Reduced     07.875    42.90   20010201
6619956417   KICIMAN            CA      92604         P          CO         1      Reduced     07.875    80.00   20010201
6620230117   DAVIS              CA      94954         P          SF         1      Standard    07.875    79.90   20010201
6621543690   BAIR               CA      91011         P          SF         8      Standard    08.000    58.00   20010101
6622088349   AVERY              CA      92210         P          PD         1      Reduced     07.875    69.80   20010101
6623459911   TOMA               IL      60018         P          SF         1      Reduced     08.000    80.00   20010201
6623543490   CARRIGAN           TN      37215         P          SF         1      Reduced     07.875    71.90   20010101
6624181506   FAN                CA      92630         P          PD         1      Standard    08.125    80.00   20010101
6624658925   MARQUEZ            CA      95035         P          PD         6      Standard    08.000    74.90   20010101
6625672891   WELLS              TX      79407         P          SF         6      Standard    08.375    65.90   20010101
6626207739   WILSON             CA      92606         P          PD         1      Standard    08.125    80.00   20010101
6626523093   TONG               CA      93906         P          SF         1      Reduced     08.000    80.00   20010101
6626777095   DELAROSA           CA      92128         P          PD         1      Reduced     08.000    63.50   20010201
6628281278   RAES               NM      88312         S          SF         8      Reduced     08.000    75.00   20010201
6628649557   O'KANE             CA      95125         P          SF         6      Reduced     08.125    56.00   20010201
6629177061   FINCHAM            NM      87122         P          SF         1      Reduced     07.875    80.00   20010105
6630159710   HUTCHINSON JR.     FL      32547         P          SF         1      Reduced     07.875    85.00   20010101
6630725015   GONZALEZ           CA      94085         P          SF         6      Standard    07.875    65.90   20010101
6631017693   SHAW               CA      91342         P          SF         1      Reduced     07.875    80.00   20010201
6632044191   LUBIANKER          CA      95124         P          SF         6      Standard    08.125    70.00   20010101
6632942360   MCINTYRE           CA      90049         P          SF         1      Standard    08.250    36.40   20010101
6634045824   HART               CA      95006         P          SF         6      Standard    08.250    62.50   20010101
6634719105   KUNZ               TX      78255         P          SF         1      Reduced     07.875    80.00   20001201
6634840901   SEDERS             WA      98103         P          SF         8      Standard    07.875    55.60   20010201
6634899816   RINEHART           CA      95818         P          SF         1      Standard    08.125    80.00   20010201
6635151944   ROWELL             CA      92688         P          SF         1      Reduced     07.875    80.00   20010101
6635156539   THOMAS             NC      27513         P          PD         8      Standard    07.875    77.90   20010201
6636417377   ASHBROOK           CA      93436         P          SF         1      Reduced     08.500    80.00   20010201
6637418416   STRONG             CA      92260         P          SF         1      Reduced     07.875    80.00   20010101
6637556868   YANG               CA      92620         P          PD         1      Reduced     07.750    80.00   20010201
6638366630   SNYDER             CA      94708         I          SF         1      Standard    08.375    61.50   20010101
6640184419   LAM                CA      94122         P          2F         1      Standard    08.125    80.00   20010201
6642201641   EVANICH            CA      95020         P          SF         6      Standard    08.375    75.00   20001101
6642673328   CALA               CA      94024         P          SF         1      Standard    08.125    64.30   20010101
6643684647   SILVERIE           CA      93921         P          SF         1      Standard    07.875    63.60   20010201
6644138486   THORNTON           CA      94583         P          PD         1      Reduced     08.000    80.00   20010201
6645222073   MORRISON-BERLIN    MD      20711         P          SF         1      Reduced     08.375    80.00   20001201
6645526481   MADERA             CA      94568         P          PA         1      Standard    08.250    95.00   20010101
6646702016   GEORGANAS          IL      60610         P          CO         1      Reduced     08.000    77.70   20010201
6648078449   LONG               MO      64701         P          SF         1      Reduced     08.000    80.00   20010101
6648410592   NEVIN              CA      92887         P          SF         1      Standard    07.875    80.00   20010201
6651211713   AYALA              CA      95404         P          SF         1      Reduced     08.250    80.00   20010101
6652066256   KAKANATE           CA      95148         P          SF         1      Reduced     08.000    80.00   20010201
6655024997   LI                 TX      78733         P          PD         1      Reduced     07.750    80.00   20010201
6655273115   HENNESSY           CO      80435         S          CO         8      Standard    08.500    71.60   20010201
6656159461   CHAVES             CA      94022         P          SF         8      Standard    08.750    20.00   20010101
6656886774   LEWIS              MD      20772         P          SF         8      Standard    08.000    80.00   20010101
6657046576   SHORE              CA      94110         P          SF         1      Reduced     07.875    80.00   20010101
6658104333   LORENZO            CA      91360         P          SF         1      Reduced     08.250    88.00   20010201
6658519753   PATEL              CA      94118         P          2F         1      Standard    07.875    37.70   20010101
6658993388   TANG               GA      30319         P          PD         1      Standard    07.750    77.80   20010201
6661566593   SINHA              CA      94122         S          SF         1      Reduced     08.125    80.00   20010101
6661784311   HEADY              CA      92260         S          SF         1      Reduced     08.125    70.80   20010101
6661859014   PARK               NJ      07039         P          CO         1      Reduced     07.875    80.00   20010201
6662037875   VU                 CA      95132         P          SF         1      Standard    08.250    74.70   20010201
6666059263   BRANDON            CA      94806         P          PD         1      Standard    08.125    80.00   20010201
6666354656   LEONARD            CA      94044         P          SF         1      Reduced     08.125    80.00   20010201
6667633512   COX                CA      95003         S          SF         1      Standard    08.750    80.00   20010101
6668580779   CHOU               CA      94804         P          PD         1      Reduced     07.875    79.90   20010201
6668615062   CHAMPAGNE          CA      93950         S          SF         1      Reduced     08.250    75.00   20010101
6669149186   MCCARTHY           CA      94015         P          SF         1      Standard    07.875    80.00   20010101
6669322486   BENNETT            CA      92118         P          CO         1      Reduced     08.125    36.80   20010101
6672806830   HIATT              CA      92264         S          SF         1      Reduced     07.875    80.00   20010201
6673181670   LEPE               CA      95377         P          PD         1      Reduced     08.000    80.00   20010201
6673293905   WALLE              OR      97210         P          SF         1      Standard    08.250    72.70   20010101
6673631484   HALLETT            CA      94501         P          SF         8      Standard    08.375    80.00   20010101
6674845000   SIMPSON            GA      30622         P          PD         1      Reduced     07.500    80.00   20010101
6675164146   BOYLES             CA      95135         P          CO         1      Reduced     07.875    76.00   20010201
6675390857   WAECHTER II        CA      90045         P          SF         1      Standard    07.875    80.00   20010101
6677229129   FLORENCE           CA      94559         P          SF         1      Standard    08.125    80.00   20010201
6677277607   MARTINEZ           CA      95116         P          2F         1      Standard    08.250    80.00   20010101
6678140028   LYONS              FL      33156         P          SF         1      Reduced     08.000    80.00   20010101
6680775720   SISON              CA      94014         P          SF         6      Standard    08.625    80.00   20010101
6682184293   LEE                FL      33157         P          SF         1      Reduced     07.750    80.00   20010201
6683807108   BROWN              GA      30068         P          PD         8      Reduced     08.125    82.60   20010201
6686515013   YAMANDIY           CA      94568         P          CO         1      Reduced     08.250    80.00   20010101
6686621456   JONES              CA      95076         P          SF         8      Reduced     07.875    62.50   20010101
6687684271   HEIDARI            CA      95023         P          SF         1      Standard    08.250    79.90   20010201
6688941514   CROSS              MO      63017         P          SF         8      Standard    08.250    80.00   20010101
6689245881   STEELE             CA      93463         P          PD         1      Reduced     07.875    80.00   20010101
6689562517   DOREMUS            CA      94117         P          2F         6      Standard    08.750    78.40   20010101
6689785209   MAYO               MD      21136         P          PD         1      Reduced     07.875    63.30   20010101
6693075324   MULLER             FL      33140         P          SF         1      Reduced     08.000    80.00   20010201
6693163955   PEINADO            TX      75201         P          CH         1      Standard    08.875    80.00   20010101
6696217006   MARINI             CA      94401         P          SF         8      Reduced     08.125    77.60   20010201
6696224754   WORTELL            IL      60022         P          SF         1      Standard    07.875    80.00   20010101
6702732857   BISHO              CA      94131         P          SF         1      Reduced     08.125    80.00   20010101
6704616934   MARTIN             CA      94568         P          PD         1      Reduced     08.125    80.00   20010201
6705561402   HACKER             NJ      08550         P          SF         1      Standard    07.375    90.00   20010101
6706034839   PATTERSON          CA      94560         P          SF         1      Standard    08.250    89.90   20010201
6706109904   NITSAN             CA      94705         P          SF         8      Standard    07.875    69.50   20010101
6707619760   ARMSTRONG          WA      98072         P          SF         1      Reduced     08.125    80.00   20010201
6708380495   WARN               WA      98102         S          SF         1      Reduced     09.750    80.00   20001001
6709821836   PETTET             CA      94515         P          SF         1      Standard    07.875    64.50   20010101
6710003796   VAN METER          CA      94702         P          SF         1      Standard    08.000    80.00   20010201
6710475515   ERTEMAN            CA      94960         P          SF         6      Standard    08.125    75.00   20010101
6711899762   TOWNSEND           CA      95864         P          PD         8      Standard    08.375    69.30   20010101
6712777686   SRINIVASAN         CA      94536         P          SF         1      Reduced     07.875    80.00   20010101
6712785127   SALAMANCA          CA      95051         P          SF         6      Standard    08.125    75.00   20010101
6717590167   CRUZ               CA      95129         P          SF         1      Standard    08.000    80.00   20010201
6717677550   WINCH JR.          WA      98422         P          PD         1      Reduced     07.875    80.00   20010201
6717920919   MATTOS             CA      95118         P          PD         1      Reduced     08.250    80.00   20010101
6719237387   VALLURI            CA      94588         P          SF         8      Standard    08.000    74.40   20010101
6721262514   BREITBART          CA      90049         P          SF         1      Standard    08.125    80.00   20010101
6721673405   HERNANDEZ JR.      FL      33324         P          PD         1      Standard    08.125    70.00   20010201
6722729214   HECKMAN            FL      32963         P          PD         1      Standard    08.125    52.00   20010101
6722956437   ZEPEDA             CA      95076         P          PD         1      Reduced     08.125    80.00   20010101
6724608572   WALLACE            SC      29466         P          PD         1      Reduced     07.750    63.50   20010101
6726752675   LONG               NC      28210         P          PD         1      Standard    07.875    80.00   20010101
6726802124   NIMONS             FL      34229         P          PD         1      Reduced     07.875    49.40   20010201
6728674869   KLEIN              CA      90505         P          SF         1      Standard    08.125    90.00   20010101
6730163356   LOVELL             CA      95223         P          SF         8      Standard    08.125    90.00   20010101
6730875207   CLIFFORD           CA      92116         P          SF         1      Reduced     08.000    80.00   20010101
6731620370   DALAI              CA      94539         P          PA         1      Reduced     08.125    75.00   20010101
6731958945   THOMPSON           CA      92014         P          SF         6      Reduced     08.250    30.00   20010101
6732846628   KLETTER            CA      91423         P          SF         1      Reduced     08.250    80.00   20010101
6733232281   FAN                CA      94112         P          SF         1      Reduced     08.375    69.90   20010101
6736115798   GREENE             NC      28226         P          SF         6      Reduced     08.000    34.70   20010101
6737415452   GALLAGHER          CA      96161         P          SF         1      Reduced     08.125    95.00   20010101
6737958816   SISSON             SC      29492         P          PD         1      Reduced     08.000    88.90   20010101
6739786801   TOBEY              CA      92662         P          SF         1      Standard    08.250    69.70   20010101
6741172834   STRICKLAND         VA      23509         P          SF         8      Reduced     08.250    52.90   20010101
6741731530   BURNSTINE          FL      33140         P          SF         1      Reduced     08.000    80.00   20010101
6742046144   TEJEDA             CA      94402         P          2F         6      Standard    08.125    58.60   20010201
6742693853   GANSKY             CA      94618         P          SF         8      Standard    07.750    41.20   20010201
6744683340   KELLO              CA      95076         P          PD         1      Reduced     08.250    80.00   20010101
6745097888   DOWNING            CA      90039         P          SF         1      Standard    07.875    75.40   20010201
6749266927   GREEN              CA      94574         P          SF         1      Reduced     08.125    80.00   20010101
6749312069   LANDY              GA      30326         P          CH         6      Reduced     08.250    50.40   20010101
6750471101   OLIVAS             TX      78261         P          PD         8      Reduced     08.250    80.00   20010101
6751762375   WALBY              CA      94954         P          SF         1      Reduced     07.875    72.50   20010101
6751864502   FROLOV             CA      94521         P          PD         1      Standard    08.250    80.00   20010101
6751915726   KOBEL              CA      94404         P          PA         8      No Ratio    08.500    45.30   20010201
6753314944   HERNANDEZ          CA      94018         P          SF         1      Standard    07.875    80.00   20010101
6755275309   LUNSFORD           CA      94403         P          SF         1      Reduced     08.125    80.00   20010101
6756417546   LIESKE             CA      94530         P          SF         1      Reduced     08.125    80.00   20010101
6758070889   PARKER             CA      92672         S          CO         1      Standard    08.000    80.00   20010101
6758923715   MERCHANT           CA      93923         P          SF         1      Standard    07.750    80.00   20010101
6760824125   LEE                CA      94087         P          SF         1      Standard    07.875    63.90   20010101
6761581955   BLAIR              MT      59749         P          SF         1      Standard    08.250    80.00   20010101
6763780118   FUNG               CA      94121         P          SF         1      Reduced     08.250    80.00   20010201
6767075655   POLK               CA      91202         P          SF         1      Reduced     08.500    80.00   20010201
6767104067   QUICK              CA      95128         P          SF         1      Standard    08.375    80.00   20010101
6767829721   PROVENCHER         IL      60564         P          SF         1      Reduced     08.125    54.50   20010201
6768003367   HOLLEY             MI      48322         P          SF         1      Standard    08.250    80.00   20010101
6768823376   WALLIS             CA      95465         P          SF         1      Reduced     07.750    55.20   20010101
6768960343   TORO               CA      92807         P          PD         6      Reduced     08.500    75.00   20010201
6772313372   WALIA              CA      94536         P          SF         1      Standard    08.000    80.00   20010101
6773512204   AXELSON            CA      92705         P          SF         1      Reduced     07.875    80.00   20010101
6774314378   TEIXEIRA           CA      94559         P          PD         1      Reduced     08.250    80.00   20010101
6774769183   KHASIN             MA      01720         P          SF         1      Reduced     08.375    80.00   20010101
6776616200   MARTINEZ           FL      33606         P          SF         1      Standard    08.375    90.00   20010101
6777160588   NAVA               CA      94303         P          SF         1      Standard    08.250    80.00   20010101
6777665578   FLORIDIA           CA      94558         S          CO         1      Reduced     08.125    59.60   20010201
6778722949   CHOO               GA      30134         P          SF         6      Reduced     07.875    66.00   20010101
6780525009   NELSON             CA      93940         P          SF         6      Reduced     07.875    55.90   20010101
6780627078   MAXWELL            FL      32034         S          CO         1      Reduced     08.000    47.90   20010201
6782260415   JANSEN             FL      34683         P          SF         1      Reduced     08.125    80.00   20010201
6783150151   ZELNER             CA      92260         S          PD         1      Standard    08.000    45.00   20010101
6784910405   NELSON             CA      90402         P          SF         1      Reduced     07.875    19.70   20010201
6784966514   KALAL              CA      95356         P          SF         1      Reduced     07.750    80.00   20010101
6785082766   HUTCHISON          TX      77006         P          TH         1      Reduced     08.250    80.00   20010201
6785695666   JARCHOW            TX      75225         P          CH         1      Reduced     08.375    80.00   20010101
6785866317   BRANSON            MN      55082         P          SF         1      Standard    08.000    90.00   20010201
6786225596   HELFRICH           MA      02043         P          SF         1      Standard    08.125    80.00   20010201
6786277571   CHINTADA           VA      22030         P          PD         1      Reduced     07.875    80.00   20010101
6787447405   MALLARI            CA      91364         P          SF         1      Reduced     07.875    80.00   20010101
6787518981   YRSHUS             TX      77019         P          SF         1      Standard    07.875    80.00   20010201
6788544549   GUT                CA      93446         P          SF         1      Standard    07.875    80.00   20010201
6789348320   URQUHART           CT      06877         P          SF         1      Standard    08.375    80.00   20010101
6789754766   O'BRIEN            CA      94609         P          SF         1      Reduced     08.000    80.00   20010101
6792663541   HERBERT            CA      92103         P          SF         8      Reduced     08.375    69.00   20010201
6792907963   BOORSTIN           DC      20016         P          SF         1      Reduced     08.000    80.00   20010101
6793012201   ADAMS              GA      30215         P          PD         1      Standard    07.875    95.00   20010201
6793259620   CAMACHO            CA      94122         P          SF         1      Standard    08.250    80.00   20010201
6793711364   FOONG              CA      91208         P          PD         8      Standard    07.875    66.30   20010101
6793865988   WISEMAN            CA      94941         P          SF         1      Standard    07.875    74.90   20010101
6796655477   CAZARES            CA      91915         P          PD         1      Reduced     08.000    80.00   20010101
6798996473   SHARPE II          DC      20016         P          SF         1      Reduced     07.875    74.30   20010201
6799103434   BONGOLAN           CA      91745         P          SF         6      Standard    08.500    75.00   20010101
6801698405   GOLAN              MD      20850         P          SF         1      Reduced     08.125    69.90   20010101
6802491453   RAMASAMY           CA      95128         P          SF         1      Standard    08.000    75.00   20010101
6803603668   RISHA              CA      91106         P          SF         1      Standard    08.000    75.00   20010101
6804653928   MCLELLAN           CA      94010         P          SF         8      Reduced     07.875    48.70   20010101
6806163389   BURNHAM            CA      94952         P          SF         6      Standard    08.000    57.80   20010101
6806208325   CAPOBIANCO         VA      22301         P          SF         8      Standard    08.125    61.80   20010101
6808093501   TRAN               CA      94587         P          SF         1      Standard    08.000    73.10   20010201
6809135020   RIDDELL            GA      30327         P          SF         1      Reduced     07.750    63.10   20010101
6809974857   LOVATO, JR.        CA      95046         I          SF         1      Standard    08.750    75.00   20010101
6810276433   MERCER             MO      63017         P          SF         1      Standard    08.375    80.00   20010101
6810537149   WELCH              CA      94568         P          SF         8      Reduced     08.125    73.50   20010201
6810540002   HAYWOOD            CA      94043         P          CO         1      Reduced     07.875    80.00   20010101
6811305199   WALL               CA      92704         P          SF         8      Standard    08.000    80.00   20010201
6811364212   FITZGERALD         CA      92064         P          PD         1      Reduced     07.750    80.00   20010201
6811737276   DISSMAN            CA      94549         P          SF         1      Reduced     07.875    70.00   20010101
6812099460   POULIOT            MN      55044         P          SF         1      Standard    08.125    90.00   20010101
6812362017   PRINCE             CA      92602         P          PD         1      Reduced     08.250    80.00   20010201
6815777641   WHITFORD           CA      92870         P          PD         1      Reduced     07.625    80.00   20010101
6816833575   LANGER             CA      92610         P          PD         1      Reduced     07.750    62.50   20010101
6818402874   GIRI               CA      94547         P          SF         1      Reduced     07.750    77.20   20010201
6818920693   GARG               NJ      08820         P          SF         1      Standard    08.125    80.00   20010101
6821352256   POSSIDENTO         CT      06905         P          SF         1      Standard    08.125    90.00   20010101
6822224983   KUYKENDALL         OR      97045         P          SF         8      Reduced     08.375    77.20   20010201
6822446818   KINI               CA      92101         S          CH         1      Reduced     08.500    59.90   20010101
6822459118   MATTERI            CA      95448         P          SF         6      Reduced     08.000    49.50   20010101
6825256198   NAFISI             NC      28277         P          PD         1      Standard    08.000    90.00   20010201
6825410688   LIRA               CA      94550         P          PD         1      Reduced     08.125    80.00   20010201
6828038577   NEWMAN             CT      06902         P          CO         1      Standard    08.125    80.00   20010101
6829302956   MONAHAN, III       MD      20815         P          SF         1      Reduced     08.250    60.60   20010101
6829617494   FRIZELL            TX      77007         P          SF         1      Standard    07.625    68.40   20010201
6830425382   HALVERSTADT        CA      95758         P          PD         8      Reduced     08.375    77.40   20010101
6832610130   STEEL              CA      94552         P          PA         6      Standard    08.375    75.00   20010101
6833231936   RONCO              CA      95125         P          SF         1      Standard    08.125    52.30   20010201
6835827020   LEAVY              CA      95124         S          SF         1      Reduced     07.875    51.60   20010201
6836925369   FERGUSON           CA      94618         P          SF         1      Standard    08.125    80.00   20010201
6837956710   CORREIA            CA      94403         P          SF         6      Standard    08.000    57.40   20010101
6838108006   TADAVANI           CA      94903         P          CO         1      Reduced     08.250    80.00   20010101
6838483649   MUTCHLER           GA      30308         P          CH         1      Reduced     08.000    80.00   20010101
6838612221   SARGENT            FL      34242         P          SF         8      Standard    08.250    71.10   20010101
6841482323   MEGONIGAL          CA      92660         P          PD         1      Standard    08.125    46.20   20010201
6844334141   DOZIER             TX      77024         P          PD         1      Reduced     08.375    80.00   20010201
6844996451   APPLE              CA      95945         P          SF         1      Standard    08.250    80.00   20010101
6849464851   HANCOCK            CA      90405         P          SF         1      Reduced     07.750    53.40   20010101
6850644029   EICHELBERGER       CA      95404         P          PD         1      Standard    07.875    71.90   20010201
6850757391   MARESKI            CA      90046         P          SF         1      Reduced     08.000    80.00   20010101
6851402567   SHIMRAT            CA      92129         P          SF         1      Standard    08.125    80.00   20010201
6852356317   RINALDI            CA      94123         P          CO         1      Standard    08.125    80.00   20010101
6852624532   YERKOVICH          CA      94708         P          2F         1      Standard    07.875    62.50   20010101
6853954268   LA GROW            CA      92612         P          CO         8      Reduced     08.000    75.70   20010101
6854759211   GORMAN             FL      34103         I          CH         1      Standard    08.875    75.00   20010101
6855010663   COMER              CA      94501         P          SF         1      Standard    08.125    80.00   20010101
6855095631   MEYER              CA      95003         P          SF         1      Reduced     07.875    58.20   20010201
6855325517   NICHOLSON          CA      94526         P          PD         1      Standard    08.250    80.00   20010101
6855346935   FARAOLA            CA      95076         P          SF         1      Standard    07.875    80.00   20010101
6856145997   GUNSON, JR         CA      93923         P          SF         1      Reduced     07.875    39.30   20010101
6857415175   HOGG III           CA      90048         P          SF         1      Reduced     07.875    57.30   20010101
6857581570   ESANCY             NC      28117         P          PD         1      Standard    07.875    80.00   20010101
6857936907   FREEMAN            PA      15238         P          SF         1      Reduced     07.875    91.50   20010101
6858432088   TAYLOR             NM      87048         P          SF         8      Standard    07.875    66.70   20010101
6860242509   MALMUD             DC      20007         P          TH         1      Standard    08.250    80.00   20010101
6861297403   GONZALEZ           CA      91935         P          SF         1      Reduced     07.875    78.90   20010101
6861768130   OLINGER JR.        NC      28704         P          SF         1      Reduced     07.875    80.00   20010101
6862117097   JACOBS             CO      80498         S          SF         1      Reduced     07.875    69.20   20010201
6862123269   JOHNSON            SC      29928         S          CH         1      Reduced     08.000    80.00   20010101
6862482061   BEAUDOIN           MA      01985         P          SF         6      Reduced     09.000    72.40   20001201
6864446288   PARK               CA      92131         P          SF         1      Reduced     07.875    50.40   20010101
6864625212   BONDS              CA      92602         P          PD         1      Standard    08.000    80.00   20010201
6865334202   PLACER             MD      20854         P          SF         1      Reduced     08.000    80.00   20010201
6866628438   HAIM               NY      11427         P          SF         1      Standard    08.125    90.00   20001201
6866660985   WARREN             WA      98020         P          SF         1      Reduced     08.000    72.90   20010201
6867018670   MCGEEHAN           DC      20016         P          PA         1      Standard    07.750    80.00   20010201
6867211747   HAAS               CA      92064         P          SF         8      Standard    08.125    75.00   20010201
6867919349   MONTANER           CA      94015         P          SF         6      Standard    08.125    67.00   20010101
6868343879   D'ROZARIO          VA      22101         P          PD         1      Reduced     07.875    75.60   20010201
6868411957   VESTER             TN      38139         P          SF         6      Reduced     07.875    58.80   20010201
6868895787   HUSTUS             DC      20037         P          SF         1      Reduced     08.125    80.00   20010101
6869918026   ANDERSON           CA      95762         P          SF         1      Reduced     08.000    89.90   20010101
6873097171   WISE               CA      90266         P          SF         1      Reduced     07.750    80.00   20010201
6874874594   GHOLDOIAN          NV      89509         P          PD         1      Standard    08.250    80.00   20010101
6876309110   SCHIFF             CA      94947         P          SF         1      Reduced     08.000    51.40   20010101
6877437944   DANABAR            CA      94116         P          SF         1      Reduced     08.125    80.00   20010101
6878857553   WHITAKER           CA      92064         P          SF         1      Reduced     08.125    70.00   20010101
6879718507   BAUM               NV      89134         P          PD         1      Standard    08.250    76.90   20010101
6883227222   CROSS              CA      94558         P          SF         8      Reduced     08.625    79.60   20010201
6884645372   MATZKE             FL      33549         P          PD         1      Reduced     08.125    87.60   20010101
6885115136   ESPINOSA           CA      92130         P          PD         1      Standard    07.750    75.00   20010101
6885598851   DOLAN              MA      02476         P          SF         1      Reduced     08.750    90.00   20010101
6893471398   MOORE, II          NC      27401         P          SF         1      Reduced     08.000    78.40   20010201
6895794839   TERZULLI           NY      10307         P          2F         1      Standard    08.375    80.00   20010101
6904598494   MCCORMACK          MA      01906         P          SF         1      Reduced     08.500    80.00   20010101
6905582695   LECROY             GA      30577         P          SF         8      Standard    08.250    66.80   20010201
6907890054   LEE                NV      89052         P          PD         1      Reduced     08.250    80.00   20010101
6908607903   FRANKSTONE         SC      29205         P          SF         1      Reduced     08.125    80.00   20010101
6909528389   O'SHEA             FL      34135         I          PA         1      Standard    09.125    75.00   20010201
6913253008   GOLDEN             FL      33316         S          CH         1      Reduced     08.750    80.00   20010201
6915452384   BOAK               VA      20181         P          SF         1      Reduced     08.375    80.00   20010201
6917740208   BORELLI            FL      34103         P          SF         6      Standard    08.250    47.70   20010101
6921665375   ZURAWSKI           GA      30024         P          PD         1      Reduced     07.875    70.00   20010101
6921780521   MILES              CO      80230         P          PD         1      Standard    08.625    86.40   20010101
6921901499   FERGUSON           VA      23451         P          SF         8      Standard    07.750    82.10   20010201
6923717026   MONTGOMERY         VA      22079         P          PD         1      Reduced     07.750    78.80   20010201
6934086973   BARNABA            FL      32256         P          PD         1      Standard    08.000    80.00   20010101
6938355143   WEST               MD      20816         I          SF         1      Standard    08.750    80.00   20010201
6939507635   DEMPSEY            DC      20007         P          TH         1      Reduced     08.125    42.90   20010101
6942479129   KLINKER            WA      98033         P          SF         6      Reduced     08.000    17.80   20001201
6943252707   ROBINSON           MD      21754         P          SF         8      Standard    08.000    77.50   20010101
6943344355   BEAUFRERE          WA      98040         P          PD         8      Reduced     08.125    27.10   20010101
6947011182   POOLE              MD      20623         P          SF         6      Standard    08.250    75.00   20010201
6950248481   SPILMAN V          MD      20854         P          SF         1      Reduced     07.750    80.00   20010201
6956575838   BERGER             NV      89052         P          PD         1      Standard    08.125    80.00   20010201
6957493080   TENNEY             MO      64081         P          SF         8      Reduced     08.250    84.80   20010201
6959584803   STEWART            TX      75240         P          SF         1      Standard    08.125    80.00   20010201
6963728255   TOKUNAGA           NV      89451         S          SF         1      Reduced     08.250    80.00   20010101
6964428574   SIMS               NV      89410         P          SF         1      Reduced     08.125    80.00   20010101
6966130731   MCKITRICK          ID      83864         S          SF         1      Reduced     08.000    80.00   20010101
6967826642   GRIGGS             NV      89451         P          SF         8      Standard    08.125    40.60   20010101
6970331564   OHRT               TN      37064         P          PD         1      Standard    08.250    94.70   20010201
6971100679   KEILTY             TX      75209         P          SF         1      Standard    07.625    80.00   20010101
6974521574   JENEY              VA      23024         P          SF         8      Reduced     08.125    80.00   20010201
6975808368   RUIZ               MO      63005         P          SF         1      Standard    07.875    80.00   20010201
6977587861   MAIER              PA      16506         P          SF         1      Reduced     08.000    80.00   20010101
6979028591   FOGEL              NC      28031         P          CO         1      Reduced     07.875    80.00   20010101
6986885066   WILKINSON          MA      02019         P          SF         1      Standard    08.500    90.00   20010201
6986986278   WHITE, JR.         NJ      08053         P          SF         1      Reduced     07.375    80.00   20010201
6987731053   LEWIS              DC      20008         P          SF         8      No Ratio    08.125    79.40   20010201
6987836662   ZIMMER             MD      20912         P          SF         1      Reduced     07.750    80.00   20010101
6988173057   HARVEY JR          TX      75093         P          PD         1      Standard    08.500    80.00   20010101
6992887122   KLINE              DC      20009         P          2F         1      Reduced     08.250    74.10   20010101
6997022469   MILLS              NC      27282         P          SF         1      Standard    07.875    78.00   20010201
6865132291   ESGRO, JR.         NC      27613         P          PD         8      Reduced     08.000    69.70   20010201
6869186384   HANSEN             FL      33076         P          PD         1      Standard    07.750    80.00   20010201
6870901805   MILCHAK            PA      15101         P          SF         1      Standard    08.000    90.00   20010201
6884793016   LEE                NY      10016         P          CO         1      Reduced     08.500    80.00   20010201
6886375119   SHAFFOU            MI      48324         P          SF         8      Reduced     07.875    56.80   20010201
6904689657   WETHERHEAD         GA      30075         P          PD         1      Reduced     07.750    80.00   20010201

   Loan      Maturity            Orig Ln   Monthly    Current    Remaining    Scheduled    PMI            Appraisal       Sales
  Number       Date     Term      Amount    P & I     Due Date     Term        Balance     Code   FICO      Value         Price
0023318306   20301001   360      650,000   4,997.94   20010201     357        648,810.30          692      999,000              --
0023804636   20301001   360      300,000   2,333.37   20010201     357        299,464.81          791      460,000              --
0023899578   20301101   360      650,000   4,769.47   20010201     358        649,124.82          683      860,000              --
0023981764   20301201   360      360,000   2,641.56   20010201     359        359,758.44          784      450,000      450,038.00
0028482214   20310101   360      320,000   2,404.05   20010201     360        320,000.00          763      430,000              --
0028493641   20301101   360      650,000   4,940.47   20010101     358        649,189.16          733      822,000      821,800.00
0028504405   20301201   360      312,000   2,399.01   20010201     359        311,810.99          784      390,000              --
0028508638   20301201   360      476,500   3,454.96   20010201     359        476,172.07          770      617,000      616,938.00
0028534444   20301101   360      340,800   2,560.32   20010201     358        340,363.87          686      430,000              --
0028665529   20301201   360      298,800   2,218.58   20010201     359        298,604.54          720      438,000      426,865.00
0028790699   20300801   360      355,500   2,670.75   20010201     355        354,350.85    06    748      395,000      395,000.00
0028802916   20310101   360      400,000   2,865.65   20010201     360        400,000.00          712      661,000              --
0028852622   20301001   360      326,600   2,453.64   20010201     357        325,366.77          607      415,000      408,300.00
0028855260   20300901   360      408,750   3,106.80   20010101     356        407,566.62          999      550,000      545,000.00
0028856334   20301201   360      494,800   3,673.88   20010201     359        494,476.33          753      619,000      618,541.00
0028881563   20301101   360      455,200   3,500.09   20010101     358        454,646.53          657      581,000      569,000.00
0028934958   20300901   360      508,000   3,861.17   20010201     356        506,723.70          607      640,000      635,000.00
0028936607   20300801   360      290,000   2,229.85   20010101     355        289,109.06          791      375,000              --
0028937068   20301101   360      293,000   2,175.52   20010201     358        292,615.37          751      366,500              --
0028939049   20301101   360      580,550   4,310.57   20010201     358        579,787.91          737      725,709      725,709.00
0028948503   20301101   360      350,000   2,691.20   20010101     358        349,574.43    11    736      420,000              --
0028950665   20301201   360      324,700   2,439.36   20010201     359        324,492.95          761      410,000      405,900.00
0028952299   20301101   360      307,500   2,364.41   20010201     358        306,804.81          725      410,000              --
0028958551   20300701   360      300,000   2,175.21   20010101     354        298,634.47          744      425,000      420,000.00
0028958585   20300701   360      304,000   2,418.77   20010201     354        302,953.21          616      380,000      380,000.00
0028963478   20300901   360      280,000   2,303.49   20010201     356        279,412.61          604      355,000              --
0028964005   20301101   360      280,000   2,128.21   20010201     358        279,650.70          728      355,000      350,000.00
0028965705   20300801   360      341,900   2,598.69   20010201     355        340,822.50    12    703      380,000      379,900.00
0028966752   20301001   360      288,680   2,219.70   20010101     357        288,151.63          750      361,000      360,858.00
0028967446   20301101   360      392,000   3,083.87   20010101     358        391,547.28          631      490,000              --
0028973634   20301001   360      372,000   2,860.36   20010201     357        371,319.12          707      480,000      465,000.00
0028973915   20301201   360      410,640   3,085.01   20010101     359        410,378.14          722      513,304      515,000.00
0028974442   20301101   360      340,000   2,584.25   20010101     358        339,575.86          720      425,000      425,000.00
0028975902   20301101   360      445,500   3,346.90   20010201     358        444,929.87          749      557,000      556,875.00
0028976082   20301101   360      340,000   2,435.81   20010201     358        339,518.49          779      475,000      467,080.00
0028984706   20301201   360      343,440   2,580.16   20010201     359        343,220.99          776      450,000      429,300.00
0028988350   20301201   360      435,000   3,229.86   20010201     359        434,715.45          678      600,000              --
0028990232   20301201   360      449,925   3,620.20   20010201     359        449,679.24          697      599,900      599,900.00
0028991354   20301201   360      314,800   2,364.99   20010101     359        314,599.26          721      393,500      393,500.00
0028991669   20301101   360      280,000   2,152.96   20010101     358        279,659.54          728      350,000      350,000.00
0028992089   20201101   240      350,000   2,982.23   20010201     238        348,844.08    06    771      374,000      370,000.00
0028992204   20301101   360      614,000   4,666.84   20010201     358        613,234.07          783      768,000      767,500.00
0028998243   20301101   360      370,752   2,752.83   20010201     358        370,265.30          781      490,000      463,441.00
0028999290   20301201   360      284,500   2,137.35   20010101     359        284,318.59    06    651      300,000      299,500.00
0028999845   20301101   360      378,650   2,778.40   20010201     358        378,140.17          642      475,000      473,349.00
0029000395   20301101   360      325,000   2,413.12   20010201     358        324,573.36          702      588,000      568,650.00
0029000932   20301201   360      475,000   3,526.86   20010101     359        474,689.29          775      605,000      595,000.00
0029002755   20300901   360      295,400   2,350.34   20010101     356        294,730.17    06    681      350,000              --
0029003068   20301201   360      365,400   2,777.31   20010201     359        365,172.88    24    760      410,000      406,000.00
0029004397   20301101   360      321,350   2,330.01   20010201     358        320,906.25          777      402,000      401,731.00
0029008653   20301101   360      342,000   2,629.68   20010201     358        341,584.16          761      428,000      427,500.00
0029009768   20301201   360      396,000   2,975.02   20010201     359        395,747.48          692      618,000              --
0029010410   20301201   360      339,200   2,518.56   20010201     359        338,978.11          647      425,500      424,000.00
0029010626   20301101   360      327,000   2,514.35   20010101     358        326,602.40          709      426,000              --
0029011996   20301201   360    1,000,000   7,424.97   20010201     359        998,974.61          803    1,313,000    1,375,000.00
0029013786   20301101   360      608,066   4,461.78   20010201     358        607,247.26          783      761,000      760,083.00
0029013802   20301101   360      332,104   2,436.87   20010201     358        331,407.68          751      420,000      415,130.00
0029013851   20301101   360      315,000   2,506.29   20010201     358        314,645.49          701      429,000      420,000.00
0029014040   20301101   360      363,750   2,732.74   20010101     358        363,284.49          658      485,000              --
0029014917   20301101   360      644,000   4,613.69   20010201     358        643,088.02          760      840,000      805,000.00
0029015286   20301101   360      308,000   2,313.90   20010101     358        307,605.85          743      385,000              --
0029015641   20301201   360      283,504   2,154.84   20010101     359        283,327.78    06    699      300,000      298,425.00
0029016078   20301201   360      325,000   2,384.74   20010201     359        324,781.93          682    2,100,000              --
0029017035   20301101   360      650,000   4,769.47   20010201     358        649,124.82          801      885,000      875,000.00
0029017068   20301101   360      650,000   4,769.47   20010101     358        649,124.82          720      950,000      950,000.00
0029018140   20301101   360      316,000   2,318.70   20010101     358        315,179.58          679      395,000      395,000.00
0029018371   20301201   360      332,000   2,494.21   20010201     359        331,788.29          736      420,000      415,000.00
0029019239   20301201   360      332,550   2,527.63   20010201     359        332,343.29    12    651      375,000      369,500.00
0029019296   20301101   360      318,300   2,391.28   20010201     358        317,892.67          755      400,000      397,891.00
0029019411   20301201   360      520,750   3,912.23   20010101     359        520,417.93          773      655,000      650,950.00
0029020971   20301201   360      314,700   2,336.64   20010201     359        314,494.14          760      395,500      393,393.00
0029021326   20301101   360      340,000   2,614.31   20010101     358        339,586.58          727      425,000              --
0029021334   20301101   360      280,000   2,103.55   20010201     358        279,641.67          760      355,000      350,000.00
0029021946   20301201   360      845,000   6,200.32   20010101     359        844,433.01          661    1,350,000              --
0029022100   20301101   360      350,000   2,629.44   20010201     358        348,945.54          773    1,210,000              --
0029022563   20301101   360      308,000   2,286.89   20010201     358        307,595.69          792      385,000      385,000.00
0029022936   20301101   360      429,750   3,115.99   20010101     358        429,156.54          649      538,000      537,189.00
0029022985   20301201   360      284,000   2,158.61   20010101     359        283,823.47          778      365,000      355,000.00
0029023025   20301101   360      420,000   3,081.82   20010201     358        419,174.23          768      525,000      525,000.00
0029023165   20300901   360      450,000   3,420.33   20010301     356        448,869.42          723      570,000      570,000.00
0029023983   20301201   360      500,000   3,712.49   20010101     359        499,672.93          708      750,000              --
0029024379   20301201   360      330,052   2,508.64   20010101     359        329,846.85          744      413,500      413,345.00
0029024940   20301201   360      318,400   2,336.31   20010201     359        318,022.67          744      409,800      409,539.00
0029026200   20310101   360      400,000   2,935.06   20010201     360        400,000.00          767      615,000      615,000.00
0029026531   20301201   360      417,600   3,210.99   20010201     359        417,347.01          724      522,000              --
0029026762   20301201   360      392,000   2,876.36   20010101     359        391,736.97          723      495,000      494,596.00
0029026978   20301101   360      292,425   2,171.25   20010201     358        292,041.13          778      400,000      389,900.00
0029027117   20300901   360      316,000   2,457.82   20010201     356        314,895.64    01    700      361,000              --
0029028842   20301101   360      318,650   2,393.91   20010201     358        317,149.32    12    788      375,000      374,900.00
0029029204   20301201   360      593,600   4,407.46   20010201     359        588,211.71          782      742,000      742,000.00
0029029360   20301201   360      368,750   2,705.76   20010201     359        368,502.57    11    773      434,000      433,872.00
0029029832   20301101   360      350,000   2,537.75   20010201     358        349,391.77          743      450,000      450,000.00
0029030236   20301101   360      299,250   2,300.97   20010101     358        298,886.15    11    662      315,000      315,000.00
0029030475   20301201   360      392,100   2,843.00   20010201     359        391,830.16          678      490,500      490,169.00
0029030707   20301201   360      445,538   3,386.42   20010201     359        445,261.06          773      565,000              --
0029030897   20301101   360      330,000   2,450.24   20010201     358        329,566.80          705      440,000              --
0029030970   20301101   360      492,000   3,739.56   20010201     358        491,386.25          705      615,000      615,000.00
0029031648   20301201   360      300,000   2,280.22   20010101     359        299,813.53    12    732      370,000              --
0029031671   20301201   360      376,000   2,791.79   20010201     359        375,754.04          757      470,000      470,000.00
0029032273   20301101   360      285,000   2,166.21   20010201     358        284,644.47          738      535,000      527,790.00
0029032810   20301201   360    1,000,000   7,600.72   20010201     359        999,378.45          690    1,700,000    1,625,000.00
0029033628   20301101   360      303,400   2,226.24   20010101     358        302,957.62    35    670      360,000      330,232.00
0029034071   20301101   360      344,800   2,651.21   20010201     358        344,380.76          653      440,000      431,726.00
0029034162   20301101   360      294,500   2,212.48   20010201     358        294,123.13    11    752      310,000      310,000.00
0029034345   20301101   360      435,000   3,268.01   20010201     358        434,443.33          719      734,500      734,408.00
0029034758   20301101   360      504,000   3,786.38   20010201     358        503,355.03          774      630,000      630,000.00
0029034972   20301201   360      357,950   2,689.16   20010201     359        357,721.75    12    760      411,500      397,746.00
0029035110   20301201   360      457,700   3,318.64   20010101     359        457,385.02          699      614,000      575,150.00
0029035292   20301101   360      409,600   3,041.27   20010201     358        409,062.31          779      515,000      512,000.00
0029035623   20301101   360      315,000   2,311.36   20010201     358        314,523.81          765      420,000              --
0029035664   20301201   360      357,450   2,622.84   20010201     359        357,210.16          710      470,000      476,634.00
0029036340   20301101   360      312,000   2,289.35   20010201     358        311,579.90          703      400,000      390,000.00
0029036365   20301201   360      279,750   2,126.31   20010201     359        279,576.11          714      373,000      373,000.00
0029036530   20301201   360      390,000   2,861.68   20010201     359        389,738.32          786      490,000      489,000.00
0029036639   20301201   360      343,500   2,490.62   20010201     359        343,263.60          627      430,000      429,395.00
0029037033   20301101   360      345,000   2,531.49   20010201     358        344,535.48          635      650,000      645,000.00
0029037140   20301201   360      325,000   2,413.12   20010201     359        324,787.40          802      525,000      525,000.00
0029037439   20301201   360      407,200   2,952.49   20010201     359        406,919.76          762      516,000      509,000.00
0029037496   20301101   360      350,000   2,568.18   20010101     358        347,835.71          764      600,000              --
0029037769   20301201   360      328,800   2,470.16   20010201     359        328,590.34          748      411,000      411,000.00
0029037983   20301201   360      300,000   2,201.30   20010201     359        299,798.70          768      470,000      450,000.00
0029038064   20301201   360      385,000   2,825.00   20010201     359        384,741.08          664      700,000              --
0029039401   20301201   360      304,000   2,177.89   20010201     359        303,785.44          726      385,000      380,131.00
0029039674   20301101   360      300,000   2,306.74   20010201     358        299,635.23    12    767      320,000      320,000.00
0029040599   20301201   360      288,700   2,118.38   20010101     359        288,506.29          751      375,000      366,174.00
0029040862   20301201   360      292,500   2,146.26   20010201     359        292,303.74    13    695      327,000      325,000.00
0029040961   20301101   360      280,000   2,054.54   20010201     358        279,572.46          738      360,000      350,000.00
0029041951   20301101   360      276,800   2,007.00   20010101     358        276,417.75          662      346,000      346,000.00
0029041977   20301101   360      295,000   2,190.37   20010201     358        294,612.75          766      535,000      535,000.00
0029041993   20301101   360      488,000   3,666.19   20010201     358        486,592.33          700      610,000      610,000.00
0029044468   20301201   360      348,000   2,553.51   20010101     359        347,766.49          659      435,000      435,000.00
0029044625   20301201   360      285,726   2,096.56   20010101     359        285,534.28    24    730      320,000      317,475.00
0029045143   20301201   360      297,000   2,231.27   20010101     359        296,810.61    11    703      330,000              --
0029045150   20301201   360      400,000   2,935.06   20010201     359        399,731.61          790      560,000      560,000.00
0029045200   20301101   360    1,000,000   7,250.69   20010201     358        998,619.10          735    2,250,000    2,250,000.00
0029045317   20301101   360      388,300   3,054.76   20010201     358        387,851.56    11    660      432,000      432,000.00
0029045358   20301101   360      504,000   3,786.38   20010101     358        503,355.03          718      630,000      630,000.00
0029045697   20301201   360      281,700   2,067.01   20010201     359        281,510.99          791      420,000      400,270.00
0029045713   20301201   360      329,900   2,392.00   20010201     359        329,672.97          752      440,000      439,900.00
0029045754   20301101   360      282,150   2,070.32   20010101     358        281,770.10          710      372,000      352,733.00
0029045788   20301201   360      306,400   2,248.25   20010201     359        306,194.42          729      490,000      486,400.00
0029045853   20301201   360      345,000   2,561.62   20010101     359        344,774.32          755      481,500      475,000.00
0029046067   20301101   360      332,000   2,407.23   20010201     358        331,252.17          784      426,000      415,000.00
0029046109   20301201   360      380,000   2,755.26   20010201     359        379,738.48          689      490,000      475,000.00
0029046208   20301101   360      369,450   2,646.79   20010101     358        368,926.80          769      468,000      461,835.00
0029046224   20301101   360      381,850   2,835.23   20010201     358        381,348.73          701      480,000      477,320.00
0029046752   20301101   360      517,600   3,934.13   20010101     358        516,954.33          696      647,000      647,000.00
0029047230   20301101   360      388,000   2,847.01   20010201     358        387,477.58          715      485,000      485,000.00
0029047800   20301101   360      325,500   2,388.40   20010201     358        325,061.74          771      465,000      465,000.00
0029048386   20301201   360      408,750   2,999.26   20010101     359        408,475.74          640      555,000      545,000.00
0029048410   20301101   360      275,900   1,929.14   20010201     358        274,990.82          710      349,000      345,073.00
0029048501   20310101   360      402,850   2,886.07   20010201     360        402,850.00          791      510,000      503,595.00
0029049111   20301201   360      338,400   2,542.29   20010201     359        338,184.21    06    769      403,000              --
0029049145   20301201   360      476,000   3,492.72   20010201     359        475,680.61          751      720,000      595,000.00
0029049947   20301101   360      308,000   2,341.03   20010101     358        307,615.77          630      385,000              --
0029049970   20301201   360      367,000   2,661.01   20010201     359        366,747.43          778      500,000              --
0029050234   20301201   360      350,000   2,537.74   20010201     359        349,657.05          774      475,000      475,000.00
0029050259   20301201   360      395,000   2,898.38   20010201     359        394,734.95          687      498,000      493,900.00
0029051943   20301201   360      348,000   2,523.24   20010101     359        347,760.51          744      450,000      435,000.00
0029051968   20301201   360      468,000   3,434.02   20010101     359        467,685.98          677      590,000      585,000.00
0029052370   20301201   360      327,920   2,406.16   20010201     359        327,699.97          761      410,000      409,900.00
0029052438   20301201   360      337,550   2,447.47   20010201     359        337,317.70          784      422,000      421,950.00
0029052453   20301201   360      480,000   3,606.08   20010201     359        479,693.92          766      600,000      600,000.00
0029052479   20301201   360      320,000   2,404.05   20010201     359        319,295.95          707      435,000              --
0029052487   20301101   360      319,200   2,314.43   20010101     358        318,759.20          744      400,000      399,000.00
0029052883   20310101   360      424,750   3,191.00   20010201     360        424,750.00          754      532,000      530,997.00
0029052982   20301201   360      290,000   2,153.24   20010201     359        289,810.30          757      475,000              --
0029053006   20301101   360      383,800   2,883.36   20010201     358        383,308.85          769      515,000      479,771.00
0029054079   20301201   360      355,200   2,575.45   20010201     359        354,955.55          763      447,000      444,000.00
0029054772   20301201   360      310,850   2,335.31   20010201     359        310,651.78    35    777      365,000      345,410.00
0029055456   20301101   360      576,000   4,327.30   20010101     358        575,262.87          761      730,000      720,000.00
0029055704   20301101   360      612,000   4,544.08   20010201     358        611,196.62          654      765,000      765,000.00
0029055845   20301101   360      299,150   2,169.05   20010101     358        298,736.89          755      379,000      373,987.00
0029056686   20301201   360      312,550   2,375.61   20010201     359        312,355.73          722      650,000              --
0029056710   20301101   360      294,500   2,109.84   20010201     358        293,976.77    12    653      310,000      310,000.00
0029056769   20301201   360      819,000   6,224.99   20010201     359        818,490.95          750    1,450,000              --
0029056785   20301201   360      377,000   2,799.22   20010201     359        376,753.38    11    744      419,000      418,909.00
0029056819   20301201   360      326,900   2,398.68   20010201     359        326,680.65          763      411,000      408,625.00
0029057114   20301201   360      260,000   1,953.29   20010101     359        259,834.21          759      325,000      325,000.00
0029057684   20301201   360      308,000   2,259.99   20010201     359        307,793.34          694      385,000      385,000.00
0029057940   20301201   360      376,000   2,758.95   20010201     359        375,747.72          760      470,000      480,000.00
0029058161   20301101   360      308,000   2,286.90   20010201     358        307,595.67          760      450,000      440,000.00
0029058435   20301101   360      500,000   3,712.49   20010201     358        499,343.64          695      700,000      700,000.00
0029058690   20301201   360      300,000   2,280.22   20010101     359        299,813.53          700      500,000              --
0029059573   20301201   360      351,200   2,700.42   20010101     359        350,987.25          772      440,000      439,000.00
0029059763   20301101   360      392,000   3,260.46   20010201     358        391,602.53    35    751      439,000      439,000.00
0029060076   20301201   360      376,000   2,791.79   20010101     359        375,754.04          816      470,000      470,000.00
0029060878   20301201   360      304,000   2,230.65   20010201     359        303,796.02          800      380,000              --
0029061983   20301201   360      440,000   3,266.99   20010201     359        439,712.18          771      550,000              --
0029062197   20301201   360      332,050   2,494.58   20010201     359        331,838.26          707      440,000      415,065.00
0029062510   20301201   360      639,200   4,802.10   20010201     359        638,792.40          752      800,000      799,000.00
0029062890   20301201   360      338,150   2,570.18   20010201     359        337,939.83          670      440,000      422,690.00
0029063666   20301201   360      278,450   1,970.86   20010201     359        278,248.46          700      360,000      348,100.00
0029063682   20301101   360      332,000   2,552.80   20010201     358        331,595.76          769      420,000      415,000.00
0029064680   20301201   360      446,000   3,350.65   20010101     359        445,715.60          747      570,000      557,620.00
0029065026   20301201   360      296,250   2,251.71   20010201     359        296,065.87          668      395,000              --
0029065810   20301201   360      400,000   2,935.06   20010201     359        399,731.61          769      500,000      575,000.00
0029065927   20301201   360      447,200   3,320.45   20010101     359        446,907.47          748      565,000      559,000.00
0029066156   20301101   360      319,900   2,375.25   20010201     358        319,480.06          797      415,000      399,900.00
0029066628   20301201   360      630,000   4,732.98   20010101     359        629,598.27          764      840,000      900,000.00
0029067279   20301101   360      336,000   2,465.45   20010201     358        334,697.25          717      420,000              --
0029067303   20301101   360      428,000   3,177.89   20010101     358        427,438.16          656      535,000              --
0029067410   20301101   360      330,000   2,392.73   20010201     358        329,544.30          698      420,000              --
0029068061   20301101   360      300,000   2,123.38   20010201     358        299,564.36          637      490,000      470,000.00
0029069267   20301201   360      300,000   2,227.50   20010201     359        299,803.75          742      386,000      375,000.00
0029069465   20301201   360      311,200   2,365.34   20010101     359        311,006.58          683      392,000      389,000.00
0029069556   20301201   360      400,000   3,473.39   20010201     359        399,818.28          744      570,000              --
0029070869   20301201   360      400,000   3,040.29   20010101     359        399,751.38    11    763      450,000              --
0029070885   20301201   360      324,100   2,378.13   20010101     359        323,882.54          741      410,000              --
0029070976   20301101   360      400,000   3,005.07   20010201     358        399,488.11    06    753      475,000      475,000.00
0029071388   20301201   360      287,900   2,112.51   20010101     359        287,706.82          712      360,000      359,900.00
0029071396   20301201   360      279,100   2,023.67   20010101     359        278,907.92          695      350,000      348,968.00
0029071511   20301201   360      410,000   2,972.79   20010201     359        409,717.84          769      775,000              --
0029071727   20301201   360      450,000   3,420.33   20010201     359        449,720.30          704      675,000      675,000.00
0029072063   20310101   360      500,000   3,800.36   20010201     360        500,000.00          717      660,000              --
0029072410   20301201   360      318,000   2,361.15   20010201     359        317,791.97          754      410,000              --
0029072436   20301201   360      350,000   2,598.75   20010201     359        349,771.04          787      700,000      699,000.00
0029072501   20301201   360      311,250   2,365.72   20010201     359        311,056.55          734      392,000      389,090.00
0029072626   20301201   360      382,000   3,317.09   20010101     359        381,826.45          765      630,000              --
0029072675   20301201   360      491,250   3,604.62   20010101     359        490,920.38          736      655,000      655,000.00
0029072816   20301201   360      284,000   2,158.61   20010201     359        283,823.47          752      355,000      355,000.00
0029073749   20301201   360      464,000   3,526.74   20010201     359        463,711.59          687      581,000              --
0029074473   20301201   360      292,000   2,142.59   20010101     359        291,804.08          731      365,000      365,000.00
0029074556   20301201   360      612,000   4,651.65   20010201     359        611,619.60          767      765,000      765,000.00
0029074903   20301101   360      460,000   3,335.32   20010301     358        458,408.82          785      575,000              --
0029074911   20301101   360      350,000   2,568.18   20010201     358        349,400.34          761      499,000      498,500.00
0029075132   20301201   360      396,000   2,940.29   20010201     359        395,514.94          716      495,000      495,000.00
0029075793   20301101   360      314,276   2,361.05   20010101     358        313,873.82          620      394,000      392,845.00
0029076247   20301201   360      502,400   3,818.60   20010201     359        502,087.73          706      630,000      628,000.00
0029077211   20301201   360      543,950   4,086.52   20010101     359        543,603.14          761      679,950      679,950.00
0029077237   20301201   360      289,700   2,151.01   20010201     359        289,510.50          729      398,000      394,866.00
0029077252   20301201   360      308,600   2,264.40   20010201     359        308,392.93          747      390,000      385,765.00
0029077310   20301101   360      302,000   2,215.97   20010201     358        301,497.58          768      410,000      392,049.00
0029077443   20301201   360      350,000   2,598.75   20010201     359        349,771.04          778      563,000      563,000.00
0029077542   20301201   360      450,000   3,301.95   20010201     359        449,396.10          811      650,000      650,000.00
0029077591   20301201   360      479,200   3,474.54   20010201     359        478,870.21          773      615,000      599,000.00
0029077674   20301201   360      650,000   4,769.47   20010101     359        649,563.86          785    1,200,000    1,200,000.00
0029077682   20310101   360      289,150   2,172.29   20010201     360        289,150.00          715      500,000      481,945.00
0029078656   20301201   360      495,000   3,589.09   20010201     359        494,659.35          681      700,000      695,000.00
0029079001   20301201   360      330,500   2,453.96   20010201     359        329,983.80          774      415,000      413,345.00
0029079357   20301201   360      352,000   2,644.46   20010201     359        351,775.54          676      440,000      440,000.00
0029079597   20301201   360      358,000   2,848.41   20010201     359        357,799.30          662      447,769      447,769.00
0029079639   20301201   360      283,900   2,132.85   20010101     359        283,718.96          777      355,000      354,888.00
0029080264   20301201   360      285,000   2,116.12   20010201     359        284,813.57    01    775      330,000              --
0029080405   20301201   360      277,900   2,039.13   20010101     359        277,713.54    06    753      325,000      310,000.00
0029081056   20301201   360      359,200   2,635.68   20010201     359        358,958.99          764      449,000      449,000.00
0029081338   20301201   360      333,500   2,447.10   20010201     359        333,276.23    11    754      371,000      370,649.00
0029081494   20301201   360      330,000   2,421.43   20010101     359        329,778.57          791      510,000              --
0029082153   20310101   360      304,070   2,178.40   20010201     360        304,070.00          760      383,000      380,090.00
0029082187   20301201   360      325,000   2,356.48   20010201     359        324,776.33          793      735,000      735,000.00
0029082310   20301201   360      340,310   2,467.49   20010101     359        340,075.79          680      426,000      425,390.00
0029082534   20301101   360      276,950   2,154.09   20010201     358        276,621.80    06    646      292,000      291,555.00
0029082559   20301101   360      363,000   2,663.57   20010101     358        362,511.24          678      575,000              --
0029082658   20301201   360      335,000   2,487.37   20010201     359        334,780.86          757      700,000              --
0029082773   20310101   360      345,200   2,532.96   20010201     360        345,200.00          661      432,000      431,500.00
0029083391   20310101   360      349,300   2,532.67   20010201     360        349,300.00          762      525,000      499,000.00
0029083565   20301201   360      382,500   2,873.59   20010201     359        382,256.10    11    763      425,000      425,000.00
0029083706   20310101   360      344,000   2,584.36   20010201     360        344,000.00          685      430,000      430,000.00
0029084050   20301201   360      321,050   2,641.20   20010201     359        318,868.14    11    668      338,000      338,000.00
0029084548   20301201   360      500,000   3,756.34   20010201     359        499,681.16          765    1,850,000    1,800,000.00
0029084928   20301201   360      332,500   2,468.81   20010201     359        332,282.49          791      500,000      475,000.00
0029084977   20301201   360      337,000   2,561.44   20010201     359        336,790.54          777      465,000              --
0029086063   20301201   360      297,450   2,313.54   20010201     359        297,274.38          684      371,825      371,825.00
0029086071   20301201   360      311,750   2,314.73   20010201     359        311,546.08          733      390,000      389,701.00
0029086196   20301201   360      297,190   2,285.14   20010101     359        297,009.96          764      392,000      371,491.00
0029086402   20301201   360      324,900   2,527.04   20010201     359        324,708.18    35    671      361,000      361,000.00
0029086501   20301201   360      318,200   2,334.84   20010101     359        317,986.49          787      398,000      397,765.00
0029087277   20301201   360      367,150   2,694.02   20010201     359        366,829.17          749      460,000      458,965.00
0029087350   20301201   360      351,200   2,576.99   20010101     359        350,964.34          725      439,000      439,000.00
0029087475   20301201   360      314,850   2,310.26   20010201     359        314,638.74          766      535,000      496,684.00
0029087632   20301201   360      288,000   2,113.24   20010201     359        287,806.76          755      375,000      360,000.00
0029088036   20300401   352      391,500   3,025.33   20010201     351        391,247.80    06    748      450,000      435,005.00
0029088259   20301201   360      376,000   2,924.49   20010201     359        375,778.01          805      470,000      470,000.00
0029088770   20310101   360      339,000   2,487.46   20010201     360        339,000.00          754      595,000      565,000.00
0029089133   20310101   360      390,000   2,794.01   20010201     360        390,000.00          786      492,800      490,000.00
0029089141   20310101   360      303,000   2,249.77   20010201     360        303,000.00          657      420,000              --
0029089216   20301201   360      308,350   2,235.75   20010201     359        308,137.80          700      385,500      385,450.00
0029089679   20301101   360      490,000   3,595.45   20010201     358        489,340.24          703      725,000              --
0029089752   20301201   360      572,000   4,653.99   20010201     359        571,695.59          685      715,000      715,000.00
0029090487   20301201   360      375,000   2,883.43   20010201     359        374,772.82          767      615,000      625,000.00
0029091642   20310101   360      322,550   2,366.76   20010201     360        322,550.00          776      425,000      403,222.00
0029091899   20301001   360      300,000   2,253.80   20010201     357        299,422.14          782      385,000      385,000.00
0029091972   20301001   360      377,950   2,675.11   20010101     357        377,124.12    12    702      420,000      420,000.00
0029092020   20301001   360      284,000   2,083.90   20010201     357        283,423.86          799      360,000      355,000.00
0029092079   20301001   360      304,000   2,611.83   20010101     357        303,571.05          688      380,000              --
0029092103   20301201   360      336,000   2,553.85   20010201     359        335,791.15          749      422,500      420,000.00
0029092129   20301101   360      295,200   2,269.83   20010201     358        294,841.06          667      369,000      369,000.00
0029092178   20301101   360      285,000   2,191.40   20010101     358        284,653.47    11    682      300,000      300,000.00
0029092194   20301201   360      320,000   2,488.93   20010201     359        319,811.07          733      419,500      419,190.00
0029092236   20301001   360      379,600   2,952.49   20010201     357        378,692.19          739      475,000      474,533.00
0029092319   20301101   360      491,500   3,866.64   20010101     358        490,932.36          628      646,000      614,415.00
0029092368   20301101   360      452,000   3,356.08   20010201     358        451,406.66          655      580,000      565,000.00
0029092582   20301201   360      295,650   2,299.54   20010201     359        295,475.42    35    679      336,000      336,000.00
0029092616   20301001   360      280,000   2,103.55   20010201     357        279,460.66          729      470,000              --
0029092640   20301101   360      296,800   2,282.14   20010101     358        296,439.11          774      380,000              --
0029092665   20301101   360      310,000   2,247.72   20010201     358        309,571.91          784      420,000      413,000.00
0029092756   20301101   360      513,750   3,950.29   20010201     358        513,125.33          662      685,000              --
0029092772   20301101   360      394,400   3,032.59   20010101     358        393,920.45          660      495,000      493,000.00
0029092897   20301001   360      300,000   2,201.29   20010101     357        299,392.08          686      400,000              --
0029092905   20301101   360      530,000   3,981.71   20010301     358        527,328.58          746      675,000      674,000.00
0029092921   20301101   360      284,200   2,110.18   20010201     358        283,826.92    01    780      316,000      315,800.00
0029093002   20301001   360      280,000   2,152.95   20010201     357        279,487.51          727      630,000              --
0029093028   20301101   360      544,000   4,134.79   20010101     358        543,321.39          699      680,000      680,000.00
0029093051   20301201   360      550,000   3,987.88   20010101     359        549,621.50          711      730,000              --
0029093069   20301001   360      321,000   2,411.57   20010201     357        320,381.69          768      500,000      402,000.00
0029093101   20301001   360      465,600   3,375.93   20010201     357        464,632.39          790      582,000      582,000.00
0029093150   20301001   360      455,000   3,702.04   20010101     357        454,268.03          671      900,000              --
0029093200   20301001   360      463,920   3,567.14   20010201     357        463,070.87          734      580,000      579,900.00
0029093242   20301201   360      333,600   2,447.84   20010201     359        333,376.16    11    759      425,000      425,000.00
0029093267   20301001   360      373,600   2,741.35   20010201     357        372,842.93          620      469,000      467,000.00
0029093309   20301101   360      650,000   4,712.95   20010201     358        649,102.41          772      845,000      845,000.00
0029093408   20301001   360      284,500   1,989.27   20010101     357        283,862.61          716      385,000              --
0029093473   20301101   360      315,200   2,368.00   20010201     358        314,796.62          702      485,000              --
0029094133   20301101   360      400,000   2,969.99   20010201     358        399,474.91          785      530,000      530,000.00
0029094430   20301001   360      284,250   2,236.20   20010201     357        283,707.23    06    678      316,000      315,838.00
0029094471   20301001   360      308,000   2,368.25   20010201     357        307,436.25          696      550,000              --
0029094505   20301101   360      549,650   4,081.14   20010201     358        548,928.46          689      687,500      687,123.00
0029094521   20301001   360      316,600   2,406.39   20010101     357        316,005.51          675      630,000              --
0029094786   20301001   360      600,000   4,507.60   20010101     357        598,844.29          767      780,000      780,000.00
0029094901   20301201   360      520,000   3,815.58   20010201     359        519,651.09                   660,000      650,000.00
0029095080   20301201   360      400,000   2,900.28   20010201     359        399,724.72          801      575,000      590,654.00
0029095239   20301201   360      294,000   2,157.27   20010201     359        293,802.73          734      375,000      367,500.00
0029095304   20301201   360      340,200   2,525.98   20010201     359        339,977.46    01    668      385,000      378,000.00
0029095437   20301101   360      281,500   2,114.82   20010101     358        281,139.75          661      388,800              --
0029095494   20300901   360      436,000   3,352.46   20010201     356        434,932.18          784      545,000      545,000.00
0029095544   20300901   360      302,400   2,352.04   20010101     356        301,678.10          682      378,000      378,000.00
0029095551   20301101   360      407,200   3,059.16   20010201     358        406,678.89          773      509,500      509,000.00
0029095635   20301101   360      400,100   3,041.05   20010201     358        399,600.89          690      550,000      533,500.00
0029095742   20301101   360      280,000   2,103.55   20010201     358        279,641.67          715      350,000              --
0029095809   20301101   360      326,842   2,455.46   20010201     358        326,423.73          719      410,000      408,552.00
0029095833   20301101   360      371,250   2,821.77   20010201     358        370,786.89    06    692      413,000      412,500.00
0029095841   20301001   360      363,000   2,569.29   20010101     357        362,206.77          773      535,000      520,000.00
0029096005   20300701   360      350,000   2,691.20   20010201     354        348,705.05          625      440,000      486,374.00
0029096047   20301101   360      570,000   4,083.55   20010201     358        569,192.79          789      755,000      720,000.00
0029096146   20301101   360      440,000   3,305.57   20010201     358        439,436.92          755      690,000      599,000.00
0029096203   20301001   360      375,250   2,753.45   20010201     357        374,489.59          734      477,000      469,076.00
0029096245   20301101   360      337,500   2,535.52   20010101     358        337,068.09          709      450,000              --
0029096591   20301101   360      384,000   3,441.03   20010201     358        383,676.56          716      675,000              --
0029096682   20301001   360      342,700   2,574.60   20010201     357        342,039.87          743      439,000      428,397.00
0029096740   20301101   360      585,600   4,246.01   20010201     358        584,791.34          771      732,000      732,000.00
0029096757   20300901   360      380,000   2,989.46   20010101     356        379,115.85          701      475,000      475,000.00
0029096781   20301101   360      418,400   3,143.30   20010201     358        417,864.57          722      523,000      523,000.00
0029096856   20301001   360      280,000   2,128.21   20010201     357        279,474.22          792      350,000              --
0029096914   20301001   360      355,000   2,824.54   20010101     357        354,398.52          708    1,700,000              --
0029096948   20300101   360      319,200   2,426.15   20010101     348        316,725.55          716      399,000      399,000.00
0029096997   20300901   360      385,200   3,203.90   20010101     356        384,412.74    01    755      455,000      453,225.00
0029097003   20301001   360      285,000   2,527.44   20010201     357        284,628.61          644      380,000              --
0029097045   20301001   360      500,000   3,712.49   20010201     357        499,012.12          701      810,000      800,000.00
0029097060   20301001   360      297,000   2,257.41   20010201     357        296,260.34    11    738      330,000      330,000.00
0029097102   20301101   360      315,600   2,371.00   20010201     358        315,191.65          618      408,000      407,500.00
0029097151   20300901   360      450,000   3,420.33   20010101     356        448,869.42          725      705,000      670,000.00
0029097177   20301001   360      588,750   4,737.22   20010101     357        587,777.96          766      785,000              --
0029097201   20291001   360      502,850   3,516.00   20010201     345        497,000.52          779      629,000      628,585.00
0029097227   20300901   360      550,000   4,131.97   20010201     356        548,582.59          762    1,015,000      710,134.00
0029097235   20301001   360      276,900   2,129.12   20010101     357        276,393.18    01    697      321,000      307,677.00
0029097243   20300901   360      332,100   2,883.79   20010101     356        331,488.97    06    708      370,000              --
0029097268   20300901   360      604,000   4,644.24   20010201     356        602,520.74          770      762,000      755,000.00
0029097284   20300801   360      527,200   4,194.64   20010101     355        525,700.20          619      665,000      659,000.00
0029097300   20300801   360      409,600   3,149.47   20010201     355        408,341.62          630      512,000      512,000.00
0029097318   20300901   360      396,000   3,009.89   20010201     356        395,005.08          767      495,000      495,000.00
0029097326   20301001   360      553,300   4,254.40   20010101     357        552,287.28          696      730,000      742,760.00
0029097359   20300901   360      347,500   2,641.25   20010101     356        346,626.92          739      555,000      547,500.00
0029097367   20301001   360      352,000   2,675.45   20010101     357        351,339.04          660      440,000      440,000.00
0029097375   20290801   360      539,200   3,816.42   20010201     343        537,223.74          757      700,000      674,000.00
0029097383   20300701   360      296,000   2,408.35   20010201     354        295,036.70          752      377,000      370,000.00
0029097425   20291201   360      298,000   2,291.37   20010201     347        295,550.64          720      681,000              --
0029097433   20301001   360      376,000   2,791.79   20010201     357        375,257.12          735      470,000      470,000.00
0029097557   20301201   360      282,250   2,071.05   20010201     359        282,060.62          744      354,000      353,638.00
0029097680   20301101   360      374,250   2,746.11   20010101     358        373,746.10          766      582,500      582,500.00
0029097763   20301201   360      293,250   2,254.84   20010201     359        293,072.35          687      374,500      366,621.00
0029098001   20301101   360      336,000   2,465.45   20010101     358        335,547.60          678      420,000              --
0029098050   20301201   360      616,000   4,413.10   20010101     359        615,565.23          787      770,000      770,000.00
0029098076   20301101   360      369,000   2,643.57   20010101     358        368,477.43          686      619,000      619,000.00
0029098605   20301201   360      310,000   2,383.63   20010201     359        309,812.20          763      388,000              --
0029099777   20301101   360      322,000   2,279.10   20010201     358        321,532.40          756      402,500      402,500.00
0029099801   20301101   360      426,400   3,128.78   20010201     358        425,825.87          775      541,000      533,000.00
0029099827   20301101   360      312,000   2,510.43   20010101     358        311,657.29          622      390,000              --
0029100021   20301101   360      450,000   3,380.70   20010101     358        449,424.13          702      725,000      700,000.00
0029100047   20301101   360      350,000   2,660.25   20010201     358        349,563.39          739      437,500      437,500.00
0029100229   20301201   360      312,600   2,375.99   20010101     359        312,405.70          771      390,750      390,750.00
0029100328   20301201   360      412,150   2,988.37   20010201     359        411,866.36    12    682      485,000      484,932.00
0029100708   20301201   360      308,000   2,233.21   20010301     359        307,521.25          697      420,000              --
0029100716   20301101   360      300,000   2,306.74   20010101     358        299,635.23          710      375,000              --
0029100740   20301001   360      360,000   2,768.09   20010101     357        359,341.09          777      660,000      660,000.00
0029100872   20301101   360      385,000   2,791.52   20010201     358        384,468.34          755      620,000              --
0029101086   20301101   360      320,400   2,407.06   20010201     358        319,989.98          764      402,000      400,500.00
0029101185   20301101   360      307,000   2,306.39   20010201     358        306,607.13          713      458,000              --
0029101755   20301101   360      588,000   4,469.23   20010201     358        587,266.49          758    1,550,000              --
0029103140   20301201   360      400,000   3,005.07   20010201     359        399,744.93          770      503,000      500,000.00
0029103579   20301101   360      328,800   2,327.23   20010201     358        328,322.53          731      416,000      411,000.00
0029103892   20301101   360      463,100   3,398.06   20010201     358        462,476.46          750      590,000      578,903.00
0029103967   20301101   360      500,000   3,668.82   20010101     358        499,326.78          719      690,000      690,000.00
0029104072   20301101   360      300,000   2,175.21   20010201     358        299,585.73          685      410,000      409,695.00
0029104320   20301101   360      347,000   2,546.16   20010101     358        346,532.78          777      544,000      529,000.00
0029104353   20301101   360      496,000   3,726.28   20010201     358        495,365.26          692      620,000      620,000.00
0029104460   20301201   360      444,000   3,296.69   20010101     359        443,709.56          747      555,000      555,000.00
0029104858   20300701   360      415,200   3,192.53   20010101     354        413,663.84          621      525,000      519,000.00
0029105376   20301201   360      510,200   3,788.22   20010101     359        509,866.26          716      650,000      637,790.00
0029105848   20301101   360      620,000   4,603.49   20010101     358        619,186.11          787      775,000      775,000.00
0029105863   20301101   360      292,000   2,193.70   20010201     358        291,626.32          763      365,000      365,000.00
0029106259   20301201   360      329,600   2,447.27   20010201     359        329,384.40          763      412,000      412,000.00
0029106374   20301001   360      370,800   2,884.04   20010201     357        370,138.51          693      473,000      471,325.00
0029106424   20300801   360      460,000   3,455.83   20010201     355        458,513.04          747      752,000      750,000.00
0029106556   20301101   360      399,600   3,072.58   20010201     358        399,114.13          743      500,000      499,539.00
0029106572   20301101   360      293,350   2,203.85   20010101     358        292,974.58    01    640      326,000      325,983.00
0029106630   20301201   360      336,350   2,468.02   20010101     359        336,124.31          782      427,500      420,490.00
0029106705   20301201   360      485,000   3,643.64   20010201     359        484,690.74          790      970,000              --
0029106804   20300901   360      428,000   3,253.11   20010201     356        426,924.70          796      565,000      535,000.00
0029108073   20301201   360      306,400   2,221.62   20010201     359        306,189.13          786      383,000              --
0029109063   20301101   360      284,500   2,062.83   20010201     358        284,107.12          757      360,000      355,626.00
0029109139   20301201   360      621,500   4,614.63   20010201     359        621,093.44          770      888,500      888,065.00
0029109170   20301201   360      318,750   2,366.71   20010201     359        318,541.49          748      399,000      398,465.00
0029109451   20301101   360      404,000   3,142.28   20010101     358        403,160.93          730      505,000      505,000.00
0029109519   20301101   360      378,000   2,839.79   20010201     358        377,374.28          693      472,500      472,500.00
0029109543   20301101   360      340,900   2,621.23   20010101     358        340,485.50    13    729      382,000      378,825.00
0029109642   20301201   360      376,000   2,791.79   20010201     359        375,754.04          725      475,500      476,038.00
0029110285   20301101   360      337,300   2,416.46   20010201     358        336,822.34          698      423,000      421,720.00
0029110293   20301201   360      324,000   2,462.64   20010201     359        323,798.61          732      405,000              --
0029110301   20301101   360      332,000   2,552.79   20010201     358        331,596.32          756      415,000              --
0029110335   20301101   360      351,200   2,485.77   20010201     358        350,690.00          697      440,000      439,000.00
0029110384   20301101   360      350,000   2,598.74   20010201     358        349,540.54          714      525,000      500,000.00
0029110459   20301201   360      312,000   2,343.95   20010201     359        311,801.04          783      392,000      390,000.00
0029111267   20301201   360      310,800   2,334.94   20010201     359        310,601.81          754      542,000      532,848.00
0029111481   20301101   360      461,850   3,388.90   20010201     358        461,228.13          763      578,000      577,336.00
0029113503   20300801   360      440,000   3,461.49   20010201     355        438,715.63          763      560,000      550,000.00
0029113628   20300901   360      450,000   3,380.70   20010201     356        448,840.31          769      865,000      830,000.00
0029113677   20300901   360      304,000   2,257.19   20010201     356        303,196.43          754      380,000              --
0029113685   20301101   360      600,000   4,613.48   20010101     358        599,270.46          737    1,500,000    1,550,000.00
0029113768   20300901   360      700,000   5,382.39   20010201     356        695,419.68          777    1,450,000    1,405,449.00
0029113826   20300901   360      422,000   3,282.27   20010201     356        420,992.59          769      720,000              --
0029113925   20301001   360      300,000   2,227.49   20010201     357        299,407.26          774      400,000      399,900.00
0029113982   20300901   360      334,500   2,572.02   20010201     356        333,680.77    35    763      390,000              --
0029114048   20300801   360      400,000   3,075.65   20010101     355        398,771.09          757      815,000      815,000.00
0029114089   20301001   360      306,000   2,325.83   20010201     357        305,425.40          788      400,000      382,500.00
0029114188   20300901   360      475,000   3,652.34   20010101     356        473,836.69          671      900,000      900,000.00
0029114816   20301201   360      650,000   4,940.47   20010201     359        649,595.99          713      820,000      820,000.00
0029114972   20301101   360    1,000,000   7,600.73   20010101     358        998,752.54          735    1,700,000    2,100,000.00
0029115045   20300301   360      303,200   2,331.35   20010201     350        301,303.52          748      380,000      379,000.00
0029115086   20300901   360      320,000   2,488.93   20010201     356        319,236.09    35    673      360,000      360,000.00
0029115169   20300801   360      345,000   2,652.75   20010101     355        343,940.05          753      490,000      480,000.00
0029116308   20300801   360      350,000   2,691.20   20010201     355        348,924.70          676      505,000      490,000.00
0029116571   20301101   360      352,000   2,552.24   20010201     358        351,513.92          699      450,000      440,000.00
0029116613   20301101   360      468,000   3,515.93   20010101     358        467,401.09          748      585,000      585,000.00
0029116704   20301101   360      488,000   3,795.62   20010201     358        487,421.69          725      610,000      610,000.00
0029116795   20301001   360      312,400   2,570.04   20010301     357        300,918.02          741      390,500      390,500.00
0029116878   20301101   360      292,000   2,168.09   20010201     358        291,616.68          751      373,000      365,000.00
0029116894   20301101   360      328,000   2,435.39   20010201     358        327,569.42          754      410,000      410,000.00
0029116910   20301101   360      314,600   2,308.42   20010101     358        314,176.41          671      415,000      393,822.00
0029116969   20301101   360      298,800   2,218.58   20010201     358        298,407.76          695      374,000      373,500.00
0029116993   20301101   360      451,500   3,431.73   20010101     358        450,936.77          643      565,000              --
0029117017   20301101   360      373,000   2,967.76   20010301     358        372,580.23    06    776      430,000              --
0029117082   20301101   360      310,400   2,304.71   20010101     358        309,992.53          675      388,000      388,000.00
0029117934   20301101   360      352,000   2,644.46   20010101     358        351,549.54          740      440,000              --
0029118007   20301101   360      400,000   3,111.16   20010101     358        399,525.98          730      503,000      500,000.00
0029118080   20301001   360      308,430   2,426.42   20010201     357        307,418.55    01    662      343,000      343,525.00
0029118106   20301101   360      335,700   2,581.24   20010201     358        335,291.82    06    649      373,000              --
0029118148   20301101   360      492,000   3,610.12   20010201     358        491,337.56          714      620,000      615,000.00
0029118213   20301101   360      296,400   2,200.76   20010201     358        296,010.91    01    743      331,000      329,377.00
0029118296   20301101   360      338,400   2,453.64   20010101     358        337,932.69          718      423,000      423,000.00
0029118353   20301101   360      438,750   3,257.71   20010201     358        438,174.04          689      785,000              --
0029118494   20301101   360      301,950   2,268.45   20010301     358        301,563.59          733      380,000      377,490.00
0029118684   20300901   360      410,000   3,152.55   20010201     356        408,995.87          766      590,000      590,000.00
0029118759   20301001   360      320,400   2,378.97   20010201     357        319,720.92    06    703      356,000      356,000.00
0029119013   20301101   360      300,000   2,253.80   20010201     358        299,616.08          770      415,000      400,000.00
0029119104   20301001   360      312,000   2,235.21   20010201     357        311,335.10          663      395,000      399,022.00
0029120078   20301201   360      279,900   2,102.80   20010101     359        279,721.51    06    709      311,000              --
0029120136   20301001   360      355,850   2,736.18   20010101     357        355,198.68          659      450,000      449,892.00
0029120151   20301101   360      303,200   2,251.25   20010101     358        302,801.98          735      379,000      379,000.00
0029120185   20301001   360      328,000   2,464.16   20010101     357        327,368.19          689      410,000      410,000.00
0029120201   20301001   360      496,000   3,769.96   20010201     357        495,068.66          699      625,000      620,000.00
0029120243   20301001   360      360,000   2,800.04   20010101     357        359,357.76    01    624      400,000              --
0029120268   20301101   360      292,000   2,245.23   20010201     358        291,644.95          718      365,000      365,000.00
0029120292   20301001   360      393,200   2,953.98   20010201     357        372,303.33          784      492,000      491,500.00
0029120466   20301001   360      319,200   2,454.37   20010201     357        318,615.75          666      399,000      399,000.00
0029120540   20301001   360      279,200   2,097.54   20010201     357        278,662.20          755      349,000      349,000.00
0029120599   20301001   360      276,000   2,171.29   20010101     357        275,520.13          625      345,000              --
0029120631   20301001   360      370,000   2,877.82   20010101     357        369,339.94          660      525,000              --
0029120714   20301001   360      404,000   3,106.41   20010201     357        403,260.54          662      505,000              --
0029120722   20301001   360      500,000   3,756.33   20010101     357        499,036.90          755      670,000              --
0029120730   20301001   360      496,350   3,772.62   20010301     357        495,418.00          757      625,000      620,487.00
0029120789   20301001   360      399,000   3,032.69   20010101     357        398,250.79          766      499,000              --
0029120961   20301001   360      328,000   2,464.15   20010101     357        327,368.20          683      410,000      410,000.00
0029121001   20301001   360      341,600   2,596.41   20010201     357        340,958.56          653      427,000              --
0029121035   20301101   360      336,800   2,530.27   20010201     358        336,368.98          733      421,000              --
0029121068   20301001   360      336,000   2,825.27   20010101     357        335,500.23          693      420,000              --
0029121621   20300801   360      310,000   2,383.64   20010201     355        309,047.56          780      551,000      547,000.00
0029121639   20301001   360      500,000   3,756.34   20010101     357        499,036.89          703      700,000      700,000.00
0029121662   20301001   360      360,000   2,736.26   20010101     357        359,324.01          617      450,000      450,000.00
0029121738   20300901   360      350,000   2,629.44   20010201     356        348,493.86          658      500,000              --
0029121746   20301001   360      337,500   2,655.11   20010101     357        336,913.21    06    631      375,000      375,000.00
0029121779   20300901   360      544,000   4,231.18   20010201     356        542,701.36          765      680,000      680,000.00
0029121811   20301101   360      600,000   4,507.60   20010201     358        599,232.17          702    1,650,000    1,620,000.00
0029121878   20300801   360      375,000   2,817.25   20010201     355        373,787.75          764      540,000      537,500.00
0029121894   20300901   360      348,000   2,614.41   20010201     356        347,103.16          782      440,000      435,000.00
0029121944   20300801   360      427,000   3,207.91   20010201     355        425,619.73          748      534,000      534,000.00
0029121993   20301001   360      320,000   2,432.24   20010201     357        319,399.11          779      405,000      400,000.00
0029122041   20301101   360      455,000   3,418.27   20010201     358        454,417.72          645      650,000              --
0029122066   20300801   360      385,000   2,960.32   20010201     355        369,439.12          781      550,000              --
0029122090   20300901   360      350,000   2,660.26   20010201     356        349,120.64          744      578,000      574,000.00
0029122157   20301101   360      292,000   2,168.09   20010101     358        291,282.52          631      365,000      365,000.00
0029122918   20300901   360      348,200   2,833.07   20010101     356        347,450.27          695      440,000              --
0029122926   20300801   360      415,000   3,191.00   20010201     355        413,724.97          735      560,000              --
0029122942   20301001   360      420,000   3,192.30   20010201     357        419,211.35          771      525,000      525,000.00
0029122975   20300901   360      383,000   2,911.08   20010201     356        382,280.83          737      520,000              --
0029122991   20300901   360      279,900   2,152.19   20010201     356        277,834.10          770      355,000      350,000.00
0029123023   20301001   360      296,000   2,249.82   20010201     357        295,444.18          758      413,000      413,000.00
0029123031   20301001   360      308,000   2,313.90   20010201     357        307,406.72          742      385,000              --
0029123056   20301101   360      312,000   2,316.60   20010301     358        311,312.36          800      390,000      390,000.00
0029123064   20301001   360      328,000   2,493.04   20010201     357        327,384.10          760      415,000      410,000.00
0029123072   20301001   360      364,900   2,773.51   20010101     357        364,214.80          660      460,000              --
0029123080   20300901   360      376,800   2,964.29   20010201     356        375,923.31          705      471,000      478,395.00
0029123098   20301001   360      305,000   2,345.19   20010201     357        304,441.75          672      385,000      382,690.00
0029123239   20301001   360      284,000   2,183.72   20010101     357        283,480.18          628      355,000              --
0029123460   20301101   360      309,600   2,325.92   20010201     358        309,203.79          712      389,000      387,000.00
0029123593   20301101   360      336,000   2,524.26   20010201     358        335,570.01          754      420,000      420,000.00
0029123627   20300801   360      420,000   3,341.71   20010101     355        418,805.16          676      530,000      526,424.00
0029123635   20300801   360      432,000   3,245.48   20010201     355        430,603.54          701      540,000      540,000.00
0029123718   20301001   360      520,000   3,906.59   20010101     357        518,998.37          757      650,000      650,000.00
0029123965   20300901   360      302,800   2,274.84   20010201     356        301,211.36          703      380,000      378,500.00
0029124013   20301101   360      500,000   3,756.34   20010201     358        499,360.13          639      740,000              --
0029124310   20301001   360      640,000   4,864.47   20010201     357        638,798.24          782      810,000      800,000.00
0029124625   20300801   360      500,000   3,888.95   20010101     355        498,502.63          775      975,000      915,000.00
0029124914   20301101   360      281,250   2,137.71   20010101     358        280,899.14          742      375,000              --
0029124955   20300501   360      315,000   2,394.23   20010201     352        313,394.86          770      566,000      565,900.00
0029135043   20301201   360      500,000   3,668.83   20010201     359        499,664.50          760      639,000      639,000.00
0029138567   20301201   360      320,000   2,404.06   20010201     359        319,795.94          781      400,000      400,000.00
0029139938   20301201   360      348,300   2,525.42   20010201     359        348,060.30    11    768      390,000      387,000.00
0029139979   20301201   360      420,000   3,008.94   20010201     359        419,703.56          727      607,000      606,555.00
0029140027   20301201   360      367,650   2,729.80   20010201     359        367,409.50          765      460,000      459,601.00
0029140043   20301201   360      300,000   2,201.30   20010201     359        299,798.70          749      397,000      396,457.00
0029140068   20301201   360      698,200   5,184.12   20010201     359        697,743.28          773      931,000      930,990.00
0029140092   20301201   360      284,950   2,090.87   20010201     359        284,758.80    35    694      300,000      299,966.00
0029140613   20301201   360      311,400   2,312.14   20010201     359        311,196.30    11    707      346,000      366,000.00
0029140712   20301201   360      304,450   2,207.48   20010201     359        304,240.47    11    698      338,500      338,323.00
0029140746   20301201   360      500,000   3,668.83   20010101     359        499,664.50          771      625,000      625,000.00
0029140761   20301201   360      315,250   2,313.20   20010201     359        315,037.92          720      395,000      394,115.00
0029140779   20301201   360      376,000   2,824.77   20010101     359        375,760.23          732      470,000      470,000.00
0029143088   20301201   360      593,850   4,409.32   20010101     359        593,461.54          717      792,000      791,850.00
0029143120   20301201   360      380,000   2,821.49   20010201     359        379,751.43          764      535,000      510,000.00
0029143427   20301201   360      301,450   2,211.94   20010101     359        301,247.73          683      377,000      376,828.00
0029143559   20301201   360      345,150   2,653.91   20010101     359        344,940.90          660      432,000      431,539.00
0029143674   20301201   360      328,250   2,408.59   20010101     359        328,029.74          718      414,000      410,350.00
0029143716   20301201   360      387,000   2,907.41   20010201     359        386,607.85          754      557,500      557,073.00
0029143948   20301201   360      300,000   2,175.21   20010101     359        299,793.54          700      469,500      468,854.00
0029144359   20301201   360      308,700   2,346.35   20010101     359        308,508.12          703      386,000      385,990.00
0029144466   20301201   360      294,900   2,267.53   20010101     359        294,721.35          788      385,000      384,906.00
0029144532   20301201   360      309,250   2,269.17   20010201     359        309,042.50          760      390,000      386,590.00
0029144540   20301201   360      472,000   3,587.55   20010201     359        471,294.17          791      590,000      590,000.00
0029144656   20301201   360      349,950   2,598.37   20010101     359        349,721.08          634      438,000      437,444.00
0029144839   20301201   360      440,000   3,344.32   20010101     359        439,726.51          745      583,500      583,491.00
0029144888   20301201   360      298,750   2,270.72   20010201     359        298,564.31          761      374,000      373,490.00
0029145281   20301201   360      329,750   2,506.34   20010201     359        329,545.04          759      415,000      412,210.00
0029145323   20301201   360      410,200   3,045.73   20010201     359        409,931.67          706      526,000      525,599.00
0029152519   20301201   360      365,000   2,774.27   20010101     359        364,773.13          646      457,000      456,265.00
0029152527   20301201   360      293,000   2,175.52   20010201     359        292,808.33          771      399,000      398,310.00
0029157831   20300801   360      360,000   2,832.12   20010201     355        358,746.25          754      450,000      450,000.00
0029157963   20300801   360      353,550   2,813.01   20010201     355        352,544.17    06    703      395,000      392,860.00
0029158193   20300801   360      305,100   2,292.11   20010201     355        304,099.48    06    735      340,000      339,000.00
0029167608   20300601   360      297,000   2,470.30   20010201     353        295,925.15    12    654      349,000      330,000.00
0029169844   20300801   360      284,000   2,466.11   20010201     355        283,344.10          749      440,000              --
0029172319   20300801   360      292,950   2,175.15   20010201     355        291,978.77          773      422,000      418,500.00
0029179843   20300801   360      316,000   2,429.77   20010201     355        313,502.03          752      515,000              --
6000698107   20301201   360      480,000   3,606.08   20010201     359        479,693.92          713      640,000      640,000.00
6001051603   20301201   360      333,750   2,507.36   20010101     359        333,537.17          771      445,000              --
6001055141   20301201   360      376,000   2,824.77   20010201     359        375,760.23          684      511,000              --
6001453866   20301201   360      395,100   2,933.61   20010201     359        394,841.55    13    790      439,000      439,000.00
6003467138   20301201   360      557,556   4,188.74   20010201     359        557,200.46          617      697,000      696,945.00
6004338668   20310101   360      352,000   2,491.44   20010201     360        352,000.00          716      440,000      440,000.00
6004557200   20301201   360      400,000   2,900.28   20010101     359        399,724.72          647      515,000      504,000.00
6005111692   20301201   360      352,000   2,582.86   20010201     359        351,763.81          665      440,000      440,000.00
6005598120   20310101   360      490,000   3,681.21   20010201     360        490,000.00          789      820,000              --
6009786671   20301201   360      315,000   2,366.49   20010201     359        314,799.14          752      420,000      420,000.00
6010595830   20301201   360      304,000   2,283.86   20010201     359        303,806.14          633      380,500              --
6011192371   20301201   360      400,000   2,935.06   20010201     359        399,731.61          767      500,000      500,000.00
6016523661   20301201   360      300,000   2,253.80   20010201     359        299,807.50          764      375,000      375,000.00
6017826980   20301201   360      508,000   3,771.89   20010101     359        507,667.69          650      640,000      635,000.00
6017834497   20310101   360      568,000   4,167.79   20010201     360        568,000.00          709      710,000              --
6018957719   20301201   360      370,000   2,812.27   20010101     359        369,770.02          770      710,000      710,000.00
6022134123   20301201   360      316,000   2,291.22   20010201     359        315,782.53          707      400,000      395,000.00
6023253716   20301201   360      375,000   2,817.26   20010201     359        374,760.87          676      540,000              --
6024110303   20310101   360    1,000,000   7,424.98   20010201     360      1,000,000.00          784    2,200,000    2,200,000.00
6024155639   20310101   360      480,000   3,480.34   20010201     360        480,000.00          756      600,000      600,000.00
6026150026   20301201   360      512,000   3,756.88   20010201     359        511,656.45          729      640,000      640,000.00
6026726122   20310101   360      432,000   3,132.30   20010201     360        432,000.00          783      540,000      540,000.00
6028019633   20310101   360      383,600   2,814.73   20010201     360        383,600.00          736      480,000      479,500.00
6028170840   20310101   360      383,200   2,778.47   20010201     360        383,200.00          765      484,000      479,000.00
6031065417   20310101   360      430,000   3,192.74   20010201     360        430,000.00          762      670,000      670,000.00
6034151305   20301201   360      324,900   2,440.87   20010201     359        324,692.82    12    753      362,000      361,053.00
6037123400   20260101   300      295,920   2,333.19   20010201     300        295,920.00          778      370,000      369,900.00
6038450745   20301201   360      417,600   3,137.29   20010201     359        417,333.71          704      522,000      522,000.00
6038618333   20301201   360      410,000   2,972.79   20010201     359        409,717.84          774      569,000      569,000.00
6038919269   20301201   360      352,000   2,582.86   20010201     359        351,763.81          737      440,000      440,000.00
6041014694   20301201   360      321,050   2,440.22   20010201     359        320,850.44    12    667      357,000      356,744.00
6041423358   20310101   360      376,000   2,726.27   20010201     360        376,000.00          723      470,000      470,000.00
6041830768   20310101   360      350,000   2,598.75   20010201     360        350,000.00          663      680,000              --
6043454104   20310101   360      300,000   2,253.80   20010201     360        300,000.00          714      435,000      400,000.00
6043823423   20301201   360      618,750   4,486.37   20010201     359        618,324.18          755      825,000      825,000.00
6044790480   20301201   360      485,000   3,558.76   20010201     359        484,674.57          664      726,000              --
6044841473   20310101   360      340,000   2,465.24   20010201     360        340,000.00          635      730,935      730,935.00
6045075352   20310101   360      540,000   4,009.49   20010201     360        540,000.00          725      675,000      675,000.00
6046347859   20301201   360      351,900   2,643.71   20010201     359        351,675.60          679      440,000      439,900.00
6047713067   20301201   360      360,000   2,800.05   20010201     359        359,787.45    01    724      400,000      400,000.00
6049936914   20301201   360      280,000   2,054.55   20010201     359        279,812.12          777      360,000      350,000.00
6052188924   20301101   360      326,000   2,449.13   20010201     358        325,582.81          696      560,000              --
6053123490   20301201   360      395,500   2,867.65   20010201     359        395,095.47          751      580,000      540,459.00
6053354608   20301201   360      483,000   3,628.62   20010201     359        482,692.00          797      690,000      690,000.00
6053414196   20301201   360      350,000   2,598.75   20010101     359        349,771.04          668      464,000      464,000.00
6053422306   20301201   360      376,000   2,791.79   20010201     359        375,754.04          706      480,000      470,000.00
6053982416   20301201   360      295,079   2,216.83   20010201     359        294,890.84    13    679      315,000      310,610.00
6054292807   20301201   360      592,000   4,190.14   20010201     359        591,571.53          727      740,000      740,000.00
6055726589   20310101   360      450,000   3,301.95   20010201     360        450,000.00          704      610,000      600,000.00
6056349167   20301201   360      352,000   2,552.25   20010201     359        351,310.00          777      442,000      440,000.00
6057746023   20301201   360      504,000   3,742.19   20010101     359        503,670.31          747      630,000      630,000.00
6058634178   20301201   360      439,000   3,298.07   20010201     359        438,628.25          765      600,000      549,000.00
6059319647   20301201   360      590,000   4,175.99   20010201     359        589,572.97          684      775,000      770,000.00
6061833791   20301201   360      891,998   6,858.70   20010201     359        891,457.62          710    1,180,000    1,114,998.00
6063002189   20310101   360      366,800   2,755.65   20010201     360        366,800.00          758      458,500      461,516.00
6063298019   20301201   360      303,750   2,228.81   20010201     359        303,546.19    12    769      340,000      337,500.00
6063559634   20301201   360      319,200   2,398.05   20010201     359        318,996.45    13    716      336,000      336,000.00
6064690511   20301201   360      290,000   2,178.68   20010201     359        289,815.07          783      493,000      492,500.00
6065009208   20301201   360      650,000   4,656.68   20010201     359        649,541.24          769      960,000      903,652.00
6066509727   20301201   360      328,000   2,464.16   20010201     359        327,790.84          723      412,000      410,000.00
6066826501   20301201   360      350,000   2,598.75   20010201     359        349,771.04          764      550,000      550,000.00
6067793437   20301201   360      280,000   2,079.00   20010101     359        279,816.83          622      351,000              --
6069068663   20301201   360      600,000   4,402.59   20010201     359        599,597.41          703      865,000      865,000.00
6069890835   20301201   360      364,000   2,734.62   20010101     359        363,767.88          665      710,000      455,000.00
6070335853   20301201   360      450,000   3,262.82   20010101     359        449,690.30          809      890,000      890,000.00
6070636177   20310101   360      548,000   4,021.04   20010201     360        548,000.00          689      685,000      685,000.00
6071158031   20301201   360      333,000   2,501.72   20010201     359        332,787.66          667      665,000              --
6072016709   20310101   360      550,000   4,180.40   20010201     360        550,000.00          665    1,800,000              --
6072817577   20301201   360      406,400   3,053.15   20010101     359        406,140.85          710      552,000      508,000.00
6074411817   20310101   360      440,000   3,266.99   20010201     360        440,000.00          731      555,000      550,000.00
6080618942   20301201   360      365,808   2,652.37   20010201     359        365,556.25          718      500,000      457,260.00
6080939165   20310101   360      461,000   3,422.92   20010201     360        461,000.00          790      577,000      576,379.00
6080991018   20310101   360      536,000   3,932.98   20010201     360        536,000.00          660      690,000      670,000.00
6082076149   20301201   360      308,800   2,212.29   20010101     359        308,582.04          733      400,000      386,000.00
6083210945   20301201   360      520,000   3,906.59   20010201     359        519,668.41          727      650,000      687,500.00
6083254786   20301201   360      354,400   2,662.49   20010201     359        354,174.01          696      443,000      443,000.00
6085518386   20301201   360      307,200   2,334.95   20010201     359        307,009.05          789      384,000      384,000.00
6086646038   20310101   360      300,000   2,253.80   20010201     360        300,000.00          765      535,000      535,000.00
6087328909   20301201   360      292,140   2,194.76   20010201     359        291,953.70          700      820,000              --
6088626632   20301201   360      402,000   3,091.04   20010201     359        401,756.46          756      505,000      503,000.00
6089301326   20301201   360      335,920   2,435.66   20010201     359        335,688.82          803      433,000      419,900.00
6089357922   20301201   360      355,000   2,604.87   20010201     359        354,761.80          698      482,000              --
6091331311   20301201   360      318,400   2,392.04   20010201     359        318,196.96          700      398,000      398,000.00
6091345279   20301201   360    1,000,000   7,512.67   20010101     359        999,362.33          778    2,100,000              --
6091424744   20310101   360      303,716   2,281.72   20010201     360        303,716.00          778      383,000      379,645.00
6092319612   20310101   360      644,000   4,838.16   20010201     360        644,000.00          780      810,000      805,000.00
6092506945   20301201   360      400,000   2,900.28   20010101     359        399,724.72          734      722,500      718,056.00
6092694758   20301201   360      450,000   3,341.24   20010201     359        449,705.58          756      815,000      850,000.00
6092996799   20301201   360      360,000   2,736.27   20010201     359        359,776.23          628      451,500      451,798.00
6094585400   20301201   360      963,500   7,323.30   20010201     359        962,901.13          786    1,900,000              --
6094708143   20301201   360      470,000   3,530.96   20010201     359        469,700.29    12    725      553,000              --
6095154172   20301201   360      358,850   2,695.93   20010201     359        358,621.16          640      455,000      502,468.00
6095539042   20310101   360      525,000   4,036.80   20010201     360        525,000.00          791      750,000              --
6095813934   20310101   360      433,200   3,141.01   20010201     360        433,200.00          754      550,000      541,500.00
6095980550   20301201   360      363,632   2,636.59   20010201     359        363,381.75          786      460,000      454,540.00
6096735052   20301201   360      380,000   2,788.31   20010101     359        379,745.02          806      475,000      475,000.00
6097538836   20301201   360      392,000   2,910.59   20010201     359        391,743.58          757      505,000      490,000.00
6098693523   20310101   360      352,000   2,552.25   20010201     360        352,000.00          754      440,000      440,000.00
6098978742   20310101   360      380,000   2,788.31   20010201     360        380,000.00    12    709      442,000      442,000.00
6099275841   20310101   360      620,000   4,603.49   20010201     360        620,000.00          704      900,000              --
6099483551   20300701   360      332,100   2,642.34   20010101     354        330,962.04    06    611      370,000      369,000.00
6099487701   20310101   360      546,000   4,006.36   20010201     360        546,000.00          801      685,023      682,500.00
6099944032   20310101   360      386,100   2,900.65   20010201     360        386,100.00    01    621      430,000      429,000.00
6099990266   20301201   360      319,200   2,342.18   20010201     359        318,985.82          766      410,000      399,000.00
6101547476   20310101   360      399,900   2,899.56   20010201     360        399,900.00          718      575,000              --
6101609003   20301201   360      612,000   4,384.45   20010101     359        611,568.05          703      765,000      765,000.00
6103462492   20301201   360      481,300   3,615.85   20010101     359        480,993.09          688      765,000              --
6103530678   20301201   360      300,000   2,175.21   20010101     359        299,793.54          601      375,000      375,000.00
6104001356   20301201   360      490,000   3,595.45   20010201     359        489,671.22          780      700,000              --
6104083008   20310101   360      398,000   2,885.78   20010201     360        398,000.00          681      513,000      513,000.00
6108308807   20301201   360      439,200   3,261.05   20010201     359        438,912.70          765      550,000      549,000.00
6109812310   20301201   360    1,000,000   7,600.73   20010201     359        999,378.44          732    1,650,000              --
6111135122   20301201   360      460,000   3,455.83   20010201     359        459,706.67          783      700,000              --
6111880453   20301201   360      312,000   2,343.96   20010201     359        311,801.04          769      390,000      390,000.00
6113906397   20310101   360      516,000   3,876.54   20010201     360        516,000.00          725      745,000              --
6113933425   20301201   360      368,000   2,700.26   20010101     359        367,753.07          753      460,000      460,000.00
6114888297   20301201   360      305,600   2,295.88   20010201     359        305,405.12          678      382,000      382,000.00
6116463438   20301201   360      496,300   3,728.54   20010201     359        495,983.52          750      621,000      620,462.00
6117012150   20301201   360      553,210   4,107.57   20010201     359        552,848.12          782    1,100,000              --
6117860780   20310101   360      370,000   2,618.84   20010201     360        370,000.00          629      465,000      470,172.00
6118845749   20310101   360      424,000   3,074.30   20010201     360        424,000.00          640      530,000      530,000.00
6119047691   20301201   360      592,000   4,139.35   20010201     359        591,560.65          673      740,000              --
6122668129   20301201   360      850,000   6,089.51   20010201     359        849,400.07          697    3,125,000              --
6122861484   20310101   360      340,000   2,465.24   20010201     360        340,000.00          763      455,000      443,913.00
6123042902   20310101   360      346,500   2,512.37   20010201     360        346,500.00    12    752      385,000      385,000.00
6123086560   20301201   360      800,000   6,010.14   20010101     359        799,489.86          697    1,750,000              --
6123324896   20301201   360      543,200   4,080.89   20010201     359        542,853.61          767      679,000      679,000.00
6123581677   20301201   360      463,920   3,363.75   20010101     359        463,600.73          722      585,000      579,900.00
6124258689   20301201   360      296,250   2,148.02   20010201     359        296,046.12          687      395,000              --
6126800231   20301201   360      375,000   2,817.26   20010201     359        374,760.86          766      630,000      619,950.00
6129157449   20301201   360      491,000   3,560.10   20010101     359        490,662.09          716      625,000      619,950.00
6129916687   20310101   360      368,000   2,764.67   20010201     360        368,000.00          702      460,000      460,000.00
6132042265   20310101   360      318,750   2,422.74   20010201     360        318,750.00          653      425,000      425,000.00
6132901783   20301201   360      304,000   2,230.65   20010101     359        303,796.02          685      380,000      380,000.00
6133195104   20301201   360      347,000   2,516.00   20010201     359        346,761.19          762      434,000      433,800.00
6134561809   20310101   360    1,000,000   7,164.13   20010201     360      1,000,000.00          693    1,690,000    1,538,885.00
6134604708   20301201   360      348,000   2,614.41   20010201     359        347,778.09          778      435,000      435,000.00
6135064241   20301201   360      476,000   3,617.95   20010201     359        475,704.13          640      825,000              --
6135175831   20310101   360      600,000   4,402.59   20010201     360        600,000.00          727      760,000      750,000.00
6135205018   20301201   360      298,039   2,186.91   20010201     359        297,839.02          676      373,000      372,549.00
6135272281   20301201   360      450,000   3,301.95   20010101     359        449,698.05          718      625,000      625,000.00
6135292438   20310101   360      576,000   4,176.40   20010301     360        576,000.00          748      721,000      720,000.00
6138160392   20301201   360      385,000   2,892.38   20010101     359        384,754.50          660      563,000              --
6138680928   20301201   360      400,000   3,040.29   20010201     359        399,291.67          686      550,000              --
6139532490   20301201   360      375,000   2,817.26   20010201     359        374,760.87          783      950,000              --
6140364107   20310101   360      296,000   2,223.75   20010201     360        296,000.00          786      370,000      370,000.00
6141823143   20301201   360      325,000   2,441.62   20010101     359        324,792.76          734      725,000      725,000.00
6144176085   20301201   360      445,000   3,343.14   20010201     359        444,716.24          797    1,288,000    1,288,000.00
6146793879   20310101   360      600,000   4,298.48   20010201     360        600,000.00          717      859,400              --
6146912115   20301201   360      290,000   2,127.92   20010201     359        289,805.41          719      470,000              --
6147677931   20301201   360      553,000   4,203.20   20010101     359        552,656.28          663      795,000              --
6150364682   20310101   360      359,000   2,634.22   20010201     360        359,000.00          713      459,000      459,000.00
6150639984   20301201   360      312,000   2,343.96   20010201     359        311,801.04          714      420,000      390,000.00
6151121149   20310101   360      415,000   3,154.30   20010201     360        415,000.00          699      560,000      560,000.00
6153655003   20301201   360      369,600   2,841.91   20010201     359        369,376.09          722      462,000      462,000.00
6154147604   20301201   360      378,000   2,806.64   20010201     359        377,752.73          759      550,000      568,179.00
6156402197   20310101   360      390,000   2,861.69   20010201     360        390,000.00          697      490,000      490,000.00
6158669017   20301201   360      532,500   3,861.00   20010201     359        532,133.53          698      710,000      710,000.00
6159104725   20310101   360      315,000   2,478.11   20010201     360        315,000.00          763      450,000              --
6160111008   20310101   360      441,550   3,317.22   20010201     360        441,550.00          697      610,000              --
6160287162   20301201   360      300,000   2,149.24   20010201     359        299,788.26          727      690,000              --
6160947153   20301201   360      415,000   3,045.13   20010201     359        414,721.54          789      525,000              --
6165096683   20301201   360      338,000   2,509.65   20010201     359        337,778.89          740      628,000              --
6170640566   20301201   360      500,000   3,625.35   20010201     359        499,655.90          695      679,000      679,000.00
6172225002   20310101   360      335,300   2,431.16   20010201     360        335,300.00          790      487,000      479,000.00
6172462456   20301201   360      350,000   2,629.44   20010201     359        349,776.81          726      500,000      504,218.00
6174356839   20301001   360      555,000   4,218.41   20010201     357        553,957.85          606      740,000      740,000.00
6175376737   20301201   360      276,000   2,025.20   20010101     359        275,814.80          789      345,000      345,000.00
6176385117   20301201   360      375,000   2,784.37   20010101     359        374,754.69          679      515,000      495,000.00
6177158117   20310101   360      318,720   2,283.35   20010201     360        318,720.00          728      401,000      398,400.00
6177565659   20301201   360      300,000   2,175.21   20010201     359        299,768.75          750      500,000              --
6177767057   20301201   360      390,000   2,861.69   20010201     359        389,738.31          752      565,000              --
6178074800   20310101   360      644,800   4,787.63   20010201     360        644,800.00          761      806,000      806,000.00
6178490402   20310101   360      350,000   2,660.26   20010202     360        350,000.00          724      700,000              --
6178918501   20301201   360      447,200   3,320.45   20010201     359        446,907.47          717      559,000      559,000.00
6179240061   20301201   360      400,000   3,146.81   20010201     359        399,769.86          724    1,094,000    1,075,240.00
6180513894   20301201   360      295,200   2,140.41   20010101     359        294,996.84          743      369,000      369,000.00
6181547032   20301201   360    1,000,000   7,250.70   20010201     359        999,311.80          789    1,550,000    1,550,000.00
6182554953   20301201   360      535,000   3,925.65   20010101     359        534,641.02          660      690,000              --
6182614385   20301201   360      295,000   2,164.61   20010201     359        294,802.06          727      450,000      435,000.00
6183603494   20310101   360      590,850   4,438.86   20010201     360        590,850.00          647      740,000      738,572.00
6184917737   20310101   360      424,000   3,037.59   20010201     360        424,000.00          788      535,000      530,201.00
6184995782   20301201   360      375,600   2,723.37   20010201     359        375,341.51          742      510,000              --
6186627656   20301201   360      535,000   3,972.37   20010201     359        534,650.03          711      700,000      700,000.00
6191826095   20301201   360      386,100   2,766.07   20010201     359        385,827.49    06    613      429,000      429,000.00
6191906905   20310101   360      416,000   3,052.47   20010201     360        416,000.00          795      520,000      520,000.00
6192603030   20310101   360      700,000   5,197.49   20010201     360        700,000.00          600    1,107,000              --
6193154090   20301201   360      332,741   2,412.61   20010201     359        332,512.00          750      440,000              --
6195350779   20301201   360      856,000   6,355.78   20010201     359        855,440.05          704    1,875,000              --
6196176256   20301201   360      650,000   4,826.24   20010301     359        649,574.80          774    1,586,000              --
6196182312   20310101   360      450,000   3,262.82   20010201     360        450,000.00          770    2,300,000              --
6196352857   20301201   360      684,000   5,198.90   20010201     359        683,574.85          762      855,000      855,000.00
6198407592   20310101   360      579,200   4,300.55   20010201     360        579,200.00          745      725,000      724,000.00
6199091429   20301201   360      380,800   2,827.43   20010201     359        380,550.90          769      476,000      476,000.00
6199448330   20310101   360      332,000   2,436.10   20010201     360        332,000.00          689      432,000      415,000.00
6201666556   20301201   360      340,000   2,584.25   20010201     359        339,772.92          782      425,000      425,000.00
6202610926   20301201   360      390,000   2,895.74   20010201     359        389,744.88          714      520,000              --
6203129652   20310101   360      512,000   3,756.88   20010201     360        512,000.00          756      640,000      640,000.00
6204353236   20301201   360      300,000   2,280.22   20010201     359        299,813.53          808      380,000      379,403.00
6204818956   20301201   360      345,000   2,591.88   20010201     359        344,780.00          682      475,000              --
6206549773   20301201   360      400,000   2,969.99   20010201     359        399,738.34          779      507,500      507,500.00
6207119832   20301201   360      302,000   2,295.42   20010101     359        301,812.29    12    705      360,000      357,000.00
6208535564   20310101   360      300,000   2,227.50   20010201     360        300,000.00          782      700,500      700,000.00
6210601834   20301201   360      485,800   3,735.39   20010201     359        485,505.69          775      885,000    1,007,000.00
6211391971   20301201   360      312,000   2,262.22   20010201     359        311,785.28          747      390,000      390,000.00
6214481332   20301201   360      408,000   2,993.76   20010201     359        407,726.24          776      510,000      510,000.00
6215197937   20301201   360      400,000   3,040.29   20010201     359        399,751.38          715      508,000      500,000.00
6215580181   20310101   360      550,000   3,987.89   20010201     360        550,000.00          685      736,000      736,598.00
6215675593   20310101   360      343,950   2,493.88   20010201     360        343,950.00          735      430,000      429,990.00
6215860666   20310101   360      397,000   3,017.49   20010201     360        397,000.00          721      497,000              --
6216261906   20301201   360      296,000   2,223.75   20010201     359        295,811.25          796      370,000      370,000.00
6216493194   20301201   360      400,000   3,005.07   20010201     359        399,744.93          707    3,950,000              --
6217009775   20310101   360      350,000   2,537.75   20010201     360        350,000.00          789      450,000      450,000.00
6220733072   20301201   360      650,000   4,826.24   20010201     359        649,574.80          776      897,500      897,500.00
6220738824   20301201   360      336,000   2,436.24   20010201     359        335,768.76          775      425,000      420,000.00
6223589208   20301201   360      498,420   3,657.23   20010201     359        498,085.57          717      639,000      623,025.00
6223970853   20301201   360      295,900   2,223.00   20010101     359        295,711.31          738      377,000              --
6224405305   20301201   360      335,500   2,491.08   20010201     359        335,280.53          778      720,000              --
6225083069   20310101   360      800,000   6,010.14   20010201     360        800,000.00          747    1,325,000    1,325,000.00
6225221339   20301201   360      348,000   2,583.90   20010201     359        347,772.35          709      435,000      435,000.00
6225398335   20301201   360      520,000   3,725.35   20010101     359        519,632.98          717      699,000      650,000.00
6225481107   20301201   360      442,125   3,321.54   20010201     359        441,843.07          749      589,500      589,500.00
6225880985   20301201   360      316,000   2,318.70   20010101     359        315,787.97          769      395,000      395,000.00
6228090442   20301201   360      476,000   3,328.27   20010201     359        475,646.73          691      595,000      595,000.00
6229385601   20310101   360      432,000   3,132.30   20010201     360        432,000.00          735      540,000      540,000.00
6230635093   20301101   360      450,000   3,341.24   20010201     358        449,409.27          606      850,000      850,000.00
6230746700   20310101   360      364,000   2,607.75   20010201     360        364,000.00          772      455,000      455,000.00
6232127958   20301201   360      319,120   2,453.76   20010201     359        318,926.67          799      400,000      398,900.00
6232505203   20301201   360      505,000   3,793.90   20010101     359        504,677.97          785      980,000      975,000.00
6232925591   20310101   360      620,000   4,549.35   20010201     360        620,000.00          759      930,000      775,000.00
6233351672   20310101   360      394,850   2,862.94   20010201     360        394,850.00          678      495,000      493,563.00
6233403697   20310101   360      316,000   2,318.70   20010201     360        316,000.00          756      395,000      395,000.00
6234071683   20301201   360      330,000   2,479.18   20010201     359        329,789.57          747      900,000              --
6236223548   20310101   360      311,490   2,367.55   20010201     360        311,490.00          626      394,000      389,363.00
6237624074   20301201   360      337,500   2,476.46   20010201     359        337,273.54          661      450,000              --
6237663676   20301201   360      302,132   2,269.82   20010201     359        301,939.34          767      377,666      377,666.00
6238533316   20310101   360      340,000   2,465.24   20010201     360        340,000.00          782      430,000      425,000.00
6238850801   20301201   360      350,000   2,537.75   20010201     359        349,759.13          663      905,500      905,500.00
6238882663   20310101   360      402,500   2,918.41   20010201     360        402,500.00          758      625,000              --
6241004107   20310101   360      443,953   3,296.35   20010201     360        443,953.00          703      555,000      554,942.00
6242170659   20301201   360      421,027   3,163.04   20010201     359        420,758.52          748      675,000              --
6242672837   20301201   360      383,200   2,845.25   20010201     359        382,949.33          772      479,000      479,000.00
6245173569   20301201   360      290,000   2,178.68   20010201     359        289,815.07          777      545,000              --
6245292179   20301201   360      535,600   4,023.79   20010201     359        535,258.46          755      669,500      669,500.00
6246410895   20310101   360      321,375   2,386.21   20010201     360        321,375.00          719      555,000      537,500.00
6246852575   20301201   360      520,000   3,770.37   20010201     359        519,642.13          648      650,000      650,000.00
6248977180   20301201   360      428,000   3,253.11   20010201     359        427,733.97          769      535,000      535,000.00
6249380871   20301201   360      320,000   2,404.06   20010201     359        319,795.94          657      400,000      400,000.00
6250814909   20301201   360      313,000   2,351.47   20010201     359        312,800.41          726      395,000              --
6251377369   20310101   360      450,000   3,301.95   20010201     360        450,000.00          773      670,000      670,000.00
6251519358   20301201   360      320,000   2,348.05   20010201     359        319,785.28          690      430,000      429,000.00
6252054603   20301201   360      581,275   4,265.20   20010201     359        580,884.97          773      925,000              --
6258730792   20310101   360      292,800   2,174.04   20010201     360        292,800.00          747      366,000      366,000.00
6259556501   20301201   360      312,200   2,290.82   20010201     359        311,990.51          695      473,000      446,000.00
6259910872   20301201   360      500,000   3,712.49   20010101     359        499,672.93          678      625,000              --
6259978903   20310101   360      483,750   3,762.56   20010201     360        483,750.00          706      645,000      645,000.00
6260014706   20310101   360      650,000   4,769.47   20010201     360        650,000.00          805      978,000      978,000.00
6260746349   20301201   360      650,000   4,712.96   20010201     359        649,552.67          788    1,400,000    1,400,000.00
6264364073   20301201   360      500,000   3,844.57   20010101     359        499,697.10          674      750,000      750,000.00
6264921328   20301201   360      441,029   3,236.12   20010101     359        440,733.07          666      572,000      551,286.00
6265607371   20310101   360      575,000   4,219.15   20010201     360        575,000.00          767    1,200,000              --
6267391727   20301201   360      800,000   5,731.30   20010201     359        799,435.37          798    1,000,000    1,000,000.00
6269337520   20301201   360      498,750   3,746.95   20010201     359        498,431.96          758      665,000      665,000.00
6269549249   20301201   360      277,600   2,036.94   20010201     359        277,413.73          701      347,000      347,000.00
6271506203   20310101   360      862,500   6,555.63   20010201     360        862,500.00          767    1,150,000    1,150,000.00
6273507936   20301201   360      629,000   5,004.61   20010101     359        628,647.37          760    1,100,000              --
6275233267   20301201   360      650,000   4,940.47   20010201     359        649,595.99          712    1,065,000    1,065,000.00
6276646160   20301001   360      276,450   2,150.20   20010201     357        275,956.82    13    605      293,000      292,652.00
6278102519   20310101   360      308,600   2,264.40   20010201     360        308,600.00    13    758      347,000      343,000.00
6280886968   20310101   360      295,672   2,169.54   20010201     360        295,672.00          740      375,000      369,591.00
6281292596   20301201   360      344,000   2,524.16   20010101     359        343,769.17          786      430,000      430,000.00
6281428885   20301201   360      400,000   2,969.99   20010201     359        399,708.33          653      500,000      500,000.00
6283143490   20301201   360      316,000   2,457.82   20010201     359        315,813.43          665      395,000      395,000.00
6285386832   20301201   360      486,500   3,697.76   20010201     359        485,895.36          803      700,000      695,000.00
6286798126   20301201   360      346,000   2,599.39   20010201     359        345,779.36          622      500,000              --
6286975526   20301201   360      280,940   2,061.44   20010201     359        280,751.49          750      351,500      351,175.00
6289490614   20301201   360      428,000   3,290.95   20010201     359        427,740.72          772      535,000              --
6292767263   20301201   360      606,000   4,499.54   20010101     359        605,603.58          702      797,000      797,000.00
6292878276   20301201   360      289,000   2,171.17   20010101     359        288,815.71          688      670,000              --
6293749252   20301201   360      280,000   2,079.00   20010201     359        279,816.83          774      375,000      350,000.00
6294111882   20310101   360      850,000   6,311.23   20010201     360        850,000.00          673    1,680,000              --
6295090739   20310101   360      379,850   2,754.18   20010201     360        379,850.00          715      683,000      679,850.00
6296216184   20301201   360      918,000   7,058.63   20010201     359        917,443.87          728    1,450,000              --
6297284595   20310101   360      472,000   3,504.59   20010201     360        472,000.00          741      800,000              --
6297937689   20310101   360      562,500   4,325.14   20010201     360        562,500.00          650      820,000              --
6298377687   20310101   360      320,000   2,320.23   20010201     360        320,000.00          796      400,000      400,000.00
6299084241   20310101   360      316,000   2,485.98   20010201     360        316,000.00          645      395,000      396,935.00
6300620512   20301201   360      278,400   2,018.60   20010201     359        278,158.40          766      348,000      348,000.00
6300764104   20310101   360      405,000   2,936.54   20010201     360        405,000.00          759      544,000      540,000.00
6302517013   20310101   360      372,800   2,833.55   20010201     360        372,800.00          748      466,000      466,000.00
6303810433   20301201   360      412,000   3,023.12   20010101     359        411,723.55          756      515,000      515,000.00
6304200360   20301201   360      460,000   3,415.49   20010101     359        459,699.09          713      705,000              --
6304583971   20301201   360      560,000   4,109.09   20010201     359        559,624.24          773      715,500      715,500.00
6305657485   20310101   360      306,000   2,298.88   20010201     360        306,000.00          787      382,500      382,500.00
6306571768   20301201   360      308,000   2,341.03   20010101     359        307,808.55          705      395,000      385,000.00
6307098381   20301201   360      920,000   6,750.64   20010201     359        919,382.69          795    1,150,000    1,150,000.00
6307142148   20310101   360      314,000   2,358.98   20010201     360        314,000.00          756      400,000      392,547.00
6307479052   20301201   360      420,000   3,008.94   20010201     359        419,703.56          755      600,000              --
6307695152   20301201   360      360,000   2,673.00   20010201     359        359,437.50          722      450,000      450,000.00
6307897402   20301201   360      375,000   2,817.26   20010201     359        374,760.87          798      675,000      675,000.00
6308421038   20301201   360      444,000   3,413.98   20010201     359        443,731.02          680      555,000      555,000.00
6310418865   20301201   360      336,000   2,524.26   20010101     359        335,785.74          781      420,000      420,000.00
6311432550   20310101   360      500,000   3,668.83   20010201     360        500,000.00          710      740,000      720,000.00
6312428375   20301201   360      277,600   2,085.52   20010101     359        277,422.98          729      347,000      347,000.00
6312438291   20301201   360      303,411   2,279.43   20010101     359        303,217.52          796      383,000      379,264.00
6313027648   20301201   360      350,000   2,691.20   20010201     359        349,787.97          767      505,000              --
6313216464   20310101   360      535,447   4,022.64   20010201     360        535,447.00          784      670,000      669,309.00
6313538321   20310101   360      310,000   2,274.68   20010201     360        310,000.00          640      393,000      387,500.00
6314343101   20301201   360      636,000   4,722.29   20010201     359        635,583.96          770      815,000      795,000.00
6315278231   20310101   360      583,000   4,431.23   20010201     360        583,000.00          789      860,000              --
6316461489   20301201   360      303,500   2,226.98   20010201     359        303,296.35          758      450,000              --
6316936225   20301201   360      303,000   2,249.77   20010101     359        302,801.79          685      460,000              --
6317529540   20310101   360      494,033   3,668.19   20010201     360        494,033.00          687      618,000      617,542.00
6317747175   20310101   360      400,000   3,182.58   20010201     360        400,000.00    13    663      455,000      445,000.00
6319000391   20301201   360      351,600   2,610.63   20010201     359        351,370.00          726      448,000      439,500.00
6319654270   20301201   360      500,000   3,625.35   20010201     359        499,655.90          767    1,100,000    1,100,000.00
6324854162   20301201   360      333,000   2,560.49   20010101     359        332,798.26    12    646      375,000      370,000.00
6325919725   20301201   360      364,500   2,738.37   20010201     359        364,267.57    12    654      405,000      405,000.00
6326026017   20301201   360      359,200   2,698.56   20010101     359        358,970.94          780      450,000      449,000.00
6327615727   20301201   360      302,000   2,348.93   20010201     359        301,821.69    12    620      336,500      336,500.00
6328348146   20301201   360      383,200   2,811.79   20010201     359        382,942.88          792      480,000      479,000.00
6328820235   20301201   360      798,000   5,925.13   20010201     359        797,477.99          793    1,250,000    1,140,000.00
6329301912   20310101   360      650,000   4,769.47   20010201     360        650,000.00          763    1,150,000    1,150,000.00
6330717890   20310101   360      600,000   4,298.48   20010201     360        600,000.00          664      787,000      787,000.00
6332559159   20310101   360      351,120   2,637.85   20010201     360        351,120.00          733      438,900      438,900.00
6334304372   20301201   360      550,000   3,940.27   20010201     359        549,611.81          756    1,175,000    1,175,000.00
6335707995   20301201   360    1,000,000   7,512.67   20010201     359        999,362.33          748    2,121,000    2,121,000.00
6338735308   20301201   360      404,000   2,999.69   20010101     359        403,735.73          768      505,000      505,000.00
6338771949   20310101   360      308,000   2,286.90   20010201     360        308,000.00          745      385,000      385,000.00
6338832196   20310101   360      775,000   5,822.32   20010201     360        775,000.00          713    1,550,000              --
6339192624   20310101   360      448,000   3,405.13   20010201     360        448,000.00          745      560,000              --
6339555044   20301201   360      400,000   2,935.06   20010101     359        399,731.61          794      800,000              --
6339801059   20310101   360      386,400   2,801.67   20010201     360        386,400.00          699      483,000      483,000.00
6342364228   20310101   360      460,000   3,415.49   20010202     360        460,000.00          765      580,000      575,000.00
6342427041   20301201   360      500,000   3,712.49   20010201     359        499,672.93          716      770,000      769,000.00
6343113251   20210101   240      285,000   2,406.08   20010201     240        285,000.00          681      380,000      386,000.00
6343214117   20301201   360      337,500   2,476.46   20010201     359        337,273.54          713      450,000              --
6344333536   20310101   360      295,000   2,164.61   20010201     360        295,000.00          814      460,000              --
6345262874   20310101   360      424,000   3,074.30   20010201     360        424,000.00          720      530,000      530,000.00
6347056779   20301201   360      325,000   2,413.12   20010201     359        324,787.40          782      500,000      470,041.00
6348096360   20301201   360      288,000   2,138.40   20010201     359        287,811.60          722      380,000      360,000.00
6349418506   20310101   360      384,000   2,817.66   20010201     360        384,000.00          746      480,000      480,000.00
6350755986   20301201   360      361,300   2,746.15   20010201     359        361,075.42          697      470,000      460,000.00
6352302308   20301201   360      459,000   3,328.07   20010201     359        458,684.12          717      585,000              --
6354652866   20301201   360      328,000   2,406.75   20010201     359        327,779.92          682      410,000      410,000.00
6355519775   20301201   360      445,000   3,265.26   20010201     359        444,701.41          691      750,000      750,000.00
6356043296   20301201   360      496,000   3,596.35   20010201     359        495,658.65          771      620,000      620,000.00
6357171062   20301201   360      290,000   2,178.68   20010201     359        289,815.07          641      480,000      475,000.00
6357213971   20301201   360      620,000   4,549.35   20010201     359        619,583.98          744      775,000      775,000.00
6358245709   20310101   360      750,000   5,700.55   20010201     360        750,000.00          636    1,375,000    1,365,000.00
6359367775   20310101   360      511,000   3,660.87   20010201     360        511,000.00          670      730,000              --
6359459044   20301201   360      392,500   2,983.29   20010201     359        392,256.03          623      508,000              --
6360567504   20301201   360      300,000   2,201.30   20010201     359        299,798.70          690      375,000      375,000.00
6361225847   20301201   360      400,000   2,865.65   20010101     359        399,717.68          754      540,000              --
6361237727   20301201   360      346,000   2,508.75   20010201     359        345,761.88          724      575,000      575,000.00
6361891655   20301201   360      295,200   2,166.08   20010201     359        295,001.92          761      370,000      369,000.00
6362316082   20301201   360      350,000   2,568.18   20010201     359        349,765.15          732      450,000      449,000.00
6362545342   20310101   360      288,600   2,117.65   20010201     360        288,600.00          772      363,000      360,760.00
6363742815   20301201   360      350,100   2,630.19   20010201     359        349,876.75    12    716      389,000      389,000.00
6364431160   20301201   360      388,000   2,813.27   20010201     359        387,732.98          676      485,000      485,000.00
6365634150   20310101   360      287,900   2,162.90   20010201     360        287,900.00          773      360,000      359,900.00
6366319652   20310101   360      328,000   2,435.40   20010201     360        328,000.00          727      430,000      410,000.00
6368573553   20310101   360      460,000   3,415.49   20010201     360        460,000.00          695      980,000      868,340.00
6368775737   20310101   360      650,000   4,883.24   20010201     360        650,000.00          724      899,000      899,000.00
6369177420   20301201   360      277,350   2,035.10   20010201     359        277,163.90          778      346,700      346,690.00
6369405888   20310101   360      281,250   2,088.28   20010201     360        281,250.00          695      375,000              --
6369414179   20301201   360      299,250   2,300.98   20010101     359        299,068.71          739      399,000      399,000.00
6369758187   20310101   360      286,842   2,104.75   20010201     360        286,842.00          693      364,000      358,552.00
6370817923   20301201   360      345,000   2,501.49   20010201     359        344,762.57          699      460,000              --
6372703998   20301201   360      391,190   2,973.33   20010201     359        390,946.85          781      530,000      521,588.00
6373064382   20301201   360      440,000   3,305.58   20010201     359        439,719.42          752      550,000      550,000.00
6375759906   20310101   360      580,000   4,205.41   20010201     360        580,000.00          704      725,000      725,000.00
6376437692   20301201   360      450,000   3,262.82   20010201     359        449,690.31          736      598,000      598,000.00
6376568280   20310101   360      350,000   2,568.18   20010201     360        350,000.00          695      442,000              --
6377718173   20310101   360      289,600   2,124.99   20010201     360        289,600.00          685      375,000      362,000.00
6379194043   20310101   360      296,000   2,146.21   20010201     360        296,000.00          762      380,000      370,000.00
6379319079   20301201   360      359,900   2,609.53   20010101     359        359,652.31          779      449,900      449,900.00
6379478073   20301201   360      350,000   2,629.44   20010201     359        349,776.81          782      470,000      469,900.00
6381062550   20310101   360      360,000   2,641.56   20010201     360        360,000.00          682      450,000      450,000.00
6381543518   20310101   360      460,000   3,537.01   20010201     360        460,000.00          754      580,000      575,000.00
6381630513   20310101   360      450,000   3,341.24   20010201     360        450,000.00          658      582,000      581,705.00
6383417976   20301201   360      420,000   3,155.32   20010201     359        419,657.35          749      525,000      525,000.00
6386022104   20301201   360      300,000   2,201.30   20010201     359        299,798.70          775      375,000      375,000.00
6386766064   20301201   360      412,000   3,059.09   20010201     359        411,730.49          773      515,000      515,000.00
6388805035   20310101   360      392,000   2,808.34   20010201     360        392,000.00          755      615,000      615,000.00
6388881499   20310101   360    1,000,000   7,424.98   20010201     360      1,000,000.00          755    1,650,000    1,550,000.00
6389357754   20310101   360      340,000   2,644.49   20010201     360        340,000.00          720      430,000      425,000.00
6391897235   20301201   360      454,400   3,373.91   20010201     359        454,102.76          732      570,000      568,000.00
6391951966   20301201   360      306,400   2,328.87   20010201     359        306,209.55          788      383,000      383,000.00
6392388978   20301201   360      460,000   3,496.34   20010201     359        459,714.08          642      760,000      760,000.00
6393820896   20310101   360      432,000   3,245.48   20010201     360        432,000.00          783      540,000      540,000.00
6395056531   20310101   360      460,000   3,375.32   20010201     360        460,000.00          764      575,000      575,000.00
6396313543   20310101   360      433,000   3,215.02   20010201     360        433,000.00          782      575,000      575,000.00
6396493675   20301201   360      470,000   3,448.70   20010201     359        469,684.63          758      588,000      587,834.00
6399377545   20301201   360      400,000   2,969.99   20010201     359        399,738.34          780      515,000      510,000.00
6400438831   20301201   360      592,000   4,447.50   20010201     359        591,622.50          747      740,000      740,000.00
6402874553   20310101   360      560,000   4,109.09   20010201     360        560,000.00          712      740,000      700,000.00
6404156108   20301201   360      650,000   5,113.56   20010101     359        649,626.02          700      970,000      823,855.00
6404207588   20310101   360      983,500   7,131.06   20010201     360        983,500.00          686    1,405,000    1,405,000.00
6404250422   20301201   360      460,000   3,496.34   20010201     359        459,714.08          670      575,000      575,000.00
6406545639   20301201   360      750,000   5,634.50   20010201     359        749,521.75          689    1,425,000              --
6408002381   20301201   360      440,000   3,344.32   20010201     359        439,726.51          724      559,000      550,000.00
6408010491   20310101   360      306,400   2,383.15   20010201     360        306,400.00          779      383,000      383,000.00
6411385013   20310101   360      292,000   2,091.93   20010201     360        292,000.00          697      365,000      365,000.00
6412183102   20310101   360      347,000   2,546.17   20010201     360        347,000.00          722      520,000              --
6413885960   20301201   360      348,750   2,559.01   20010201     359        348,515.99          696      465,000              --
6417183396   20310101   360      472,000   3,545.98   20010201     360        472,000.00          767      607,000      590,000.00
6419699415   20301201   360      400,000   2,865.65   20010201     359        399,717.68          748      900,000      900,000.00
6421217495   20301201   360      507,500   3,679.73   20010201     359        507,150.74          775      725,000      725,000.00
6421398964   20301201   360      441,600   3,317.60   20010201     359        441,318.40          703      552,000      552,000.00
6421454460   20301201   360      333,600   2,476.98   20010201     359        333,381.77          778      420,000      417,000.00
6421908325   20301201   360      468,000   3,474.89   20010201     359        467,693.86          793      590,000      585,000.00
6422468048   20310101   360      675,000   4,894.22   20010201     360        675,000.00          724    1,200,000    1,100,000.00
6423703351   20301201   360      292,000   2,142.60   20010101     359        291,804.07          695      365,000      365,000.00
6424126610   20301201   360      425,000   3,155.62   20010201     359        424,721.98          688      920,000      875,000.00
6424181128   20301201   360      620,000   4,657.86   20010101     359        619,604.64          701      775,000      775,000.00
6424956198   20310101   360      428,000   3,103.30   20010201     360        428,000.00          654      640,000              --
6425620611   20301201   360      336,000   2,494.80   20010201     359        335,780.20          738      420,000              --
6425694020   20301201   360      417,600   3,027.89   20010201     359        417,312.61          751      522,000      522,000.00
6426898745   20301201   360      380,000   2,854.82   20010201     359        379,757.68          651      475,000      475,000.00
6427554180   20301201   360      427,500   3,325.06   20010101     359        427,247.60    12    710      475,000      475,000.00
6428022732   20301201   360      334,500   2,396.40   20010201     359        334,263.91          790      428,000      425,000.00
6428322736   20310101   360      650,000   4,712.96   20010201     360        650,000.00          795      910,000      875,000.00
6429668939   20301201   360      290,000   2,077.60   20010201     359        289,795.32          687      390,000              --
6429669994   20301201   360      428,750   3,183.46   20010201     359        428,469.53          761      536,000      535,950.00
6429967091   20301201   360      451,900   3,355.35   20010201     359        451,604.39          748      670,000      564,931.00
6431271425   20310101   360      282,600   2,049.05   20010201     360        282,600.00    12    776      316,000      314,000.00
6433621163   20310101   360      366,000   2,717.54   20010201     360        366,000.00          803      460,000      457,500.00
6433829071   20301201   360      403,882   3,069.80   20010101     359        403,630.96          757      539,000      538,510.00
6434467665   20301201   360      379,500   2,884.48   20010201     359        379,264.11          707      635,000              --
6435034191   20301201   360      326,250   2,451.01   20010101     359        326,041.96          721      435,000              --
6436532771   20310101   360      289,600   2,099.81   20010201     360        289,600.00          704      362,000      362,000.00
6436587775   20310101   360      328,000   2,435.40   20010201     360        328,000.00          798      410,000      410,000.00
6437211409   20301201   360      920,000   6,750.64   20010201     359        918,382.69          729    1,150,000    1,150,000.00
6437329722   20301201   360      390,000   2,827.78   20010201     359        389,731.60          616    1,175,000              --
6438385400   20310101   360      301,500   2,291.62   20010201     360        301,500.00    06    774      335,000      335,000.00
6439652568   20301201   360      380,000   2,788.31   20010201     359        379,745.02          764      475,000      475,000.00
6440822903   20310101   360      301,500   2,186.09   20010201     360        301,500.00    13    746      335,000      335,000.00
6441274039   20301201   360      448,000   3,287.27   20010201     359        447,699.40          730      560,000      560,100.00
6441433759   20310101   360      352,000   2,613.60   20010201     360        352,000.00          729      440,000      440,000.00
6442658164   20310101   360      403,256   3,065.04   20010201     360        403,256.00          780      510,000      505,595.00
6443281099   20301201   360      300,000   2,280.22   20010201     359        299,813.53          728      460,000      455,000.00
6445542357   20301201   360      300,000   2,253.80   20010201     359        299,808.70          798      475,000      430,000.00
6447700938   20301201   360      344,000   2,584.36   20010101     359        343,780.64          663      430,000      430,000.00
6447959500   20310101   360      485,600   3,563.17   20010201     360        485,600.00          673      610,000      607,000.00
6448275302   20310101   360      286,500   2,127.26   20010201     360        286,500.00          764      450,000      450,000.00
6449816013   20301201   360      540,000   4,009.49   20010201     359        539,646.76          774      675,000      675,000.00
6450463416   20301201   360      407,200   3,095.02   20010201     359        406,946.90          700      509,000              --
6450577512   20301201   360      296,650   2,125.24   20010201     359        296,440.62    06    756      350,000      349,000.00
6452560805   20301201   360      650,000   4,656.68   20010101     359        649,541.24          778      910,000      910,000.00
6453224641   20301201   360      324,000   2,462.64   20010301     359        323,798.61          720      405,000      405,000.00
6453404284   20301201   360      650,000   4,883.24   20010201     359        649,585.51          775    1,200,000    1,200,000.00
6457635107   20301201   360      330,000   2,392.73   20010201     359        329,772.90          690      500,000              --
6457969498   20301201   360      540,000   4,056.84   20010101     359        539,655.66          727      675,000      675,000.00
6458183164   20301201   360      380,000   2,755.27   20010201     359        379,738.48          752      520,000      530,000.00
6459428212   20301201   360      570,000   4,132.90   20010201     359        569,607.73          803      760,000      760,000.00
6461540186   20310101   360      920,000   7,237.65   20010201     360        920,000.00          665    1,150,000    1,150,000.00
6462169167   20301201   360      500,000   3,712.49   20010201     359        499,672.93          780      800,000      800,000.00
6462859593   20301201   360      315,000   2,366.49   20010201     359        314,799.14          712      425,000              --
6463150349   20310101   360      372,000   2,827.47   20010201     360        372,000.00          679      465,000              --
6463527231   20301201   360      310,000   2,301.75   20010201     359        309,797.21          810      645,000      590,000.00
6465096292   20301201   360      312,500   2,238.79   20010101     359        312,279.44          736      427,000      412,500.00
6467208895   20301201   360      541,217   4,018.53   20010201     359        540,862.96          752      700,500      700,424.00
6468375487   20301201   360      350,400   2,694.28   20010201     359        350,187.72          710      438,000      438,000.00
6468650764   20301201   360      556,000   4,079.74   20010201     359        555,626.93          778      695,000      695,000.00
6469927831   20301201   360      380,000   2,854.82   20010201     359        379,757.68          766      475,000      475,000.00
6470655611   20301201   360      383,200   2,912.60   20010201     359        382,961.82          727      479,000      479,000.00
6472021978   20301201   360      566,500   4,206.25   20010201     359        566,129.43          762      830,000              --
6473197934   20310101   360      375,200   2,851.80   20010201     360        375,200.00          685      469,000      469,000.00
6475982358   20301201   360      340,900   2,531.18   20010201     359        340,677.00          756      487,000      487,000.00
6476530586   20301201   360      440,000   3,344.32   20010201     359        439,726.51          715      550,000      550,000.00
6477212879   20301201   360      496,000   3,682.79   20010201     359        495,675.54          729      620,000      620,000.00
6479238450   20301201   360      303,000   2,196.97   20010201     359        302,791.47          701      475,000              --
6479522895   20310101   360      350,000   2,660.26   20010201     360        350,000.00          730      440,000      437,500.00
6480647772   20310101   360      385,000   2,825.00   20010201     360        385,000.00          761      550,000      550,000.00
6481896915   20301201   360      360,000   2,673.00   20010201     359        359,764.50          690      450,000      450,000.00
6482643191   20301201   360      499,900   3,755.59   20010201     359        499,581.22          683      625,000      624,916.00
6482720726   20301201   360      560,000   4,256.41   20010201     359        559,651.92          660      750,000      700,000.00
6483386907   20301201   360      295,200   2,217.74   20010201     359        295,011.76          739      370,000      369,000.00
6483399538   20310101   360      315,000   2,283.97   20010201     360        315,000.00          639      433,000              --
6483421670   20310101   360      310,000   2,274.68   20010201     360        310,000.00          750      423,000      422,500.00
6485804477   20310101   360      295,200   2,217.74   20010201     360        295,200.00          748      370,000      369,000.00
6488857977   20301201   360      318,400   2,392.04   20010201     359        318,196.96          700      400,000      398,000.00
6489014313   20310101   360      465,000   3,493.39   20010201     360        465,000.00          728      725,000              --
6490199954   20301201   360      368,000   2,668.26   20010201     359        367,746.74          717      474,000      460,000.00
6490666416   20301201   360      448,000   3,326.39   20010201     359        447,706.94          697      748,000      748,000.00
6490786222   20310101   360      480,000   3,522.08   20010201     360        480,000.00          819      600,000      600,000.00
6491469331   20301201   360      382,000   2,802.99   20010201     359        381,743.68          791      477,500      477,500.00
6491980535   20301201   360      350,000   2,598.75   20010201     359        349,771.04          667      520,000              --
6493881707   20301201   360      380,000   2,755.27   20010101     359        379,738.48          656      475,000              --
6494386003   20301201   360      344,000   2,524.16   20010101     359        343,769.17          754      430,000      430,000.00
6495543560   20310101   360      296,800   2,203.74   20010201     360        296,800.00          678      374,500      371,000.00
6497152576   20310101   360      650,000   4,883.24   20010201     360        650,000.00          662      820,000      820,000.00
6497162328   20301201   360      405,600   3,190.86   20010201     359        405,366.64          722      507,000      507,000.00
6497597283   20310101   360      500,000   3,668.83   20010201     360        500,000.00          704      630,000      625,000.00
6502228874   20301201   360      315,000   2,394.23   20010101     359        314,804.21          677      420,000              --
6504155497   20301201   360      500,500   3,628.98   20010201     359        500,155.55          767      715,000      715,000.00
6504265379   20301201   360      368,000   2,764.67   20010201     359        367,765.33          790      460,000      460,000.00
6504505626   20301201   360      313,500   2,438.38   20010201     359        313,314.90    13    787      330,000      340,000.00
6505103843   20310101   360      300,000   2,253.80   20010201     360        300,000.00          758      420,000      420,000.00
6505223088   20310101   360      276,000   2,097.80   20010201     360        276,000.00          737      345,000      366,500.00
6506026100   20301201   360      516,000   3,831.29   20010201     359        515,662.46          786      664,000      645,000.00
6507412630   20301201   360      560,000   4,207.10   20010201     359        559,642.90          721      730,000      724,073.00
6508619589   20310101   360      300,000   2,175.21   20010201     360        300,000.00    06    690      326,000      326,000.00
6510214379   20301201   360      310,000   2,274.68   20010201     359        309,791.99          745      765,000      765,000.00
6510503474   20310101   360      324,000   2,377.40   20010201     360        324,000.00    06    664      375,000      360,000.00
6512553667   20301201   360      648,000   4,698.45   20010101     359        647,554.05          693      810,000      810,000.00
6514878955   20310101   360      313,650   2,274.19   20010201     360        313,650.00    12    673      349,000      348,500.00
6515696489   20310101   360      368,000   2,764.67   20010201     360        368,000.00          713      462,000      460,000.00
6515808761   20301201   360      525,000   3,806.62   20010201     359        524,638.69          775      890,000      875,000.00
6518656563   20300701   360      284,000   2,234.23   20010101     354        283,001.57          615      355,000      355,000.00
6519746512   20310101   360      440,000   3,190.31   20010201     360        440,000.00          764      552,000      551,638.00
6520090439   20301201   360      400,000   2,935.06   20010101     359        399,731.61          755      500,000      500,000.00
6521880127   20301201   360      448,000   3,248.32   20010101     359        447,691.68          741      585,000      560,000.00
6522004503   20310101   360      360,000   2,768.09   20010201     360        360,000.00          727      450,000              --
6525532062   20301201   360      585,000   4,498.15   20010201     359        584,645.60          697      945,000      945,000.00
6525819535   20310101   360      300,000   2,175.21   20010201     360        300,000.00          744      460,000              --
6527494022   20301201   360      441,000   3,274.42   20010101     359        440,711.52          769      630,000              --
6530095642   20301201   360      515,000   3,869.03   20010201     359        514,671.60          766      850,000      840,000.00
6534454118   20301201   360      460,000   3,577.84   20010201     359        459,728.41          674      575,000              --
6535025008   20301201   360      346,400   2,602.39   20010201     359        346,179.11          651      433,000              --
6536483354   20301201   360      280,000   2,128.21   20010101     359        279,825.96          638      360,000      350,000.00
6536557744   20301201   360      581,000   4,467.39   20010201     359        580,648.03          662      850,000              --
6539325339   20301201   360      650,000   5,113.56   20010101     359        649,626.02          762      889,000      862,330.00
6539604634   20310101   360      320,000   2,320.23   20010201     360        320,000.00          666      433,000      430,000.00
6540489868   20310101   360      550,000   3,987.89   20010201     360        550,000.00          700      790,000      790,000.00
6543213257   20301201   360      428,000   3,140.52   20010101     359        427,712.81          735      535,000      535,000.00
6546583037   20301201   360      696,000   5,290.11   20010101     359        695,567.39          751    1,300,000              --
6547336948   20310101   360      322,900   2,341.25   20010201     360        322,900.00          771      404,000      403,629.00
6547617487   20301201   360      529,600   3,839.97   20010201     359        529,235.53          802      662,000      662,000.00
6548617072   20301201   360      408,000   3,209.74   20010201     359        407,765.26          696      510,000              --
6550606641   20310101   360      355,000   2,574.00   20010201     360        355,000.00          780      615,000      605,000.00
6551037267   20301201   360      365,600   2,682.65   20010201     359        365,354.68          775      462,000      457,000.00
6552651710   20301201   360      338,000   2,392.35   20010201     359        337,755.36          802      650,000              --
6553781748   20301201   360      400,000   2,935.06   20010201     359        399,731.61          650      825,000              --
6555327722   20301201   360      350,000   2,598.75   20010201     359        349,771.04          693      500,000      500,000.00
6556459755   20301201   360      400,000   3,005.07   20010201     359        396,587.75          780      504,000              --
6556519541   20301201   360      770,000   5,583.04   20010201     359        769,053.13          736    1,200,000    1,200,000.00
6557830830   20301201   360      443,100   3,212.79   20010201     359        442,771.26          674      560,000      553,914.00
6557837413   20310101   360      650,000   4,826.24   20010201     360        650,000.00          758      915,000      915,000.00
6557996490   20301201   360      648,000   5,097.82   20010101     359        647,627.18          694      810,000              --
6558275613   20301201   360      340,000   2,494.80   20010201     359        339,771.87          724      425,000      425,000.00
6558488695   20310101   360      458,560   3,285.18   20010201     360        458,560.00          791      573,200      573,200.00
6558514524   20310101   360      300,000   2,175.21   20010201     360        300,000.00          686      384,000      379,227.00
6558808736   20310101   360      337,500   2,417.90   20010201     360        337,500.00          783      550,000              --
6559289522   20301201   360      596,240   4,323.16   20010201     359        595,829.67          683      745,500      745,300.00
6560742261   20301201   360      594,900   4,313.44   20010201     359        594,490.59          751      829,000      829,000.00
6561390862   20310101   360      455,000   3,299.07   20010201     360        455,000.00          690      705,000      695,000.00
6563771143   20310101   360      310,000   2,220.88   20010201     360        310,000.00          729      470,000      470,000.00
6566077597   20310101   360      357,500   2,654.43   20010201     360        357,500.00          662      460,000      457,500.00
6567366999   20301201   360      875,000   6,573.59   20010201     359        874,442.04          795    1,900,000    1,875,000.00
6567444564   20301201   360      345,000   2,561.62   20010101     359        344,774.32          710      440,000      440,000.00
6567753758   20310101   360      453,000   3,363.52   20010201     360        453,000.00          766      650,000              --
6567918765   20301201   360      336,000   2,436.24   20010201     359        335,768.76          696      420,000      420,000.00
6571269171   20301201   360      316,000   2,291.22   20010201     359        315,782.53          662      395,000      395,000.00
6571663738   20301101   360      431,200   3,126.50   20010201     358        428,851.82          648      545,000      539,000.00
6571700787   20310101   360      300,000   2,280.22   20010201     360        300,000.00          716      400,000      400,000.00
6572145248   20301201   360      445,000   3,265.26   20010201     359        444,701.41          766      815,000              --
6573913271   20300801   360      500,000   4,158.75   20010201     355        498,717.63          709    1,293,000    1,289,500.00
6575536716   20310101   360      333,500   2,476.23   20010201     360        333,500.00          753      550,000              --
6577192179   20301201   360    1,000,000   7,337.65   20010101     359        999,329.02          761    1,950,000    1,950,000.00
6578803311   20310101   360      400,000   3,182.58   20010201     360        400,000.00          796      520,000      518,900.00
6578857549   20310101   360      290,400   2,181.68   20010201     360        290,400.00          679      363,000      363,000.00
6580964648   20310101   360      448,920   3,254.99   20010201     360        448,920.00          770      571,000      561,150.00
6582489479   20301201   360      450,000   3,301.95   20010101     359        449,698.05          758      615,000              --
6583435133   20301201   360      350,000   2,629.44   20010201     359        349,776.81          776      925,000      825,000.00
6584917444   20301201   360      650,000   4,656.68   20010201     359        649,541.24          655      855,000      855,000.00
6585630723   20310101   360      360,000   2,641.56   20010201     360        360,000.00          778      490,000      485,000.00
6586203793   20301201   360      336,000   2,436.24   20010201     359        335,768.76          765      420,000      420,000.00
6586564806   20301201   360      496,000   3,639.48   20010101     359        495,667.19          775      620,000      620,000.00
6587695252   20301201   360      650,000   4,656.68   20010201     359        649,541.24          742    1,195,000    1,195,000.00
6588238789   20301201   360      371,000   2,787.20   20010101     359        370,763.42          772      505,000              --
6589175394   20301201   360      277,150   2,082.14   20010101     359        276,973.27    12    625      308,000      308,000.00
6591530347   20301201   360      413,200   3,031.92   20010201     359        411,064.21          737      540,000              --
6593501239   20310101   360      446,500   3,354.41   20010201     360        446,500.00          737    1,005,000              --
6594765189   20310101   360      300,000   2,201.30   20010201     360        300,000.00          763      443,500      443,066.00
6599060628   20301201   360      318,750   2,479.21   20010101     359        318,561.81          646      425,000              --
6600898131   20310101   360      460,000   3,496.34   20010201     360        460,000.00          766      630,000      630,000.00
6601681692   20301201   360      285,000   2,116.12   20010101     359        284,813.57          625      540,000      535,000.00
6601995464   20301201   360      399,200   2,894.48   20010101     359        398,925.27          799      500,000      499,000.00
6602127364   20301201   360      347,750   2,643.16   20010201     359        347,533.85          709      464,000      463,695.00
6603825172   20301201   360      309,600   2,298.78   20010201     359        309,397.47          697      387,000              --
6608740566   20301201   360      387,000   2,839.67   20010201     359        386,740.33          797      490,000      507,825.00
6608913007   20301201   360      316,000   2,374.01   20010201     359        315,798.49          682      395,000      395,000.00
6609197634   20310101   360      316,000   2,401.83   20010201     360        316,000.00          763      395,000      395,000.00
6609225070   20301201   360      326,600   2,425.00   20010201     359        326,386.35          801      427,000      426,600.00
6609755605   20301201   360      300,000   2,280.22   20010201     359        299,813.53          765      475,000              --
6610512227   20301201   360      326,400   2,423.52   20010201     359        326,186.48          656      408,000      408,000.00
6610693365   20310101   360      524,000   3,799.37   20010201     360        524,000.00          717      655,000      655,000.00
6610899897   20301201   360      468,000   3,474.89   20010201     359        467,693.86          715      650,000      585,000.00
6611538031   20301201   360      330,400   2,395.63   20010201     359        330,172.62          726      413,000      413,000.00
6613126504   20310101   360      325,950   2,335.15   20010201     360        325,950.00          773      410,000      407,466.00
6613613477   20301201   360      344,000   2,614.65   20010101     359        343,786.18          738      430,000      430,000.00
6614131370   20310101   360      317,250   2,411.33   20010201     360        317,250.00    12    710      352,500      352,500.00
6615776736   20310101   360      500,000   3,756.34   20010201     360        500,000.00          718      720,000      720,000.00
6616426448   20301201   360      366,750   2,787.57   20010201     359        366,522.04          732      489,000      489,000.00
6617460024   20310101   360      650,000   4,712.96   20010201     360        650,000.00          747    1,000,000    1,000,000.00
6618979691   20301201   360      412,000   3,023.12   20010201     359        411,723.55          651      515,000      515,000.00
6619538413   20310101   360      500,000   3,625.35   20010201     360        500,000.00          739    1,170,000    1,165,000.00
6619956417   20310101   360      399,200   2,894.48   20010201     360        399,200.00          808      500,000      499,000.00
6620230117   20310101   360      697,500   5,057.36   20010201     360        697,500.00          664      894,000      872,500.00
6621543690   20301201   360      510,000   3,742.20   20010101     359        509,657.80          782      880,000              --
6622088349   20301201   360      364,743   2,644.64   20010201     359        364,491.99          780      525,000      522,235.00
6623459911   20310101   360      278,014   2,039.97   20010201     360        278,014.00          718      348,000      347,518.00
6623543490   20301201   360      395,000   2,864.03   20010101     359        394,728.16          741      560,000      549,000.00
6624181506   20301201   360      366,400   2,720.51   20010201     359        366,160.32          691      458,000      458,000.00
6624658925   20301201   360      356,000   2,612.21   20010101     359        355,761.12          721      475,000              --
6625672891   20301201   360      616,000   4,682.05   20010101     359        615,617.12          650      935,000              --
6626207739   20301201   360      515,200   3,825.35   20010201     359        514,862.98          652      644,000      644,000.00
6626523093   20301201   360      294,000   2,157.27   20010201     359        293,802.73          748      368,000      367,500.00
6626777095   20310101   360      358,000   2,626.88   20010201     360        358,000.00          791      564,000      564,000.00
6628281278   20310101   360      412,500   3,026.78   20010201     360        412,500.00          720      550,000              --
6628649557   20310101   360      350,000   2,598.75   20010201     360        350,000.00          746      625,000              --
6629177061   20301201   360      381,600   2,766.87   20010205     359        381,600.00          731      477,000      477,000.00
6630159710   20301201   360      335,750   2,434.43   20010201     359        335,518.93    12    725      435,000      395,000.00
6630725015   20301201   360      280,000   2,030.20   20010201     359        279,807.30          740      425,000              --
6631017693   20310101   360      284,800   2,065.00   20010201     360        284,800.00          779      356,000      356,000.00
6632044191   20301201   360      581,000   4,313.91   20010201     359        580,619.94          665      830,000              --
6632942360   20301201   360      400,000   3,005.07   20010301     359        399,744.93          774    1,100,000    1,100,000.00
6634045824   20301201   360      350,000   2,629.44   20010201     359        349,776.81          676      560,000              --
6634719105   20301101   360      440,000   3,190.31   20010101     358        439,392.39          730      565,000      550,000.00
6634840901   20310101   360      370,000   2,682.76   20010201     360        370,000.00          749      666,000              --
6634899816   20310101   360      328,000   2,435.40   20010201     360        328,000.00          713      410,000      410,000.00
6635151944   20301201   360      305,600   2,215.82   20010201     359        305,389.68          708      390,000      382,000.00
6635156539   20310101   360      345,000   2,501.49   20010201     360        345,000.00          685      443,000              --
6636417377   20310101   360      457,600   3,518.55   20010201     360        457,600.00          740      575,000      572,000.00
6637418416   20301201   360      315,500   2,287.60   20010101     359        315,282.87          779      407,000      394,408.00
6637556868   20310101   360      311,200   2,229.48   20010201     360        311,200.00          774      389,000      389,000.00
6638366630   20301201   360      400,000   3,040.29   20010201     359        399,751.38          763      650,000      650,000.00
6640184419   20310101   360      576,000   4,276.79   20010201     360        576,000.00          720      720,000      720,000.00
6642201641   20301001   360      330,000   2,508.24   20010201     357        329,380.35          609      440,000              --
6642673328   20301201   360    1,000,000   7,424.98   20010201     359        999,147.52          718    1,555,000    1,555,000.00
6643684647   20310101   360      350,000   2,537.75   20010201     360        350,000.00          684      550,000      550,000.00
6644138486   20310101   360      500,518   3,672.63   20010201     360        500,518.00          731      675,000      625,648.00
6645222073   20301101   360      303,200   2,304.54   20010201     358        302,047.52          705      400,000      379,000.00
6645526481   20301201   360      308,750   2,319.54   20010201     359        308,553.12    13    795      328,000      325,000.00
6646702016   20310101   360      349,000   2,560.84   20010201     360        349,000.00          712      450,000      449,000.00
6648078449   20301201   360      470,000   3,448.70   20010201     359        469,684.63          785      587,500      594,978.00
6648410592   20310101   360      508,000   3,683.36   20010201     360        508,000.00          686      635,000      635,000.00
6651211713   20301201   360      368,000   2,764.67   20010201     359        367,765.33          782      462,000      460,000.00
6652066256   20310101   360      364,000   2,670.91   20010201     360        364,000.00          726      455,000      455,000.00
6655024997   20310101   360      353,600   2,533.24   20010201     360        353,600.00          795      442,000      442,000.00
6655273115   20310101   360      368,932   2,836.77   20010201     360        368,932.00          717      515,000              --
6656159461   20301201   360      600,000   4,720.21   20010101     359        599,654.79          665    3,000,000              --
6656886774   20301201   360      320,000   2,348.05   20010101     359        319,785.28          612      400,000              --
6657046576   20301201   360      360,000   2,610.25   20010201     359        359,752.25          763      450,000      450,000.00
6658104333   20310101   360      286,880   2,155.24   20010201     360        286,880.00    13    740      326,000      326,000.00
6658519753   20301201   360      725,000   5,256.76   20010101     359        724,501.05          772    1,925,000    1,925,000.00
6658993388   20310101   360      650,000   4,656.68   20010201     360        650,000.00          660      836,000      835,123.00
6661566593   20301201   360      340,000   2,524.50   20010201     359        339,777.58          750      425,000      425,000.00
6661784311   20301201   360      601,000   4,462.41   20010101     359        600,606.86          799      851,000      849,000.00
6661859014   20310101   360      319,240   2,314.72   20010201     360        319,240.00          720      400,000      399,060.00
6662037875   20310101   360      340,000   2,554.31   20010201     360        340,000.00          761      455,300      455,300.00
6666059263   20310101   360      330,740   2,455.74   20010201     360        330,740.00          686      413,425      413,425.00
6666354656   20310101   360      370,400   2,750.21   20010201     360        370,400.00          775      463,000      463,000.00
6667633512   20301201   360      612,000   4,814.61   20010201     359        611,647.89          692      765,000      850,000.00
6668580779   20310101   360      446,000   3,233.81   20010201     360        446,000.00          722      558,000      558,000.00
6668615062   20301201   360      445,500   3,346.90   20010201     359        445,215.91          735      595,000      594,000.00
6669149186   20301201   360      312,000   2,262.22   20010201     359        311,785.28          729      390,000      390,000.00
6669322486   20301201   360      350,000   2,598.75   20010201     359        349,771.04          763      970,000      950,000.00
6672806830   20310101   360      382,200   2,771.22   20010201     360        382,200.00          771      480,000      477,800.00
6673181670   20310101   360      345,764   2,537.10   20010201     360        345,764.00          697      435,000      432,205.00
6673293905   20301201   360      320,000   2,404.06   20010201     359        319,795.94          675      440,000      440,000.00
6673631484   20301201   360      412,000   3,131.50   20010201     359        411,743.92          764      515,000              --
6674845000   20301201   360      420,000   2,936.71   20010201     359        419,688.29          786      530,000      525,000.00
6675164146   20310101   360      300,000   2,175.21   20010201     360        300,000.00          735      395,000      394,830.00
6675390857   20301201   360      391,200   2,836.48   20010201     359        390,930.77          790      489,000      489,000.00
6677229129   20310101   360      276,000   2,049.30   20010201     360        276,000.00          757      349,000      345,000.00
6677277607   20301201   360      332,000   2,494.21   20010201     359        331,788.29          667      415,000      415,000.00
6678140028   20301201   360      319,200   2,342.18   20010101     359        318,985.82          719      408,000      399,000.00
6680775720   20301201   360      352,000   2,737.83   20010201     359        351,792.17          661      440,000              --
6682184293   20310101   360      356,275   2,552.40   20010201     360        356,275.00          718      452,000      445,344.00
6683807108   20310101   360      290,000   2,153.25   20010201     360        290,000.00    06    743      351,000              --
6686515013   20301201   360      292,044   2,194.03   20010101     359        291,857.77          743      365,500      365,055.00
6686621456   20301201   360      300,000   2,175.21   20010201     359        299,768.75          707      480,000              --
6687684271   20310101   360      313,800   2,357.48   20010201     360        313,800.00          693      392,800      392,800.00
6688941514   20301201   360      352,000   2,644.46   20010201     359        351,775.54          659      440,000              --
6689245881   20301201   360      380,000   2,755.27   20010201     359        379,738.48          792      475,000      475,000.00
6689562517   20301201   360    1,000,000   7,867.01   20010101     359        999,424.66          788    1,275,000              --
6689785209   20301201   360      345,000   2,501.49   20010201     359        344,762.57          769      545,000      545,000.00
6693075324   20310101   360      468,000   3,434.02   20010201     360        468,000.00          771      600,000      585,000.00
6693163955   20301201   360      345,312   2,747.46   20010101     359        345,118.41          673      455,000      431,640.00
6696217006   20310101   360      450,000   3,341.24   20010201     360        450,000.00          712      580,000              --
6696224754   20301201   360      426,000   3,088.80   20010201     359        425,706.83          675      541,000      532,500.00
6702732857   20301201   360      380,000   2,821.49   20010101     359        379,751.43          788      475,000      475,000.00
6704616934   20310101   360      488,300   3,625.62   20010201     360        488,300.00          739      625,000      610,400.00
6705561402   20301201   360      315,000   2,175.63   20010201     359        314,760.31    06    679      350,000      350,000.00
6706034839   20310101   360      397,500   2,986.29   20010201     360        397,500.00    06    636      445,000      442,000.00
6706109904   20301201   360      644,000   4,669.45   20010201     359        643,556.80          712      926,000              --
6707619760   20310101   360      308,000   2,286.90   20010201     360        308,000.00          717      405,000      385,000.00
6708380495   20300901   360      384,240   3,301.22   20010201     356        383,514.13          774      484,000      480,300.00
6709821836   20301201   360      300,000   2,175.21   20010201     359        299,793.54          809      465,000      465,000.00
6710003796   20310101   360      380,000   2,788.31   20010201     360        380,000.00          674      475,000      475,000.00
6710475515   20301201   360      465,000   3,452.62   20010201     359        464,695.82          689      620,000              --
6711899762   20301201   360      935,600   7,111.24   20010201     359        935,018.47          741    1,350,000              --
6712777686   20301201   360      405,800   2,942.34   20010201     359        405,096.81          752      510,000      507,250.00
6712785127   20301201   360      393,750   2,923.59   20010201     359        393,392.43          650      525,000              --
6717590167   20310101   360      386,000   2,832.34   20010201     360        386,000.00          754      482,500      482,500.00
6717677550   20310101   360      305,280   2,213.50   20010201     360        305,280.00          785      385,000      381,600.00
6717920919   20301201   360      304,000   2,283.86   20010201     359        303,806.14          770      400,000      380,000.00
6719237387   20301201   360      387,000   2,839.67   20010201     359        386,740.33          675      520,000              --
6721262514   20301201   360      492,000   3,653.09   20010201     359        491,678.16          662      615,000      615,000.00
6721673405   20310101   360      351,912   2,612.94   20010201     360        351,912.00          678      505,000      502,732.00
6722729214   20301201   360      325,000   2,413.12   20010201     359        324,787.40          648      625,000      625,000.00
6722956437   20301201   360      283,200   2,102.76   20010201     359        283,014.74          726      360,000      354,000.00
6724608572   20301201   360      400,000   2,865.65   20010201     359        399,717.68          774      640,000      630,000.00
6726752675   20301201   360      528,000   3,828.37   20010201     359        527,636.63          752      665,000      660,000.00
6726802124   20310101   360      400,000   2,900.28   20010201     360        400,000.00          779      810,000      810,000.00
6728674869   20301201   360      299,700   2,225.27   20010201     359        299,503.95    13    697      333,000      333,000.00
6730163356   20301201   360      351,000   2,606.17   20010101     359        350,770.39    12    695      390,000              --
6730875207   20301201   360      471,600   3,460.44   20010101     359        471,283.56          748      590,000      589,500.00
6731620370   20301201   360      405,000   3,007.12   20010101     359        404,735.07          726      540,000      540,000.00
6731958945   20301201   360      330,000   2,479.18   20010201     359        329,789.57          722    1,100,000              --
6732846628   20301201   360      396,000   2,975.02   20010201     359        395,747.48          781      495,000      495,000.00
6733232281   20301201   360      430,000   3,268.32   20010101     359        429,732.72          700      615,000      615,000.00
6736115798   20301201   360      425,000   3,118.50   20010301     359        424,714.83          744    1,225,000              --
6737415452   20301201   360      276,450   2,052.64   20010201     359        276,269.16    06    716      291,000      291,000.00
6737958816   20301201   360      339,525   2,491.32   20010201     359        339,297.18    01    712      400,000      382,042.00
6739786801   20301201   360    1,000,000   7,512.67   20010201     359        999,362.33          673    1,435,000    1,600,000.00
6741172834   20301201   360      319,100   2,397.30   20010201     359        318,896.51          719      603,000              --
6741731530   20301201   360      319,200   2,342.18   20010201     359        318,985.82          785      399,000      399,000.00
6742046144   20310101   360      425,000   3,155.62   20010201     360        425,000.00          735      725,000              --
6742693853   20310101   360      500,000   3,582.07   20010201     360        500,000.00          633    1,215,000              --
6744683340   20301201   360      275,226   2,067.69   20010201     359        275,050.49          741      350,000      344,033.00
6745097888   20310101   360      460,000   3,335.32   20010201     360        460,000.00          788      610,000      610,000.00
6749266927   20301201   360      468,000   3,474.89   20010201     359        467,693.86          785      585,000      585,000.00
6749312069   20301201   360      300,000   2,253.80   20010101     359        299,808.70          772      595,000              --
6750471101   20301201   360      344,000   2,584.36   20010201     359        343,544.86          726      430,000              --
6751762375   20301201   360      395,000   2,864.03   20010201     359        394,728.16          786      545,000      545,000.00
6751864502   20301201   360      328,000   2,464.16   20010201     359        327,790.84          683      410,000      425,000.00
6751915726   20310101   360      290,000   2,229.85   20010201     360        290,000.00          722      640,000              --
6753314944   20301201   360      444,000   3,219.31   20010201     359        443,694.44          738      555,000      555,000.00
6755275309   20301201   360      520,000   3,860.99   20010201     359        519,659.84          704      650,000      650,000.00
6756417546   20301201   360      580,000   4,306.49   20010201     359        579,620.59          778      725,000      725,000.00
6758070889   20301201   360      300,000   2,201.30   20010201     359        299,798.70          758      375,000      375,000.00
6758923715   20301201   360      380,000   2,722.37   20010201     359        379,731.80          757      475,000      475,000.00
6760824125   20301201   360      495,000   3,589.10   20010201     359        494,659.34          778      775,000      775,000.00
6761581955   20301201   360      296,000   2,223.75   20010201     359        295,811.25          799      380,000      370,000.00
6763780118   20310101   360      500,000   3,756.34   20010201     360        500,000.00          738      625,000      625,000.00
6767075655   20310101   360      384,000   2,952.63   20010201     360        384,000.00          809      480,000      480,000.00
6767104067   20301201   360      371,200   2,821.39   20010201     359        370,969.28          677      464,000      464,000.00
6767829721   20310101   360      350,000   2,598.75   20010201     360        350,000.00          774      660,000      642,505.00
6768003367   20301201   360      476,800   3,582.04   20010201     359        476,495.96          642      600,000      596,000.00
6768823376   20301201   360      400,000   2,865.65   20010201     359        399,717.68          745      730,000      725,000.00
6768960343   20310101   360      337,500   2,595.09   20010201     360        337,500.00          788      450,000              --
6772313372   20301201   360      346,400   2,541.77   20010201     359        346,167.56          688      435,000      433,000.00
6773512204   20301201   360      528,000   3,828.37   20010101     359        527,636.63          729      680,000      660,000.00
6774314378   20301201   360      424,000   3,185.38   20010201     359        423,729.62          759      530,000      530,000.00
6774769183   20301201   360      335,200   2,547.77   20010201     359        334,991.65          750      425,000      419,000.00
6776616200   20301201   360      333,000   2,531.05   20010201     359        332,793.01    13    665      370,000      370,000.00
6777160588   20301201   360      312,800   2,349.97   20010201     359        312,600.53          681      391,000      391,000.00
6777665578   20310101   360      295,000   2,190.37   20010201     360        295,000.00          753      495,000      495,000.00
6778722949   20301201   360      297,000   2,153.46   20010101     359        296,795.60          758      450,000              --
6780525009   20301201   360      355,000   2,574.00   20010201     359        354,755.69          742      635,000              --
6780627078   20310101   360      450,000   3,301.95   20010201     360        450,000.00          752      950,000      940,000.00
6782260415   20310101   360      352,000   2,613.60   20010201     360        352,000.00          753      480,000      440,000.00
6783150151   20301201   360      600,000   2,935.06   20010101     359        399,731.61          775    1,375,000    1,333,750.00
6784910405   20310101   360      345,000   2,501.49   20010201     360        345,000.00          788    1,750,000    1,750,000.00
6784966514   20301201   360      339,727   2,433.85   20010101     359        339,487.22          761      425,000      424,659.00
6785082766   20310101   360      319,200   2,398.05   20010201     360        319,200.00          785      400,000      399,000.00
6785695666   20301201   360      440,000   3,344.32   20010201     359        439,726.51          771      570,000      550,000.00
6785866317   20310101   360      283,500   2,080.23   20010201     360        283,500.00    13    747      315,000      315,000.00
6786225596   20310101   360      290,000   2,153.25   20010201     360        290,000.00          611      367,000      362,500.00
6786277571   20301201   360      342,400   2,482.64   20010101     359        342,164.36          748      429,000      428,000.00
6787447405   20301201   360      305,600   2,215.82   20010201     359        305,389.68          712      382,000      382,000.00
6787518981   20310101   360      602,000   4,364.92   20010201     360        602,000.00          646      755,000      752,500.00
6788544549   20310101   360      316,000   2,291.22   20010201     360        316,000.00          666      395,000      395,000.00
6789348320   20301201   360      320,000   2,432.24   20010201     359        319,801.09          648      410,000      400,000.00
6789754766   20301201   360      280,000   2,054.55   20010201     359        279,812.12          695      350,000      350,000.00
6792663541   20310101   360      593,000   4,507.23   20010201     360        593,000.00          788      860,000              --
6792907963   20301201   360      588,000   4,314.54   20010201     359        587,605.46          784      735,000      735,000.00
6793012201   20310101   360      399,000   2,893.03   20010201     360        399,000.00    06    710      426,000      420,000.00
6793259620   20310101   360      451,200   3,389.72   20010201     360        451,200.00          654      564,000      564,000.00
6793711364   20301201   360      338,300   2,452.91   20010101     359        338,067.18          679      510,000              --
6793865988   20301201   360      592,500   4,296.04   20010101     359        592,092.24          714      791,000      791,000.00
6796655477   20301201   360      316,000   2,318.70   20010201     359        315,787.97          701      400,000      395,097.00
6798996473   20310101   360      650,000   4,712.96   20010201     360        650,000.00          778      875,000      875,000.00
6799103434   20301201   360      277,500   2,133.74   20010201     359        277,265.62          670      370,000              --
6801698405   20301201   360      514,000   3,816.44   20010101     359        513,663.77          771      750,000      735,000.00
6802491453   20301201   360      435,000   3,191.88   20010101     359        434,708.12          694      580,000      580,000.00
6803603668   20301201   360      594,000   4,358.57   20010201     359        593,601.43          721      820,000      792,000.00
6804653928   20301201   360      365,000   2,646.51   20010101     359        364,748.80          757      750,000              --
6806163389   20301201   360      300,000   2,201.30   20010201     359        299,798.70          753      519,000              --
6806208325   20301201   360      340,000   2,524.50   20010201     359        339,777.58          679      550,000              --
6808093501   20310101   360      650,000   4,769.47   20010201     360        650,000.00          753      890,000      889,560.00
6809135020   20301201   360      650,000   4,656.68   20010201     359        649,541.24          781    1,050,000    1,030,000.00
6809974857   20301201   360      648,750   5,103.72   20010201     359        648,376.75          681      865,000      865,000.00
6810276433   20301201   360      394,600   2,999.25   20010201     359        394,354.73          764      500,000      493,557.00
6810537149   20310101   360      278,500   2,067.86   20010201     360        278,500.00          725      379,000              --
6810540002   20301201   360      328,000   2,378.23   20010201     359        327,774.27          739      410,000      410,000.00
6811305199   20310101   360      308,000   2,260.00   20010201     360        308,000.00          634      385,000              --
6811364212   20310101   360      578,400   4,143.73   20010201     360        578,400.00          711      723,000      725,613.00
6811737276   20301201   360      629,300   4,562.87   20010201     359        628,866.91          791      899,000      899,000.00
6812099460   20301201   360      310,500   2,305.46   20010201     359        310,296.88    12    812      347,000      345,000.00
6812362017   20310101   360      415,722   3,123.19   20010201     360        415,722.00          709      520,000      519,653.00
6815777641   20301201   360      392,000   2,774.56   20010201     359        391,716.27          716      490,000      490,000.00
6816833575   20301201   360      300,000   2,149.24   20010101     359        299,788.26          721      480,000      479,900.00
6818402874   20310101   360      278,000   1,991.63   20010201     360        278,000.00          785      360,000      360,000.00
6818920693   20301201   360      358,640   2,662.90   20010201     359        358,405.39          661      453,000      448,312.00
6821352256   20301201   360      292,500   2,171.81   20010201     359        292,308.66    06    728      340,000      325,000.00
6822224983   20310101   360      347,500   2,641.26   20010201     360        347,500.00          795      450,000              --
6822446818   20301201   360      298,300   2,293.67   20010201     359        298,119.29          790      500,000      498,300.00
6822459118   20301201   360      415,000   3,045.13   20010201     359        414,721.54          747      839,000              --
6825256198   20310101   360      310,500   2,278.34   20010201     360        310,500.00    12    705      345,000      345,000.00
6825410688   20310101   360      639,118   4,745.44   20010201     360        639,118.00          726      799,000      798,898.00
6828038577   20301201   360      360,000   2,673.00   20010201     359        359,764.50          655      450,000      450,000.00
6829302956   20301201   360    1,000,000   7,512.67   20010101     359        999,362.33          742    1,650,000    1,650,000.00
6829617494   20310101   360      650,000   4,600.66   20010201     360        650,000.00          634      950,000      950,000.00
6830425382   20301201   360      383,000   2,911.08   20010201     359        382,761.94          658      495,000              --
6832610130   20301201   360      296,250   2,251.72   20010201     359        296,065.86          678      395,000              --
6833231936   20310101   360      615,000   4,566.36   20010201     360        615,000.00          711    1,200,000    1,175,000.00
6835827020   20310101   360      320,000   2,320.23   20010201     360        320,000.00          719      620,000      620,000.00
6836925369   20310101   360      320,000   2,376.00   20010201     360        320,000.00          691      405,000      400,000.00
6837956710   20301201   360      370,000   2,714.93   20010201     359        369,751.74          667      645,000              --
6838108006   20301201   360      288,000   2,163.65   20010201     359        287,816.35          733      360,000      360,000.00
6838483649   20301201   360      300,000   2,201.30   20010201     359        299,798.70          787      375,000      375,000.00
6838612221   20301201   360      335,595   2,521.22   20010101     359        335,381.00          624      472,000              --
6841482323   20310101   360      860,000   6,385.48   20010201     360        860,000.00          769    1,860,000    1,860,000.00
6844334141   20310101   360      489,600   3,721.32   20010201     360        489,600.00          761      630,000      612,000.00
6844996451   20301201   360      699,900   5,258.12   20010201     359        699,453.69          746      875,000      875,000.00
6849464851   20301201   360      287,000   2,056.11   20010101     359        286,797.43          755      537,000      537,000.00
6850644029   20310101   360      471,000   3,415.08   20010201     360        471,000.00          711      655,000      655,000.00
6850757391   20301201   360      328,000   2,406.75   20010101     359        327,779.92          735      410,000      410,000.00
6851402567   20310101   360      300,000   2,227.50   20010201     360        300,000.00          785      375,000      375,000.00
6852356317   20301201   360      424,000   3,148.19   20010201     359        423,722.64          698      530,000      530,000.00
6852624532   20301201   360      600,000   4,350.42   20010101     359        599,587.08          794      960,000      960,000.00
6853954268   20301201   360      393,000   2,883.70   20010201     359        392,736.30          731      519,000              --
6854759211   20301201   360      296,250   2,357.10   20010101     359        296,083.92          630      395,000      395,000.00
6855010663   20301201   360      327,200   2,429.46   20010101     359        326,985.96          756      409,000      409,000.00
6855095631   20310101   360      310,000   2,247.72   20010201     360        310,000.00          756      811,000      532,870.00
6855325517   20301201   360      336,000   2,524.26   20010201     359        335,785.74          732      420,000      420,000.00
6855346935   20301201   360      479,200   3,474.54   20010101     359        478,870.21          662      599,000      599,000.00
6856145997   20301201   360      350,000   2,537.75   20010201     359        349,459.13          707      890,000      890,000.00
6857415175   20301201   360      470,000   3,407.83   20010101     359        463,637.17          802      820,000      820,000.00
6857581570   20301201   360      637,700   4,623.77   20010201     359        637,261.14          753      800,000      797,214.00
6857936907   20301201   360      328,592   2,382.53   20010201     359        328,365.86    01    767      365,000      359,000.00
6858432088   20301201   360      300,000   2,175.21   20010201     359        299,793.54          720      450,000              --
6860242509   20301201   360      319,200   2,398.05   20010201     359        318,920.44          687      400,000      399,000.00
6861297403   20301201   360      300,000   2,175.21   20010201     359        299,793.54          783      380,000      380,000.00
6861768130   20301201   360      288,000   2,088.20   20010201     359        287,801.80          770      360,000      360,000.00
6862117097   20310101   360      400,000   2,900.28   20010201     360        400,000.00          748      588,500      578,000.00
6862123269   20301201   360      420,000   3,081.82   20010201     359        419,642.72          708      530,000      525,000.00
6862482061   20301101   360      282,500   2,273.06   20010201     358        282,190.22          789      390,000              --
6864446288   20301201   360      315,000   2,283.97   20010201     359        314,783.22          708      625,000      625,000.00
6864625212   20310101   360      290,416   2,130.97   20010201     360        290,416.00          716      365,000      363,019.00
6865334202   20310101   360      380,000   2,788.31   20010201     360        299,500.00          786      475,000      475,000.00
6866628438   20301101   360      396,000   2,940.29   20010101     358        380,000.00    06    610      440,000      440,000.00
6866660985   20310101   360      408,000   2,993.76   20010201     360        395,480.17          729      560,000      560,000.00
6867018670   20310101   360      319,200   2,286.79   20010201     360        408,000.00          697      399,000      399,000.00
6867211747   20310101   360      461,250   3,424.77   20010201     360        319,200.00          657      615,000              --
6867919349   20301201   360      288,000   2,138.40   20010201     359        461,250.00          675      430,000              --
6868343879   20310101   360      650,000   4,712.96   20010201     360        287,811.60          798      860,000      860,000.00
6868411957   20310101   360      293,750   2,129.90   20010201     360        650,000.00          709      500,000              --
6868895787   20301201   360      283,600   2,105.73   20010201     359        293,750.00          742      354,500      354,500.00
6869918026   20301201   360      346,000   2,538.83   20010201     359        283,414.48    12    759      385,000      385,000.00
6873097171   20310101   360      343,200   2,458.73   20010201     360        446,000.00          803      450,000      429,000.00
6874874594   20301201   360      388,000   2,914.92   20010201     359        345,767.84          733      485,000      485,000.00
6876309110   20301201   360      550,000   4,035.71   20010201     359        384,750.00          752    1,070,000    1,070,000.00
6877437944   20301201   360      499,200   3,706.55   20010201     359        343,200.00          708      624,000      624,000.00
6878857553   20301201   360      304,000   2,257.20   20010301     359        387,752.58          759      435,000      434,316.00
6879718507   20301201   360      500,000   3,756.34   20010201     359        549,630.96          678      650,000      650,000.00
6883227222   20310101   360      300,000   2,333.37   20010201     360        498,873.45          718      377,000              --
6884645372   20301201   360      329,900   2,449.50   20010201     359        303,801.13    01    768      380,000      376,560.00
6885115136   20301201   360      511,875   3,667.14   20010201     359        499,681.16          712      695,000      682,500.00
6885598851   20301201   360      360,000   2,832.13   20010101     359        300,000.00    12    711      425,000      400,000.00
6893471398   20310101   360      400,000   2,935.06   20010201     360        329,684.20          744      510,000      510,000.00
6895794839   20301201   360      359,900   2,735.50   20010201     359        424,000.00          717      450,000      449,900.00
6904598494   20301201   360      295,920   2,275.37   20010201     359        511,513.72          761      375,000      369,900.00
6905582695   20310101   360      294,000   2,208.73   20010201     360        359,792.87          693      440,000              --
6907890054   20251201   300      359,200   2,832.12   20010201     299        454,500.00          708      490,000      449,000.00
6908607903   20301201   360      540,000   4,009.49   20010101     359        400,000.00          734      675,000      675,000.00
6909528389   20310101   360      331,409   2,696.46   20010201     360        359,676.30          727      445,000      441,879.00
6913253008   20310101   360      380,000   2,989.47   20010201     360        295,740.73          793      520,000      475,000.00
6915452384   20310101   360      480,000   3,648.35   20010201     360        354,625.00          785      605,000      600,000.00
6917740208   20301201   360      525,000   3,944.15   20010201     359        294,000.00          671    1,100,000              --
6921665375   20301201   360      338,000   2,450.74   20010201     359        358,837.38          775      485,000      482,958.00
6921780521   20301201   360      371,000   2,885.60   20010101     359        539,646.76    01    642      435,000      429,386.00
6921901499   20310101   360      326,100   2,336.23   20010201     360        331,409.00    13    749      397,000              --
6923717026   20310101   360      650,000   4,656.68   20010201     360        380,000.00          798      835,000      825,000.00
6934086973   20301201   360      388,708   2,852.21   20010101     359        480,000.00          680      486,000      485,886.00
6938355143   20310101   360      564,000   4,437.00   20010201     360        524,665.23          714      705,000      705,102.00
6939507635   20301201   360      525,000   3,898.12   20010201     359        337,767.39          755    1,260,000    1,225,000.00
6942479129   20301101   360      290,000   2,127.92   20010101     358        370,780.96          708    1,625,000              --
6943252707   20301201   360      593,000   4,351.23   20010101     359        326,100.00          701      765,000              --
6943344355   20301201   360      311,800   2,315.11   20010201     359        650,000.00          778    1,150,000              --
6947011182   20310101   360      309,000   2,321.42   20010201     360        388,447.18          669      412,000              --
6950248481   20310101   360      808,000   5,788.62   20010201     360        564,000.00          799    1,010,000    1,010,000.00
6956575838   20310101   360      347,920   2,583.30   20010201     360        474,656.57          679      435,000      434,900.00
6957493080   20310101   360      305,350   2,294.00   20010201     360        289,609.53    12    714      360,000              --
6959584803   20310101   360      432,280   3,209.67   20010201     360        592,602.10          739      543,000      540,350.00
6963728255   20301201   360      368,000   2,764.67   20010201     359        311,596.04          724      470,000      460,000.00
6964428574   20301201   360      608,000   4,514.39   20010201     359        309,000.00          771      850,000      760,000.00
6966130731   20301201   360      360,000   2,641.56   20010101     359        808,000.00          753      450,000      450,000.00
6967826642   20301201   360      650,000   4,826.24   20010201     359        347,920.00          623    1,600,000              --
6970331564   20310101   360      274,550   2,062.61   20010201     360        305,350.00    12    780      292,000      289,900.00
6971100679   20301201   360      559,200   3,957.99   20010101     359        432,280.00          607      705,000      699,000.00
6974521574   20310101   360      346,400   2,572.02   20010201     360        367,765.33          773      433,000              --
6975808368   20310101   360      399,960   2,899.99   20010201     360        607,602.28          689      505,000      499,950.00
6977587861   20301201   360      434,000   3,184.54   20010201     359        359,758.44          734      550,000      542,500.00
6979028591   20301201   360      300,000   2,175.21   20010201     359        649,574.80          749      375,000      375,000.00
6986885066   20310101   360      302,125   2,323.08   20010201     360        274,550.00    13    671      338,000      335,752.00
6986986278   20310101   360      284,800   1,967.05   20010201     360        558,795.26          741      356,000      356,000.00
6987731053   20310101   360      500,000   3,712.49   20010201     360        346,400.00          767      630,000              --
6987836662   20301201   360      308,000   2,206.56   20010201     359        399,960.00          728      415,000      385,000.00
6988173057   20301201   360      566,000   4,352.06   20010201     359        433,708.79          678      712,000      707,500.00
6992887122   20301201   360      650,000   4,883.24   20010101     359        299,793.54          777      877,000      877,000.00
6997022469   20310101   360      328,433   2,381.37   20010201     360        302,125.00          615      425,000      420,933.00
6865132291   20310101   360      299,500   2,197.63   20010201     359        284,800.00          708      430,000              --
6869186384   20310101   360      446,000   3,195.20   20010201     359        500,000.00          765      558,000      557,500.00
6870901805   20310101   360      384,750   2,823.16   20010201     359        307,782.61    12    750      428,000      427,500.00
6884793016   20310101   360      424,000   3,260.20   20010201     359        565,657.11          745      530,000      530,000.00
6886375119   20310101   360      454,500   3,295.45   20010201     359        649,585.51          752      800,000              --
6904689657   20310101   360      354,625   2,540.58   20010201     359        328,433.00          760      460,000      443,282.00




                                   EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: ______________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)

                                    Issuer:___________________________________
                                    Address:__________________________________

                                    Date:_____________________________________

Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature   Date

Documents returned to Custodian:

__________________________________  _______________
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.

                               [_______________],

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Balance as of January 25, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.      Neither the Transferor nor anyone acting on its behalf has
      (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Balance as of January 25, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") ___ of the captioned ___ Certificates ___ (the ___ "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The Transferee is a dealer registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

----------------------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only
                                 or the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only
                                 for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    IF AN ADVISER:

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Date:_____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Principal Balance as of January 25, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective ___ meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.      The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________


                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Principal Balance as of January 25, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor) to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,

                                  Series 2001-1

STATE OF               )
                       ) ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.      The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R or Class A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated January 25, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9.    The    Transferee's    taxpayer     identification    number    is
________________________.

      10.   The  Transferee  is a U.S.  Person  as  defined  in  Code  Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                       Name:
                                       Title:

      Personally appeared before me the above-named __________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                    __________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT
                       -----------------------------------

            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

            _________________ ___ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________ among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged ___ Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss  Mitigation  Advisor's  Recommendations With
                          Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03.  Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                 _______________________

            (c)  in the case of the Purchaser:

                  ______________________

            Section 3.05.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          Bank of America, N.A.

                                          By:_________________________________
                                          Name:______________________________

Title:________________________________

                                          Loss Mitigation Advisor

                                          _______________________

                                          By:_________________________________
                                          Name:
                                          Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                       Purchaser

                                       By:________________________________

                                       Name:______________________________

                                       Title:_______________________________

                                    EXHIBIT L

                           Principal Balance Schedules

           PAYMENT DATE      PAC GROUP            CLASS A-24
             2/25/01      155,514,215.25        62,395,000.00
             3/25/01      155,112,660.28        62,395,000.00
             4/25/01      154,643,418.20        62,395,000.00
             5/25/01      154,106,615.48        62,395,000.00
             6/25/01      153,502,422.00        62,395,000.00
             7/25/01      152,831,051.07        62,395,000.00
             8/25/01      152,092,759.40        62,395,000.00
             9/25/01      151,287,846.98        62,395,000.00
             10/25/01     150,416,657.01        62,395,000.00
             11/25/01     149,479,575.66        62,395,000.00
             12/25/01     148,477,031.93        62,395,000.00
             1/25/02      147,409,497.30        62,395,000.00
             2/25/02      146,277,485.47        62,395,000.00
             3/25/02      145,081,551.98        62,395,000.00
             4/25/02      143,822,293.82        62,395,000.00
             5/25/02      142,500,348.95        62,395,000.00
             6/25/02      141,116,395.83        62,395,000.00
             7/25/02      139,671,152.87        62,395,000.00
             8/25/02      138,165,377.85        62,395,000.00
             9/25/02      136,599,867.28        62,395,000.00
             10/25/02     134,975,455.75        62,395,000.00
             11/25/02     133,293,015.17        62,395,000.00
             12/25/02     131,553,454.08        61,376,109.86
             1/25/03      129,757,716.81        60,325,111.42
             2/25/03      127,906,782.64        59,242,453.41
             3/25/03      126,001,664.97        58,128,600.29
             4/25/03      124,043,410.36        56,984,031.92
             5/25/03      122,033,427.14        55,809,425.15
             6/25/03      119,972,818.73        54,605,286.56
             7/25/03      117,925,624.13        53,406,874.42
             8/25/03      115,891,757.37        52,214,157.84
             9/25/03      113,871,133.04        51,027,106.05
             10/25/03     111,863,666.29        49,845,688.46
             11/25/03     109,869,272.82        48,669,874.60
             12/25/03     107,887,868.90        47,499,634.17
             1/25/04      105,919,371.32        46,334,937.03
             2/25/04      103,963,697.45        45,175,753.18
             3/25/04      102,020,765.17        44,022,052.75
             4/25/04      100,090,492.91        42,873,806.05
             5/25/04       98,172,799.64        41,730,983.51
             6/25/04       96,267,604.87        40,593,555.72
             7/25/04       94,374,828.60        39,461,493.42
             8/25/04       92,494,391.40        38,334,767.48
             9/25/04       90,626,214.33        37,213,348.92
             10/25/04      88,770,218.99        36,097,208.91
             11/25/04      86,926,327.47        34,986,318.74
             12/25/04      85,094,462.40        33,880,649.88
             1/25/05       83,274,546.89        32,780,173.91
             2/25/05       81,466,504.57        31,684,862.55
             3/25/05       79,670,259.57        30,594,687.67
             4/25/05       77,885,736.52        29,509,621.29
             5/25/05       76,112,860.54        28,429,635.53
             6/25/05       74,351,557.25        27,354,702.70
             7/25/05       72,601,752.75        26,284,795.19
             8/25/05       70,863,373.62        25,219,885.57
             9/25/05       69,136,346.95        24,159,946.53
             10/25/05      67,420,600.28        23,104,950.87
             11/25/05      65,716,061.64        22,054,871.57
             12/25/05      64,022,659.53        21,009,681.71
             1/25/06       62,340,322.93        19,969,354.50
             2/25/06       60,692,521.60        18,946,700.70
             3/25/06       59,055,550.44        17,928,809.88
             4/25/06       57,429,339.56        16,915,655.48
             5/25/06       55,813,819.50        15,907,211.06
             6/25/06       54,208,921.27        14,903,450.32
             7/25/06       52,614,576.33        13,904,347.05
             8/25/06       51,030,716.58        12,909,875.20
             9/25/06       49,457,274.37        11,921,359.94
             10/25/06      47,894,182.48        10,972,767.48
             11/25/06      46,341,374.15        10,062,497.22
             12/25/06      44,798,783.02         9,189,011.26
             1/25/07       43,266,343.20         8,350,831.94
             2/25/07       41,762,572.26         7,573,987.71
             3/25/07       40,306,558.83         6,828,866.37
             4/25/07       38,896,844.48         6,114,174.20
             5/25/07       37,532,014.52         5,428,668.54
             6/25/07       36,210,696.71         4,771,155.83
             7/25/07       34,931,560.02         4,140,489.67
             8/25/07       33,693,313.38         3,535,569.02
             9/25/07       32,494,704.49         2,955,336.37
             10/25/07      31,334,518.66         2,398,776.05
             11/25/07      30,211,577.75         1,864,912.61
             12/25/07      29,124,738.97         1,352,809.25
             1/25/08       28,072,893.96          861,566.28
             2/25/08       27,108,892.40          435,258.33
             3/25/08       26,176,053.91          26,279.99
             4/25/08       25,273,406.82              0
             5/25/08       24,400,009.13              0
             6/25/08       23,554,947.57              0
             7/25/08       22,737,336.75              0
             8/25/08       21,946,318.33              0
             9/25/08       21,181,060.19              0
             10/25/08      20,440,755.63              0
             11/25/08      19,724,622.64              0
             12/25/08      19,031,903.13              0
             1/25/09       18,361,862.22              0
             2/25/09       17,756,695.48              0
             3/25/09       17,170,928.63              0
             4/25/09       16,603,952.75              0
             5/25/09       16,055,177.72              0
             6/25/09       15,524,031.67              0
             7/25/09       15,009,960.41              0
             8/25/09       14,512,426.87              0
             9/25/09       14,030,910.63              0
             10/25/09      13,564,907.33              0
             11/25/09      13,113,928.28              0
             12/25/09      12,677,499.88              0
             1/25/10       12,255,163.24              0
             2/25/10       11,878,199.88              0
             3/25/10       11,512,685.72              0
             4/25/10       11,158,276.20              0
             5/25/10       10,814,637.02              0
             6/25/10       10,481,443.88              0
             7/25/10       10,158,382.20              0
             8/25/10       9,845,146.80               0
             9/25/10       9,541,441.62               0
             10/25/10      9,246,979.46               0
             11/25/10      8,961,481.73               0
             12/25/10      8,684,678.16               0
             1/25/11       8,416,306.59               0
             2/25/11       8,156,112.68               0
             3/25/11       7,903,849.74               0
             4/25/11       7,659,278.44               0
             5/25/11       7,422,166.64               0
             6/25/11       7,192,289.13               0
             7/25/11       6,969,427.48               0
             8/25/11       6,753,369.79               0
             9/25/11       6,543,910.49               0
             10/25/11      6,340,850.22               0
             11/25/11      6,143,995.55               0
             12/25/11      5,953,158.89               0
             1/25/12       5,768,158.26               0
             2/25/12       5,588,817.12               0
             3/25/12       5,414,964.27               0
             4/25/12       5,246,433.61               0
             5/25/12       5,083,064.05               0
             6/25/12       4,924,699.33               0
             7/25/12       4,771,187.86               0
             8/25/12       4,622,382.64               0
             9/25/12       4,478,141.07               0
             10/25/12      4,338,324.82               0
             11/25/12      4,202,799.73               0
             12/25/12      4,071,435.68               0
             1/25/13       3,944,106.46               0
             2/25/13       3,820,689.63               0
             3/25/13       3,701,066.47               0
             4/25/13       3,585,121.80               0
             5/25/13       3,472,743.92               0
             6/25/13       3,363,824.49               0
             7/25/13       3,258,258.43               0
             8/25/13       3,155,943.82               0
             9/25/13       3,056,781.82               0
             10/25/13      2,960,676.56               0
             11/25/13      2,867,535.04               0
             12/25/13      2,777,267.10               0
             1/25/14       2,689,785.27               0
             2/25/14       2,605,004.73               0
             3/25/14       2,522,843.19               0
             4/25/14       2,443,220.88               0
             5/25/14       2,366,060.41               0
             6/25/14       2,291,286.75               0
             7/25/14       2,218,827.09               0
             8/25/14       2,148,610.87               0
             9/25/14       2,080,569.62               0
             10/25/14      2,014,636.96               0
             11/25/14      1,950,748.50               0
             12/25/14      1,888,841.82               0
             1/25/15       1,828,856.36               0
             2/25/15       1,770,733.40               0
             3/25/15       1,714,415.99               0
             4/25/15       1,659,848.92               0
             5/25/15       1,606,978.64               0
             6/25/15       1,555,753.20               0
             7/25/15       1,506,122.26               0
             8/25/15       1,458,036.98               0
             9/25/15       1,411,449.99               0
             10/25/15      1,366,315.38               0
             11/25/15      1,322,588.62               0
             12/25/15      1,280,226.52               0
             1/25/16       1,239,187.22               0
             2/25/16       1,199,430.10               0
             3/25/16       1,160,915.80               0
             4/25/16       1,123,606.14               0
             5/25/16       1,087,464.11               0
             6/25/16       1,052,453.79               0
             7/25/16       1,018,540.40               0
             8/25/16        985,690.18                0
             9/25/16        953,870.41                0
             10/25/16       923,049.35                0
             11/25/16       893,196.25                0
             12/25/16       864,281.27                0
             1/25/17        836,275.50                0
             2/25/17        809,150.88                0
             3/25/17        782,880.24                0
             4/25/17        757,437.21                0
             5/25/17        732,796.23                0
             6/25/17        708,932.52                0
             7/25/17        685,822.05                0
             8/25/17        663,441.54                0
             9/25/17        641,768.40                0
             10/25/17       620,780.74                0
             11/25/17       600,457.33                0
             12/25/17       580,777.59                0
             1/25/18        561,721.57                0
             2/25/18        543,269.93                0
             3/25/18        525,403.93                0
             4/25/18        508,105.37                0
             5/25/18        491,356.65                0
             6/25/18        475,140.68                0
             7/25/18        459,440.89                0
             8/25/18        444,241.24                0
             9/25/18        429,526.16                0
             10/25/18       415,280.57                0
             11/25/18       401,489.85                0
             12/25/18       388,139.81                0
             1/25/19        375,216.71                0
             2/25/19        362,707.25                0
             3/25/19        350,598.50                0
             4/25/19        338,877.95                0
             5/25/19        327,533.47                0
             6/25/19        316,553.31                0
             7/25/19        305,926.06                0
             8/25/19        295,640.68                0
             9/25/19        285,686.46                0
             10/25/19       276,053.03                0
             11/25/19       266,730.32                0
             12/25/19       257,708.59                0
             1/25/20        248,978.39                0
             2/25/20        240,530.56                0
             3/25/20        232,356.23                0
             4/25/20        224,446.80                0
             5/25/20        216,793.92                0
             6/25/20        209,389.52                0
             7/25/20        202,225.77                0
             8/25/20        195,295.09                0
             9/25/20        188,590.11                0
             10/25/20       182,103.72                0
             11/25/20       175,829.01                0
             12/25/20       169,759.28                0
             1/25/21        163,888.06                0
             2/25/21        158,209.05                0
             3/25/21        152,716.17                0
             4/25/21        147,403.52                0
             5/25/21        142,265.38                0
             6/25/21        137,296.21                0
             7/25/21        132,490.65                0
             8/25/21        127,843.49                0
             9/25/21        123,349.69                0
             10/25/21       119,004.36                0
             11/25/21       114,802.79                0
             12/25/21       110,740.38                0
             1/25/22        106,812.69                0
             2/25/22        103,015.43                0
             3/25/22         99,344.41                0
             4/25/22         95,795.61                0
             5/25/22         92,365.11                0
             6/25/22         89,049.11                0
             7/25/22         85,843.96                0
             8/25/22         82,746.08                0
             9/25/22         79,752.04                0
             10/25/22        76,858.50                0
             11/25/22        74,062.22                0
             12/25/22        71,360.06                0
             1/25/23         68,749.01                0
             2/25/23         66,226.11                0
             3/25/23         63,788.52                0
             4/25/23         61,433.48                0
             5/25/23         59,158.32                0
             6/25/23         56,960.46                0
             7/25/23         54,837.38                0
             8/25/23         52,786.67                0
             9/25/23         50,805.97                0
             10/25/23        48,893.00                0
             11/25/23        47,045.57                0
             12/25/23        45,261.53                0
             1/25/24         43,538.82                0
             2/25/24         41,875.44                0
             3/25/24         40,269.44                0
             4/25/24         38,718.96                0
             5/25/24         37,222.17                0
             6/25/24         35,777.31                0
             7/25/24         34,382.68                0
             8/25/24         33,036.63                0
             9/25/24         31,737.56                0
             10/25/24        30,483.92                0
             11/25/24        29,274.21                0
             12/25/24        28,106.98                0
             1/25/25         26,980.84                0
             2/25/25         25,894.41                0
             3/25/25         24,846.39                0
             4/25/25         23,835.50                0
             5/25/25         22,860.51                0
             6/25/25         21,920.21                0
             7/25/25         21,013.47                0
             8/25/25         20,139.15                0
             9/25/25         19,296.17                0
             10/25/25        18,483.49                0
             11/25/25        17,700.10                0
             12/25/25        16,945.00                0
             1/25/26         16,217.26                0
             2/25/26         15,515.94                0
             3/25/26         14,840.17                0
             4/25/26         14,189.07                0
             5/25/26         13,561.82                0
             6/25/26         12,957.61                0
             7/25/26         12,375.65                0
             8/25/26         11,815.20                0
             9/25/26         11,275.52                0
             10/25/26        10,755.90                0
             11/25/26        10,255.67                0
             12/25/26        9,774.15                 0
             1/25/27         9,310.71                 0
             2/25/27         8,864.72                 0
             3/25/27         8,435.60                 0
             4/25/27         8,022.75                 0
             5/25/27         7,625.63                 0
             6/25/27         7,243.68                 0
             7/25/27         6,876.37                 0
             8/25/27         6,523.22                 0
             9/25/27         6,183.71                 0
             10/25/27        5,857.38                 0
             11/25/27        5,543.77                 0
             12/25/27        5,242.43                 0
             1/25/28         4,952.93                 0
             2/25/28         4,674.87                 0
             3/25/28         4,407.83                 0
             4/25/28         4,151.43                 0
             5/25/28         3,905.29                 0
             6/25/28         3,669.05                 0
             7/25/28         3,442.37                 0
             8/25/28         3,224.89                 0
             9/25/28         3,016.29                 0
             10/25/28        2,816.26                 0
             11/25/28        2,624.49                 0
             12/25/28        2,440.68                 0
             1/25/29         2,264.54                 0
             2/25/29         2,095.81                 0
             3/25/29         1,934.20                 0
             4/25/29         1,779.47                 0
             5/25/29         1,631.36                 0
             6/25/29         1,489.63                 0
             7/25/29         1,354.05                 0
             8/25/29         1,224.39                 0
             9/25/29         1,100.44                 0
             10/25/29         981.98                  0
             11/25/29         868.81                  0
             12/25/29         760.74                  0
             1/25/30          657.58                  0
             2/25/30          559.14                  0
             3/25/30          465.24                  0
             4/25/30          375.72                  0
             5/25/30           290.4                  0
             6/25/30          209.14                  0
             7/25/30          131.78                  0
             8/25/30           58.16                  0
             9/25/30             0                    0